Certain information in this exhibit has been excluded pursuant to Regulation S-K, item 601(b)(10). Such excluded information is not material and is the type the registrant treats as private or confidential. Such omitted information is indicated by brackets ("REDACTED") in this exhibit.

Exhibit 4.20

Execution Version

26 September	2025

ALIBABA GROUP HOLDING LIMITED

as the Company

ALIBABA GROUP SERVICES LIMITED

and

ALIBABA SOUTHEAST ASIA HOLDING PRIVATE LIMITED

as the New Obligors

CITICORP INTERNATIONAL LIMITED

as Agent

FOURTH AMENDMENT AND RESTATEMENT

AGREEMENT

in respect of a

US$4,000,000,000 facility agreement

dated 9 March 2016 as amended by a

syndication and amendment agreement

dated 3 May 2016, an amendment and

restatement agreement dated 29 May 2019

and an amendment and restatement

agreement dated 16 May 2023

THIS FOURTH AMENDMENT AND RESTATEMENT AGREEMENT (this Agreement) is dated 26 September 2025 and made between:

(1)
ALIBABA GROUP HOLDING LIMITED (the Company);
(2)
ALIBABA GROUP SERVICES LIMITED (AGSL);
(3)
ALIBABA SOUTHEAST ASIA HOLDING PRIVATE LIMITED (AAX and, together with AGSL, the New Obligors); and
(4)
CITICORP INTERNATIONAL LIMITED as facility agent of the Finance Parties (other than itself) (the Agent).

WHEREAS:

(A)
This Agreement is supplemental to and amends the facility agreement dated 9 March 2016 between, among others, the Company and the Agent, as amended by a syndication and amendment agreement dated 3 May 2016 between, among others, the Company and the Agent, an amendment and restatement agreement dated 29 May 2019 between the Company and the Agent and an amendment and restatement agreement dated 16 May 2023, each between the Company and the Agent (the Original Facility Agreement).
(B)
The Agent is authorised and has been instructed to execute this Agreement on behalf of the Finance Parties pursuant to clause 32 (Amendments and waivers) of the Original Facility Agreement.

IT IS AGREED as follows:

1.
DEFINITIONS AND INTERPRETATION
1.1.
In this Agreement:

Base Currency has the meaning given to that term in the Fourth Amended and Restated Facility Agreement;

Fourth Amended and Restated Facility Agreement means the Original Facility Agreement, as amended and restated by this Agreement on the Fourth Restatement Effective Date;

Fourth Restatement Effective Date means the last day of the then current Interest Period in which the Agent receives from the Company evidence in form and substance satisfactory to the Agent (acting reasonably) that the approval from the National Development and Reform Commission of the PRC in respect of the Facility (as restated pursuant to this Agreement) has been obtained;

Invitation Letter means the invitation letter dated 15 August 2025 delivered on behalf of the Company in connection with, among other things, the amendments, consent and waivers set out in this Agreement;

Latte Facility means the US$6,500,000,000 revolving loan facility pursuant to a facility agreement dated 7 April 2017 and as amended by an amendment and restatement agreement dated 24 June 2021, an amendment and restatement agreement dated 16 May 2023, and an amendment and restatement agreement dated on or about the date of this Agreement;

Latte Restatement Effective Date means the “Third Restatement Effective Date” under and as defined in the Third Amendment and Restatement Agreement (Latte);

Party means a party to this Agreement;

Qualifying Lender has the meaning given to that term in the Fourth Amended and Restated Facility Agreement;

RCF Loan has the meaning given to the term “Loan” in the Fourth Amended and Restated Facility Agreement;

Repricing Effective Date means 30 September 2025 or such later date that is the last day of an Interest Period in respect of the Loan as may be agreed by the Company and the Agent, provided that the Agent has received all of the documents and other evidence listed in Schedule 1 (Conditions Precedent) of this Agreement in form and substance satisfactory to the Agent (acting reasonably);

Rollover Loan has the meaning given to that term in the Fourth Amended and Restated Facility Agreement;

Term Loan has the meaning given to the term “Loan” in the Original Facility Agreement;

Third Amendment and Restatement Agreement (Latte) means the third amendment and restatement agreement in relation to the Latte Facility, entered into on or about the date of this Agreement; and

Treaty Lender has the meaning given to that term in the Fourth Amended and Restated Facility Agreement.

1.2.
Save as defined in this Agreement, words and expressions defined in the Original Facility Agreement shall have the same meanings in this Agreement.
1.3.
Paragraphs (a)(i) to (iv), (a)(vi) to (xiii) and (b) of clause 1.2 (Construction) and clauses 1.3 (Third Party rights), 28 (Notices), 30 (Partial invalidity) and 31 (Remedies and waivers) of the Original Facility Agreement shall be deemed to be incorporated into this Agreement save that references in the Original Facility Agreement to “this Agreement” shall be construed as references to this Agreement, references in the Original Facility Agreement to “Parties” shall be construed as references to the Parties and cross references to specified clauses thereof are references to the equivalent clauses set out or incorporated herein.
1.4.
This Agreement constitutes a Finance Document for the purposes of the Original Facility Agreement and the Fourth Amended and Restated Facility Agreement.

2.
AMENDMENT

With effect from the date of this Agreement, paragraph (a) of clause 32.7 (Replacement of Lender) of the Original Facility Agreement shall be amended by:

(a)
replacing “the Company shall deliver a Transfer Certificate complying with Clause 21.5 (Procedure for transfer) and executed by the relevant Replacement Lender and any other related documentation” with “the Company shall deliver a Transfer Certificate complying with Clause 21.5 (Procedure for transfer) and any other related documentation”; and
(b)
replacing “15 (fifteen) Business Days after delivery by the Company of such notice” in each place it appears with “3 (three) Business Days after delivery by the Company of such notice”.
3.
REPRICING
3.1.
The Agent shall notify the Company and the Lenders promptly upon being satisfied that it has received all of the documents and other evidence listed in Schedule 1 (Conditions Precedent) of this Agreement in form and substance satisfactory to the Agent (acting reasonably).
3.2.
With effect from the Repricing Effective Date, the Original Facility Agreement (as amended pursuant to Clause 2 (Amendment) above) shall be further amended by:
(a)
replacing the definition of Arranger in clause 1.1 (Definitions) with the following:

“Arranger means:

(a)
prior to the Second Restatement Effective Date, any Original Mandated Lead Arranger;
(b)
on or after the Second Restatement Effective Date and prior to the Third Restatement Effective Date, any Second Restatement Effective Date Arranger;
(c)
on or after the Third Restatement Effective Date and prior to the Repricing Effective Date, any Third Restatement Effective Date Arranger; and
(d)
on or after the Repricing Effective Date, any Fourth Restatement Effective Date Mandated Lead Arranger & Bookrunner;”
(b)
replacing the definition of Commitment with the following:

“Commitment means:

(a)
in relation to an Original Lender, (i) the amount set opposite its name under the heading “Commitment” in (at any time prior to occurrence of the Upsize Effective Date) Part A (The Original Lenders) of Schedule 1 (The Lenders) or (with effect from the occurrence of the Upsize Effective Date but prior to occurrence of the Second Restatement Effective Date) Schedule 1 (The Lenders) to the Syndication and Amendment Agreement and (ii) the amount of any other Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase) or Clause 2.3 (Additional Commitments);
(b)
in relation to a Second Restatement Effective Date Lender, (i) the amount set opposite its name under the heading “Commitment” in (at any time prior to the occurrence of the Third Restatement Effective Date) Part B (The Second Restatement Effective Date Lenders) of Schedule 1 (The Lenders) and (ii) the amount of any other Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase) or Clause 2.3 (Additional Commitments);
(c)
in relation to a Third Restatement Effective Date Lender, (i) the amount set opposite its name under the heading “Commitment” in Part C (The Third Restatement Effective Date Lenders) of Schedule 1 (The Lenders) and (ii) the amount of any other Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase) or Clause 2.3 (Additional Commitments);
(d)
in relation to a Fourth Restatement Effective Date Lender, (i) the amount set opposite its name under the heading “Commitment” in Part A (Commitment Amounts) of Schedule 2 (The Fourth Restatement Effective Date Lenders) of the Fourth Amendment and Restatement Agreement and (ii) the amount of any other Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase) or Clause 2.3 (Additional Commitments); and
(e)
in relation to any other Lender, the amount of any other Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase) or Clause 2.3 (Additional Commitments),

to the extent not cancelled, reduced or transferred by it under this Agreement;”

(c)
replacing the definition of Lender in clause 1.1 (Definitions) with the following:

“Lender means:

(a)
prior to the Second Restatement Effective Date, any Original Lender;
(b)
on or after the Second Restatement Effective Date and prior to the Third Restatement Effective Date, any Second Restatement Effective Date Lender;
(c)
on or after the Third Restatement Effective Date and prior to the Repricing Effective Date, any Third Restatement Effective Date Lender;
(d)
on or after the Repricing Effective Date, any Fourth Restatement Effective Date Lender; and

(e)
any bank or financial institution (or, with the prior written consent of the Company, other person) which has become a Party in accordance with Clause 2.2 (Increase), Clause 2.3 (Additional Commitments) or Clause 21 (Changes to the Lenders),

which in each case has not ceased to be a Party in accordance with the terms of this Agreement;”

(d)
replacing the definition of Margin in clause 1.1 (Definitions) with the following:

“Margin means, prior to the occurrence of the Fourth Restatement Effective Date, [REDACTED] per cent per annum”;

(e)
replacing the definition of Finance Document in clause 1.1 (Definitions) with the following:

“Finance Document means this Agreement, the Syndication and Amendment Agreement, the Second Amendment and Restatement Agreement, the Third Amendment and Restatement Agreement, the Fourth Amendment and Restatement Agreement, the Consent Request (as defined in the Second Amendment and Restatement Agreement), the Consent Request (as defined in the Third Amendment and Restatement Agreement), the Invitation Letter (as defined in the Fourth Amendment and Restatement Agreement), any Fee Letter, the Syndication Letter, any Utilisation Request, any Additional Commitment Notice and any other document designated as such by the Company and the Agent (or by the Company and the Lenders, provided that the Agent receives notification of such designation)”;

(f)
replacing the definition of Term SOFR Loan in clause 1.1 (Definitions) with the following:

“Term SOFR Loan means any Loan;”;

(g)
replacing the definition of Term SOFR Reference Rate in clause 1.1 (Definitions) with the following:

“Term SOFR Reference Rate means, in relation to any Term SOFR Loan:

(a)
Term SOFR as of 5:00 p.m. (New York time) on the Quotation Day and for a period equal in length to the Interest Period of that Term SOFR Loan; or
(b)
as otherwise determined pursuant to Clause 10 (Unavailability of Term SOFR),

and if, in either case, that rate is less than zero, Term SOFR Reference Rate shall be deemed to be zero;”

(h)
replacing the definition of Total Commitments in clause 1.1 (Definitions) with the following:

“Total Commitments means the aggregate of the Commitments (being US$3,000,000,000 as at the date of this Agreement, US$4,000,000,000 as at the date of the Upsize Effective Date, and US$3,170,000,000 as at the Repricing Effective Date);”

(i)
inserting the following definitions in clause 1.1 (Definitions):

“Third Restatement Effective Date means 31 May 2023;”;

“Third Restatement Effective Date Arrangers means:

(a)
BANK OF CHINA LIMITED MACAU BRANCH; BANK OF CHINA (HONG KONG) LIMITED; THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED; BANK OF COMMUNICATIONS (HONG KONG) LIMITED (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY); BANK OF COMMUNICATIONS CO., LTD. MACAU BRANCH; BANK OF COMMUNICATIONS CO., LTD. OFFSHORE BANKING UNIT; STANDARD CHARTERED BANK (HONG KONG) LIMITED; CHINA CONSTRUCTION BANK (ASIA) CORPORATION LIMITED and HANG SENG BANK LIMITED;
(b)
AGRICULTURAL BANK OF CHINA LTD., NEW YORK BRANCH; DBS BANK LTD.; DBS BANK (HONG KONG) LIMITED (INCORPORATED WITH LIMITED LIABILITY UNDER THE LAWS OF HONG KONG); INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED; CITIBANK, N.A., HONG KONG BRANCH (ORGANIZED UNDER THE LAWS OF THE U.S.A WITH LIMITED LIABILITY); JPMORGAN CHASE BANK, N.A., HONG KONG BRANCH; CREDIT SUISSE AG, SINGAPORE BRANCH; MORGAN STANLEY BANK, N.A.; THE NORINCHUKIN BANK, SINGAPORE BRANCH; CHINA CITIC BANK INTERNATIONAL LIMITED; OVERSEA-CHINESE BANKING CORPORATION LIMITED (INCORPORATED IN SINGAPORE WITH LIMITED LIABILITY); BARCLAYS BANK PLC and CAIXABANK, S.A.; and
(c)
NANYANG COMMERCIAL BANK, LIMITED; THE SHANGHAI COMMERCIAL & SAVINGS BANK, LTD.; CHINA MINSHENG BANKING CORP., LTD. HONG KONG BRANCH (A JOINT STOCK LIMITED COMPANY INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA); DEUTSCHE BANK AG, SINGAPORE BRANCH (A JOINT STOCK COMPANY WITH LIMITED LIABILITY INCORPORATED IN THE FEDERAL REPUBLIC OF GERMANY, ACTING THROUGH ITS SINGAPORE BRANCH); CATHAY UNITED BANK, TAIWAN BRANCH; MIZUHO BANK, LTD. (INCORPORATED IN JAPAN WITH LIMITED LIABILITY), HONG KONG BRANCH; CHINA MERCHANTS BANK CO., LTD., HONG KONG BRANCH, A JOINT STOCK COMPANY INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA WITH LIMITED LIABILITY and CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, HONG KONG BRANCH (INCORPORATED IN FRANCE WITH LIMITED LIABILITY); ”;

“Fourth Amendment and Restatement Agreement means the amendment and restatement agreement dated September 2025 between, among others, the Company and the Agent;”;

“Fourth Restatement Effective Date has the meaning given to that term in the Fourth Amendment and Restatement Agreement;”;

“Fourth Restatement Effective Date Lenders means the financial institutions listed in Part A (Commitment Amounts) of Schedule 2 (The Fourth Restatement Effective Date Lenders) of the Fourth Amendment and Restatement Agreement;”;

“Fourth Restatement Effective Date Mandated Lead Arrangers & Bookrunners means INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, SINGAPORE BRANCH; AGRICULTURAL BANK OF CHINA LIMITED SINGAPORE BRANCH, INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA WITH LIMITED LIABILITY; BANK OF CHINA LIMITED MACAU BRANCH; BANK OF CHINA (HONG KONG) LIMITED; CHINA CONSTRUCTION BANK (ASIA) CORPORATION LIMITED; BANCO BILBAO VIZCAYA ARGENTARIA, S.A. SINGAPORE BRANCH; BANK OF COMMUNICATIONS CO., LTD SINGAPORE BRANCH; CHINA MERCHANTS BANK CO., LTD (ACTING THROUGH ITS SINGAPORE BRANCH); THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, SINGAPORE BRANCH; OVERSEA-CHINESE BANKING CORPORATION LIMITED; CITIGROUP GLOBAL MARKETS ASIA LIMITED; DBS BANK LTD.; NANYANG COMMERCIAL BANK, LIMITED; MIZUHO BANK, LTD. SINGAPORE BRANCH; STANDARD CHARTERED BANK (SINGAPORE) LIMITED; HANG SENG BANK LIMITED; JPMORGAN CHASE BANK, N.A., ACTING THROUGH ITS SINGAPORE BRANCH (A NATIONAL BANKING ASSOCIATION ORGANISED UNDER THE LAWS OF THE UNITED STATES OF AMERICA WITH LIMITED LIABILITY);”;

“Repricing Effective Date has the meaning given to that term in the Fourth Amendment and Restatement Agreement;”;

(j)
removing the following definitions (or the specified paragraph thereof) in clause 1.1 (Definitions) and all references to such definitions:
(i)
paragraph (a) of Business Day;
(ii)
Central Bank Rate (Compounded SOFR);
(iii)
Central Bank Rate Adjustment (Compounded SOFR);
(iv)
Compounded Rate Interest Payment;
(v)
Compounded Rate Supplement;
(vi)
Compounded Rate Terms;
(vii)
Compounded SOFR Loan;
(viii)
Compounded SOFR Reference Rate;

(ix)
Compounding Methodology Supplement;
(x)
Credit Adjustment Spread;
(xi)
Daily Non-Cumulative Compounded RFR Rate;
(xii)
Daily Rate;
(xiii)
Lookback Period;
(xiv)
paragraph (b) of Month;
(xv)
Rate Switch Date (Compounded SOFR);
(xvi)
Rate Switch Date (Term SOFR);
(xvii)
Rate Switch Notice (Term SOFR);
(xviii)
paragraph (a) of Relevant Market;
(xix)
RFR; and
(xx)
Term SOFR Blocking Event;
(k)
inserting the following as a new paragraph (a)(iii) of clause 26.2 (Distributions by the Agent) immediately after the existing paragraph (a)(ii) (and the existing paragraph (a)(iii) shall become paragraph (a)(iv) accordingly):

“(iii) with respect to the Company and the Fourth Restatement Effective Date Lenders, to such account as specified in Part B (Account Details) of Schedule 2 (The Fourth Restatement Effective Date Lenders) of the Fourth Amendment and Restatement Agreement (or such other account as that Party may notify to the Agent by not less than five Business Days’ notice with a bank in the principal financial centre of the country of that currency); or;” and

(l)
removing the following clauses (or the specified paragraph(s) thereof) and schedules and all references to such clauses and schedules:
(i)
paragraphs (h) and (i) of clause 1.2 (Construction);
(ii)
paragraph (a)(iii) of clause 7.4 (Right of prepayment and cancellation in relation to a single Lender);
(iii)
clause 8.1 (Calculation of interest – Compounded SOFR Loans);
(iv)
paragraph (c) of clause 8.2 (Calculation of interest – Term SOFR Loans);
(v)
paragraph (d) of Clause 8.4 (Default interest);
(vi)
clause 8.5 (Compounded SOFR Loans and Term SOFR Loans);

(vii)
clause 8.6 (Rate switch);
(viii)
clause 8.7 (Delayed switch for existing Compounded SOFR Loans);
(ix)
paragraphs (c), (e) and (f) of clause 8.8 (Notifications);
(x)
paragraph (d)(ii) of clause 9.1 (Selection of Interest Periods);
(xi)
paragraph (b) of clause 9.2 (Non-Business Days);
(xii)
the proviso in paragraph (d) of clause 15.2 (Other indemnities);
(xiii)
the proviso in paragraph (f) of clause 15.2 (Other indemnities);
(xiv)
paragraph (b) of clause 20.2 (Non-payment of Interest);
(xv)
paragraph (b) of clause 32.8 (Changes to reference rates);
(xvi)
sub-paragraph (i) of the definition of “Published Rate” in paragraph (d) of clause 32.8 (Changes to reference rates);
(xvii)
schedule 10 (Form of Rate Switch Notice (Term SOFR));
(xviii)
schedule 11 (Compounded Rate Terms); and
(xix)
schedule 12 (Daily Non-Cumulative Compounded RFR Rate).
4.
RESTATEMENT
4.1.
The Agent shall notify the Company and the Lenders promptly upon being satisfied that it has received from the Company evidence in form and substance satisfactory to the Agent (acting reasonably) that the approval from the National Development and Reform Commission of the PRC in respect of the Facility (as restated pursuant to this Agreement) has been obtained.
4.2.
With effect from the Fourth Restatement Effective Date, the Original Facility Agreement shall be amended and restated such that it shall be read and construed for all purposes as set out in Schedule 3 (Fourth Amended and Restated Facility Agreement) and all references therein to “this Agreement” shall be to the Original Facility Agreement as amended and restated by this Agreement.
4.3.
Each of the Company, the New Obligors and the Agent agrees that with immediate and automatic effect from the Fourth Restatement Effective Date:
(a)
the aggregate principal amount of the Term Loan outstanding under the Original Facility Agreement (as amended pursuant to Clause 2 (Amendment) and 3 (Repricing) above) immediately prior to the Fourth Restatement Effective Date shall be re-designated as a single RCF Loan denominated in the Base Currency borrowed by the Company under the Fourth Amended and Restated Facility Agreement, and acknowledge that such re-designation and the amendment of the terms thereof do not constitute a prepayment of any amount in respect of any such participation and loan; and

(b)
notwithstanding the requirements of clause 5 (Utilisation) of the Original Facility Agreement and/or the Fourth Amended and Restated Facility Agreement or any other provision of any Finance Document to the contrary, the aggregate principal amount of the Term Loan outstanding under the Original Facility Agreement (as amended pursuant to Clause 2 (Amendment) and 3 (Repricing) above) immediately prior to the Fourth Restatement Effective Date shall be deemed to be utilised on the Fourth Restatement Effective Date as a single RCF Loan denominated in the Base Currency borrowed by the Company under the Fourth Amended and Restated Facility Agreement with an Interest Period of one (1) Month. For the avoidance of doubt, clause 5 (Utilisation) of the Fourth Amended and Restated Facility Agreement shall apply to any proposed RCF Loan (including any Rollover Loan) to be made after the Fourth Restatement Effective Date.
4.4.
Each of the Company and the Agent acknowledges that as of the date of this Agreement, the total outstanding principal amount of the Term Loan under the Original Facility Agreement is US$3,170,000,000.
5.
AGREEMENT BY THE COMPANY AND THE NEW OBLIGORS
5.1.
With effect from the Fourth Restatement Effective Date, each of the New Obligors shall be bound as an Obligor pursuant to the terms of the Fourth Amended and Restated Facility Agreement.
5.2.
The Company makes each of the representations and warranties set out in clause 17 (Representations) of the Original Facility Agreement (as amended pursuant to Clause 2 (Amendment) and 3 (Repricing) above) on the Repricing Effective Date by reference to the facts and circumstances then existing.
5.3.
Each of the Company and the New Obligors makes each of the representations and warranties set out in clause 17 (Representations) of the Fourth Amended and Restated Facility Agreement on the Fourth Restatement Effective Date by reference to the facts and circumstances then existing and to the extent such representations and warranties set out in clause 17 (Representations) of the Fourth Amended and Restated Facility Agreement are expressed to be given by the Company and/or such New Obligor (as the case may be).
5.4.
The administrative details of the New Obligors are as follows:
(a)
AGSL:

Address:	26/F, Tower One, Times Square, 1 Matheson Street, Causeway Bay, Hong Kong

Fax No:	+852 2215 5200

Email:	legalnotice@hk.alibaba-inc.com

Attention:	Legal Department

(b)
AAX:

Address:	51 Bras Basah Road, #03-06 Lazada One, Singapore 189554 c/o Alibaba Group Holding Limited, 26/F, Tower One, Times Square, 1 Matheson Street, Causeway Bay, Hong Kong

Fax No:	+852 2215 5200

Email:	legalnotice@hk.alibaba-inc.com

Attention:	Legal Department

6.
CONSENTS AND WAIVERS

The Agent hereby agrees on behalf of each Finance Party that the reference in paragraph (b)(iii) of clause 32.7 (Replacement of Lender) of the Original Facility Agreement to “in the event of a replacement of a Non-Consenting Lender such replacement must take place no later than 30 Business Days after the date on which that Lender is deemed a Non-Consenting Lender” shall be replaced with the reference to “in the event of a replacement of a Non-Consenting Lender such replacement must take place no later than the Fourth Restatement Effective Date” in respect of the amendments set out in or contemplated by this Agreement which require the approval of all the Lenders. For the avoidance of doubt, nothing in this Clause 6 shall apply in case of any other waiver or amendment that the Company may request in connection with the Finance Documents.

7.
FEES AND EXPENSES
7.1.
The Company shall pay an amount equal to the aggregate Consent and Upfront Fee (as defined in the Invitation Letter) payable in accordance with the Invitation Letter to the Agent for the account of each applicable Lender (as defined in the Fourth Amended and Restated Facility Agreement) within 15 Business Days after the later of the Repricing Effective Date and the Latte Restatement Effective Date.
7.2.
The Company shall reimburse the Agent for (or pay on its behalf) its reasonable costs and expenses (including legal fees) subject to any agreed caps incurred in connection with the Invitation Letter and the amendments contemplated by this Agreement within five Business Days of demand.
8.
RECOGNITION OF STAY POWERS
8.1.
Recognition of Hong Kong Stay Powers
(a)
Notwithstanding anything to the contrary in this Agreement or any other Finance Document or any other agreement, arrangement or understanding between the Parties relating to this Agreement, each of the Parties (other than any Excluded Counterparties) expressly agrees to be bound by any suspension of any termination right in relation to this Agreement imposed by the Hong Kong Resolution Authority in accordance with section 90(2) of the Financial Institutions (Resolution) Ordinance (Cap. 628) of Hong Kong, to the same extent as if this Agreement was governed by the laws of Hong Kong.

(b)
For the purpose of this Clause 8.1:

Excluded Counterparty means any Party which is (a) a financial market infrastructure; (b) the Hong Kong Monetary Authority; (c) the Government of the Hong Kong Special Administrative Region; (d) the government of a jurisdiction other than Hong Kong; or (e) the central bank of a jurisdiction other than Hong Kong; and

Hong Kong Resolution Authority means the resolution authority in Hong Kong in relation to a banking sector entity from time to time, which is currently the Hong Kong Monetary Authority.

8.2.
Recognition of Singapore Stay Powers

With respect to the provisions set out in this Agreement, the Parties agree that, despite any other provision of this Agreement or any other agreement, arrangement or understanding between the Parties relating to this Agreement, they will be bound by section 92 of the Financial Services and Markets Act 2022 of Singapore (the FSM Act) and by any suspension of a “termination right” in this Agreement imposed by the Monetary Authority of Singapore under section 93 of the FSM Act.

9.
MISCELLANEOUS
9.1.
This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
9.2.
The provisions of the Original Facility Agreement and the other Finance Documents shall, save as amended by this Agreement, continue in full force and effect.
10.
GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

11.
ENFORCEMENT
11.1.
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including any dispute to any non-contractual obligations arising from or in connection with this Agreement and any dispute relating to the existence, validity or termination of this Agreement) (a Dispute).
11.2.
The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.
11.3.
Notwithstanding Clause 11.1 and Clause 11.2 above, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

CONDITIONS PRECEDENT

1.
Company and New Obligors
(a)
A copy of the constitutional documents of each of the Company and the New Obligors, comprising:
(i)
(in respect of the Company) its currently effective (memorandum and) articles of association, certificate of incorporation (and certificate(s) of incorporation on change of name, if any), register of directors and register of mortgages and charges;
(ii)
(in respect of AGSL) its currently effective (memorandum and) articles of association, certificate of incorporation (and certificate(s) of incorporation on change of name, if any), register of directors, register of members and register of charges; and
(iii)
(in respect of AAX) its currently effective constitution and certificate of incorporation (and certificate(s) of incorporation on change of name, if any).
(b)
A copy of extract of a resolution of the board of directors of the Company:
(i)
approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement;
(ii)
authorising a specified person or persons to execute this Agreement on its behalf; and
(iii)
if applicable, authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Agreement.
(c)
A copy of a resolution of the board of directors of each New Obligor:
(i)
approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement;
(ii)
authorising a specified person or persons to execute this Agreement on its behalf;
(iii)
if applicable, authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Agreement; and
(iv)
appointing the Company as the Obligors’ Agent (as defined in the Fourth Amended and Restated Facility Agreement) in relation to the Finance Documents pursuant to clause 2.7 (Obligors’ Agent) of the Fourth Amended and Restated Facility Agreement (as if the Fourth Restatement Effective Date has occurred).
(d)
A specimen of the signature of each person authorised by the resolutions referred to in paragraphs (b) and (c) above (where such person actually executes any such document).

(e)
A certificate from each of the Company and the New Obligors (signed by an authorised signatory) confirming that borrowing the Total Commitments (as defined in the Fourth Amended and Restated Facility Agreement) would not cause any borrowing or similar limit binding on it to be exceeded.
(f)
A certificate of an authorised signatory of each of the Company and the New Obligors certifying that each copy document specified in this Schedule 1 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.
(g)
A copy of a certificate of good standing of the Company dated within one month prior to the Repricing Effective Date.
(h)
A copy of a certificate of incumbency (or registered officer provider’s certificate) from the registered officer provider of the Company dated within one month prior to the Repricing Effective Date.
(i)
A copy of the current business registration certificate of AGSL.
2.
Finance Document

A copy of this Agreement (duly executed and delivered by all parties thereto).

3.
Legal opinions
(a)
A legal opinion as to English law from Freshfields in relation to this Agreement, addressed to the Agent and the Lenders in form and substance satisfactory to the Agent and the Lenders (acting reasonably).
(b)
A legal opinion as to Cayman Islands law from Maples and Calder (Hong Kong) LLP, addressed to the Agent and the Lenders and in form and substance satisfactory to the Agent and the Lenders (acting reasonably).
(c)
A legal opinion as to Hong Kong law from Freshfields, addressed to the Agent and the Lenders and in form and substance satisfactory to the Agent and the Lenders (acting reasonably).
(d)
A legal opinion as to Singapore law from TSMP Law Corporation, addressed to the Agent and the Lenders and in form and substance satisfactory to the Agent and the Lenders (acting reasonably).
4.
Other documents and evidence
(a)
Evidence that the process agent referred to in clause 37.2 (Service of Process) of the Fourth Amended and Restated Facility Agreement (as if the Fourth Restatement Effective Date has occurred) has accepted its appointment in respect of the full term of the Facility under the Fourth Amended and Restated Facility Agreement.
(b)
A copy of the Group Structure Chart.
(c)
Evidence that all the Lenders have consented or agreed to the amendments and waivers set out in or contemplated by this Agreement which require the approval of all the Lenders.

SCHEDULE 2

FOURTH RESTATEMENT EFFECTIVE DATE LENDERS

Part A

Commitment Amounts

Name of Fourth Restatement Effective Date Lender	Place of Incorporation	Tax Status (as if the Fourth Restatement Effective Date has occurred)	Commitment (US$)

Industrial and Commercial Bank of China Limited, Singapore Branch	PRC	Qualifying Lender (other than a Treaty Lender)	[REDACTED]

Agricultural Bank of China Limited Singapore Branch, incorporated in the People’s Republic of China with limited liability	PRC	Qualifying Lender (other than a Treaty Lender)	[REDACTED]

Bank of China Limited Macau Branch	PRC	Not a Qualifying Lender	[REDACTED]

Bank of China (Hong Kong) Limited	Hong Kong	Not a Qualifying Lender	[REDACTED]

China Construction Bank Corporation Singapore Branch	PRC	Qualifying Lender(other than a Treaty Lender)	[REDACTED]

Banco Bilbao Vizcaya Argentaria, S.A. Singapore Branch	Spain	Qualifying Lender(other than a Treaty Lender)	[REDACTED]

Bank of Communications Co., Ltd Singapore Branch	PRC	Qualifying Lender(other than a Treaty Lender)	[REDACTED]

China Merchants Bank Co., Ltd (acting through its Singapore Branch)	PRC	Qualifying Lender(other than a Treaty Lender)	[REDACTED]

The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch	Hong Kong	Qualifying Lender(other than a Treaty Lender)	[REDACTED]

Oversea-Chinese Banking Corporation Limited	Singapore	Qualifying Lender(other than a Treaty Lender)	[REDACTED]

Citibank N.A., Singapore Branch (organized under the laws of the U.S.A with limited liability)	United States of America	Qualifying Lender(other than a Treaty Lender)	[REDACTED]

DBS Bank Ltd., Hong Kong Branch (a limited liability company incorporated in Singapore)	Singapore	Qualifying Lender(other than a Treaty Lender)	[REDACTED]

DBS Bank Ltd. (a limited liability company incorporated in Singapore)	Singapore	Qualifying Lender(other than a Treaty Lender)	[REDACTED]

Nanyang Commercial Bank, Limited	Hong Kong	Not a Qualifying Lender	[REDACTED]

Mizuho Bank, Ltd. Singapore Branch	Japan	Treaty Lender	[REDACTED]

Standard Chartered Bank (Singapore) Limited	Singapore	Qualifying Lender(other than a Treaty Lender)	[REDACTED]

Hang Seng Bank Limited	Hong Kong	Not Qualifying Lender	[REDACTED]

JPMorgan Chase Bank, N.A., acting through its Singapore Branch (a national banking association organised under the laws of the United States of America with limited liability)	United States of America	Qualifying Lender(other than a Treaty Lender)	[REDACTED]

China CITIC Bank International Limited Singapore Branch	Hong Kong	Qualifying Lender(other than a Treaty Lender)	[REDACTED]

ING Bank N.V., Singapore Branch	Netherlands	Qualifying Lender(other than a Treaty Lender)	[REDACTED]

China Minsheng Banking Corp., Ltd. Hong Kong Branch (a joint stock limited company incorporated in the People’s Republic of China)	PRC	Not Qualifying Lender	[REDACTED]

CaixaBank, S.A	Spain	Qualifying Lender(other than a Treaty Lender)	[REDACTED]

Total:			US$3,170,000,000

Part B

Account Details

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, SINGAPORE BRANCH

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

AGRICULTURAL BANK OF CHINA LIMITED SINGAPORE BRANCH, INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA WITH LIMITED LIABILITY

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

BANK OF CHINA LIMITED MACAU BRANCH

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

BANK OF CHINA (HONG KONG) LIMITED

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

CHINA CONSTRUCTION BANK CORPORATION SINGAPORE BRANCH

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. SINGAPORE BRANCH

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

BANK OF COMMUNICATIONS CO., LTD SINGAPORE BRANCH

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

CHINA MERCHANTS BANK CO., LTD (ACTING THROUGH ITS SINGAPORE BRANCH)

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, SINGAPORE BRANCH

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

OVERSEA-CHINESE BANKING CORPORATION LIMITED

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

CITIBANK N.A., SINGAPORE BRANCH (ORGANIZED UNDER THE LAWS OF THE U.S.A WITH LIMITED LIABILITY)

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

DBS BANK LTD., HONG KONG BRANCH (A LIMITED LIABILITY COMPANY INCORPORATED IN SINGAPORE)

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

DBS BANK LTD. (A LIMITED LIABILITY COMPANY INCORPORATED IN SINGAPORE)

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

NANYANG COMMERCIAL BANK, LIMITED

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

MIZUHO BANK, LTD. SINGAPORE BRANCH

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

STANDARD CHARTERED BANK (SINGAPORE) LIMITED

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

HANG SENG BANK LIMITED

By CHATS

Beneficiary Bank

Bank Code

Branch Code

SWIFT Code

Reference

JPMORGAN CHASE BANK, N.A., ACTING THROUGH ITS SINGAPORE BRANCH (A NATIONAL BANKING ASSOCIATION ORGANISED UNDER THE LAWS OF THE UNITED STATES OF AMERICA WITH LIMITED LIABILITY)

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

CHINA CITIC BANK INTERNATIONAL LIMITED SINGAPORE BRANCH

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

ING BANK N.V., SINGAPORE BRANCH

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

CHINA MINSHENG BANKING CORP., LTD. HONG KONG BRANCH (A JOINT STOCK LIMITED COMPANY INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA)

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

CAIXABANK, S.A

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

SCHEDULE 3

FOURTH AMENDED AND RESTATED FACILITY AGREEMENT

9 March 2016

(as amended by a syndication and amendment agreement dated 3 May 2016, an amendment and restatement agreement dated 29 May 2019, an amendment and restatement agreement dated 16 May 2023 and an amendment and restatement agreement dated _26_September 2025 respectively)

ALIBABA GROUP HOLDING LIMITED ALIBABA GROUP SERVICES LIMITED

ALIBABA SOUTHEAST ASIA HOLDING PRIVATE LIMITED

arranged by

THE FINANCIAL INSTITUTIONS NAMED HEREIN

as Fourth Restatement Effective Date Mandated Lead Arrangers & Bookrunners

THE FINANCIAL INSTITUTIONS NAMED HEREIN

as Fourth Restatement Effective Date Lenders

with

CITICORP INTERNATIONAL LIMITED

as Agent

US$3,170,000,000 FACILITY AGREEMENT

24.	Role of the Administrative Parties		88
25.	Sharing among the Finance Parties		99
26.	Payment Mechanics		101
27.	Set-Off		107
28.	Notices		107
29.	Calculations and Certificates		110
30.	Partial Invalidity		110
31.	Remedies and Waivers		110
32.	Amendments and Waivers		111
33.	Counterparts		120
34.	Contractual Recognition of Bail-In		120
35.	Recognition of Stay Powers		120
36.	Governing Law		121
37.	Enforcement		121
Schedule 1 The Lenders			123
	Part A	The Original Lenders	123
	Part B	The Second Restatement Effective Date Lenders	124
	Part C	The Third Restatement Effective Date Lenders	126
	Part D	The Fourth Restatement Effective Date Lenders	128
Schedule 2 Conditions Precedent			130
	Part A	Conditions Precedent to Initial Utilisation	130
	Part B	Conditions Precedent Required to be Delivered by an Additional Borrower	132
Schedule 3 Utilisation Request			133
Schedule 4 Form of Transfer Certificate			134
Schedule 5 Form of Increase Confirmation			137
Schedule 6 Form of Confidentiality Undertaking			140
Schedule 7 Account Details			147
	Part A	Original Lenders	147

Part B	Third Restatement Effective Date Lenders	151
Part C	Fourth Restatement Effective Date Lenders	159
Schedule 8 Form of Additional Commitment Notice		167
Schedule 9 Form of Accession Letter		170
Schedule 10 Form of Resignation Letter		171
Schedule 11 Form of Ancillary Document		172

THIS AGREEMENT is dated 9 March 2016, as amended by a syndication and amendment agreement dated 3 May 2016, an amendment and restatement agreement dated 29 May 2019, an amendment and restatement agreement dated 16 May 2023 and an amendment and restatement agreement dated 26 September 2025 respectively and made between:

(1) ALIBABA GROUP HOLDING LIMITED, an exempted company incorporated under the laws of the Cayman Islands with company registration number 90722 (the Company);

(2) ALIBABA GROUP SERVICES LIMITED, a limited liability company incorporated under the laws of Hong Kong with business registration number 37473977 (AGSL);

(3) ALIBABA SOUTHEAST ASIA HOLDING PRIVATE LIMITED, a limited liability company incorporated under the laws of Singapore with unique entity number 202329444R (AAX and, together with the Company and AGSL, the Original Borrowers);

(4) INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, SINGAPORE BRANCH; AGRICULTURAL BANK OF CHINA LIMITED SINGAPORE BRANCH, INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA WITH LIMITED LIABILITY; BANK OF CHINA LIMITED MACAU BRANCH; BANK OF CHINA (HONG KONG) LIMITED; CHINA CONSTRUCTION BANK (ASIA) CORPORATION LIMITED; BANCO BILBAO VIZCAYA ARGENTARIA, S.A. SINGAPORE BRANCH; BANK OF COMMUNICATIONS CO., LTD SINGAPORE BRANCH; CHINA MERCHANTS BANK CO., LTD (ACTING THROUGH ITS SINGAPORE BRANCH); THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, SINGAPORE BRANCH; OVERSEA-CHINESE BANKING CORPORATION LIMITED; CITIGROUP GLOBAL MARKETS ASIA LIMITED; DBS BANK LTD.; NANYANG COMMERCIAL BANK, LIMITED; MIZUHO BANK, LTD. SINGAPORE BRANCH; STANDARD CHARTERED BANK (SINGAPORE) LIMITED; HANG SENG BANK LIMITED; JPMORGAN CHASE BANK, N.A., ACTING THROUGH ITS SINGAPORE BRANCH (A NATIONAL BANKING ASSOCIATION ORGANISED UNDER THE LAWS OF THE UNITED STATES OF AMERICA WITH LIMITED LIABILITY) (whether acting individually or together, the Fourth Restatement Effective Date Mandated Lead Arrangers & Bookrunners);

(5) THE FINANCIAL INSTITUTIONS listed in Part D (The Fourth Restatement Effective Date Lenders) of Schedule 1 (The Lenders) as lenders (the Fourth Restatement Effective Date Lenders); and

(6) CITICORP INTERNATIONAL LIMITED as agent of the Finance Parties (other than itself) (the Agent).

IT IS AGREED as follows:

1.
Definitions and Interpretation
1.1.
Definitions

In this Agreement:

Acceptable Bank means:

(a)
a bank or financial institution which has a rating for its long-term unsecured and non-credit enhanced debt obligations of BBB- or higher by Standard & Poor’s Rating Services or Fitch Ratings Ltd or Baa3 or higher by Moody’s Investor Services Limited or a comparable rating from an internationally recognised credit rating agency; or
(b)
any other bank or financial institution approved by the Agent (acting on the instructions of the Majority Lenders);

Accession Letter means a document substantially in the form set out in Schedule 9 (Form of Accession Letter);

Accordion Lender has the meaning given to that term in Clause 2.3 (Additional Commitments);

Accounting Principles means, in relation to the Company, US GAAP, IFRS or any other internationally recognised accounting standard as approved by the Majority Lenders;

Additional Borrower means a Subsidiary of the Company which becomes an Additional Borrower in accordance with Clause 22 (Changes to the Obligors);

Additional Commitment means:

(a)
in relation to an entity identified as a Lender in an Additional Commitment Notice, the amount in the Base Currency set opposite its name under the heading “Additional Commitment” in such Additional Commitment Notice and the amount of any other Additional Commitment transferred to it under this Agreement; or
(b)
in relation to any other Lender, the amount in the Base Currency of any Additional Commitment transferred to it under this Agreement to the extent not cancelled, reduced or transferred by it under this Agreement;

Additional Commitment Fee Letter means each fee letter entered into between an Obligor and, if applicable, the Lenders or other banks which commit Additional Commitments;

Additional Commitment Notice means a notice substantially in the form set out in Schedule 8 (Form of Additional Commitment Notice) delivered by the Company to the Agent in accordance with Clause 2.3 (Additional Commitments);

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Administrative Party means each of the Agent and the Arrangers;

Affiliate means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company;

Agent’s Spot Rate of Exchange means:

(a)
the Agent’s spot rate of exchange; or
(b)
(if the Agent does not have an available spot rate of exchange) any publicly available spot rate of exchange selected by the Agent (acting reasonably),

for the purchase of the relevant currency with the Base Currency in the Hong Kong foreign exchange market at or about 11.00 a.m. on a particular day;

Ancillary Commencement Date means, in relation to an Ancillary Facility, the date on which that Ancillary Facility is first made available, which date shall be a Business Day within the Availability Period for the Facility;

Ancillary Commitment means, in relation to an Ancillary Lender and an Ancillary Facility, the maximum Base Currency Amount which that Ancillary Lender has agreed (whether or not subject to satisfaction of conditions precedent) to make available from time to time under an Ancillary Facility and which has been authorised as such under Clause 5A (Ancillary Facilities), to the extent that amount is not cancelled or reduced under this Agreement or the Ancillary Documents relating to that Ancillary Facility;

Ancillary Document means a document evidencing the terms of an Ancillary Facility substantially in the form as set out in Schedule 11 (Form of Ancillary Document) or in any other form agreed between the relevant Obligor and the relevant Ancillary Lender;

Ancillary Facility means any ancillary facility made available by an Ancillary Lender in accordance with Clause 5A (Ancillary Facilities);

Ancillary Facility Currency means the available currency(ies) of an Ancillary Facility, which shall be the Base Currency, HK Dollars or CNH;

Ancillary Facility Notice means a notice in writing of the establishment of an Ancillary Facility specifying;

(a)
the proposed Obligor(s) which may use the Ancillary Facility;
(b)
the proposed Ancillary Commencement Date and Ancillary Termination Date;
(c)
the identity of the proposed Ancillary Lender (and if the Ancillary Lender is an Affiliate of a Lender, the identity of the relevant Lender);
(d)
the proposed Ancillary Commitment; and
(e)
the proposed Ancillary Facility Currency(ies);

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Ancillary Facility Proposal means a proposal in writing for the establishment of an Ancillary Facility delivered by any Obligor (or the Company on behalf of such Obligor) in accordance with Clause 5A.2 (Availability) specifying:

(a)
the proposed Obligor(s) which may use the proposed Ancillary Facility;
(b)
the proposed Ancillary Commencement Date and Ancillary Termination Date;
(c)
the maximum amount of the proposed Ancillary Facility;
(d)
the proposed Ancillary Facility Currency(ies);
(e)
the proposed commercial terms of the proposed Ancillary Facility (including the rate and time of payment of interest in respect of such proposed Ancillary Facility), provided that the proposed rate of interest may be set out in the form of a range or a cap; and
(f)
the period during which any Lender intending to provide such Ancillary Facility shall respond to the Ancillary Facility Proposal with its Ancillary Lender Offer;

Ancillary Lender means each Lender (or Affiliate of a Lender) which makes available an Ancillary Facility in accordance with Clause 5A (Ancillary Facilities);

Ancillary Lender Offer means, with respect to an Ancillary Facility Proposal, an offer in writing delivered by any Lender in accordance with Clause 5A.2 (Availability) confirming:

(a)
the maximum amount of its Ancillary Commitment with respect to the relevant Ancillary Facility;
(b)
(if applicable) its offer with respect to the rate and time of payment of interest and any other commercial terms referred to in the relevant Ancillary Facility Proposal; and
(c)
its agreement to the terms of the relevant Ancillary Facility Proposal (other than as set out in paragraph (a) or (b) above);

Ancillary Outstandings means, at any time, in relation to an Ancillary Lender and an Ancillary Facility then in force, the aggregate of the equivalents in the Base Currency of the principal amount outstanding under that Ancillary Facility, as calculated by that Ancillary Lender, acting reasonably in accordance with its normal banking practice and in accordance with the relevant Ancillary Document;

Ancillary Termination Date means, in relation to an Ancillary Facility, the expiry date of that Ancillary Facility, which date shall be no later than (a) the date falling one year after the relevant Ancillary Commencement Date and (b) the Final Repayment Date;

APLMA means the Asia Pacific Loan Market Association Limited;

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Arranger means:

(a)
prior to the Second Restatement Effective Date, any Original Mandated Lead Arranger;
(b)
on or after the Second Restatement Effective Date and prior to the Third Restatement Effective Date, any Second Restatement Effective Date Arranger;
(c)
on or after the Third Restatement Effective Date and prior to the Repricing Effective Date, any Third Restatement Effective Date Arranger; and
(d)
on or after the Repricing Effective Date, any Fourth Restatement Effective Date Mandated Lead Arranger & Bookrunner;

Authorisation means:

(a)
an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation, lodgement or registration; or
(b)
in relation to anything which will be fully or partly prohibited or restricted by law if a Governmental Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action;

Availability Period means:

(a)
prior to the Fourth Restatement Effective Date:
(i)
in respect of the Original Commitments, the period from and including the date of this Agreement to and including the date falling three (3) months after the date of this Agreement; and
(ii)
in respect of the Increased Commitments, the period from and including the Upsize Effective Date to and including the date falling three (3) months after the Upsize Effective Date; and
(b)
on or after the Fourth Restatement Effective Date, the period from and including the Fourth Restatement Effective Date to and including the date falling one (1) month prior to the Final Repayment Date.

Available Commitment means a Lender’s Commitment minus:

(a)
the aggregate Base Currency Amount of its participation in any outstanding Loans and Base Currency Amount of the aggregate of its (and its Affiliate’s) Ancillary Commitments; and
(b)
in relation to any proposed Utilisation, the aggregate Base Currency Amount of its participation in any Loans that are due to be made on or before the proposed Utilisation Date and Base Currency Amount of its (and its Affiliate’s) Ancillary Commitments in relation to any new Ancillary Facility that is due to be made available on or before the proposed Utilisation Date,

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other than, in relation to any proposed Utilisation,

(i)
the aggregate Base Currency Amount of that Lender’s participation in any Loans that are due to be repaid or prepaid on or before the proposed Utilisation Date; and
(ii)
the aggregate Base Currency Amount of that Lender’s (and its Affiliate’s) Ancillary Commitments to the extent that they are due to be reduced or cancelled on or before the proposed Utilisation Date;

Available Facility means the aggregate for the time being of each Lender’s Available Commitment;

Bail-In Action means the exercise of any Write-down and Conversion Powers;

Bail-In Legislation means:

(a)
in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time;
(b)
in relation to any state other than such an EEA Member Country and the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation; and
(c)
in relation to the United Kingdom, the UK Bail-In Legislation;

Base Currency means US Dollars;

Base Currency Amount means:

(a)
in relation to a Loan, the amount specified in the Utilisation Request delivered by an Obligor for that Loan (or, if the amount requested is not denominated in the Base Currency, that amount converted into the Base Currency at the Agent’s Spot Rate of Exchange on the date which is three Business Days before the Utilisation Date or, if later, on the date the Agent receives the Utilisation Request in accordance with the terms of this Agreement);
(b)
in relation to an Ancillary Commitment, the amount specified as such in the Ancillary Facility Notice delivered to the Agent by the Company pursuant to Clause 5A.2 (Availability) (or, if the amount specified is not denominated in the Base Currency, that amount converted into the Base Currency at the Agent’s Spot Rate of Exchange on the date which is three Business Days before the Ancillary Commencement Date for that Ancillary Facility or, if later, the date the Agent receives the Ancillary Facility Notice in accordance with the terms of this Agreement),

6|176

as adjusted to reflect any repayment, prepayment, consolidation or division of a Loan or (as the case may be) cancellation or reduction of an Ancillary Facility;

Break Costs means, in relation to a Loan or Unpaid Sum in HK Dollars, the amount (if any) by which:

(a)
the interest (excluding the Margin) which a Lender should have received pursuant to the terms of this Agreement for the period from the date of receipt of all or any part of its participation in a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;

exceeds:

(b)
the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the Relevant Market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period;

Business Day means a day (other than a Saturday or Sunday) on which banks are open for general business in Hong Kong, Singapore and New York; and (in relation to the fixing of an interest rate for a Loan in US Dollars only) a day which is a US Government Securities Business Day;

Capital Stock of any person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such person, including any Preferred Shares and limited liability or partnership interests (whether general or limited), but excluding any debt securities convertible or exchangeable into such equity;

Central Bank Rate means the percentage rate per annum which is the aggregate of:

(a)
the short-term interest rate target set by the US Federal Open Market Committee as published by the Federal Reserve Bank of New York from time to time or if that target is not a single figure, the arithmetic mean of:
(i)
the upper bound of the short-term interest rate target range set by the US Federal Open Market Committee and published by the Federal Reserve Bank of New York; and
(ii)
the lower bound of that target range; and
(b)
the Central Bank Rate Adjustment;

Central Bank Rate Adjustment means in relation to the Central Bank Rate prevailing at close of business on any US Government Securities Business Day, the 20 per cent trimmed arithmetic mean (calculated by the Agent, or by any other Lender which agrees to do so in place of the Agent) of the Central Bank Rate Spread for the five most immediately preceding US Government Securities Business Days for which Term SOFR is available;

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Central Bank Rate Spread means in relation to any US Government Securities Business Day, the difference (expressed as a percentage rate per annum) calculated by the Agent (or by any other Lender which agrees to do so in place of the Agent) between:

(a)
the Daily Simple SOFR for that US Government Securities Business Day, and
(b)
the Central Bank Rate (but ignoring the reference to paragraph (b) of the definition of the Central Bank Rate) prevailing at close of business on that US Government Securities Business Day;

CNH means Renminbi, the lawful currency of the PRC for the time being, which is, for the purpose of the Finance Documents, deposited, remitted or settled outside of the PRC;

Commitment means:

(a)
in relation to an Original Lender, (i) the amount in the Base Currency set opposite its name under the heading “Commitment” in (at any time prior to occurrence of the Upsize Effective Date) Part A (The Original Lenders) of Schedule 1 (The Lenders) or (with effect from the occurrence of the Upsize Effective Date but prior to occurrence of the Second Restatement Effective Date) Schedule 1 (The Lenders) to the Syndication and Amendment Agreement and (ii) the amount of any other Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase) or Clause 2.3 (Additional Commitments);
(b)
in relation to a Second Restatement Effective Date Lender, (i) the amount in the Base Currency set opposite its name under the heading “Commitment” in (at any time prior to the occurrence of the Third Restatement Effective Date) Part B (The Second Restatement Effective Date Lenders) of Schedule 1 (The Lenders) and (ii) the amount of any other Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase) or Clause 2.3 (Additional Commitments);
(c)
in relation to a Third Restatement Effective Date Lender, (i) the amount set opposite its name under the heading “Commitment” in Part C (The Third Restatement Effective Date Lenders) of Schedule 1 (The Lenders) and (ii) the amount of any other Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase) or Clause 2.3 (Additional Commitments);
(d)
in relation to a Fourth Restatement Effective Date Lender, (i) the amount in the Base Currency set opposite its name under the heading “Commitment” in Part D (The Fourth Restatement Effective Date Lenders) of Schedule 1 (The Lenders) and (ii) the amount of any other Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase) or Clause 2.3 (Additional Commitments); and

8|176

(e)
in relation to any other Lender, the amount in the Base Currency of any Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase) or Clause 2.3 (Additional Commitments) or the Syndication and Amendment Agreement,

to the extent not cancelled, reduced or transferred by it under this Agreement;

Competitors means Alphabet, Amazon, Baidu, Bytedance, eBay, JD.com, Meituan, Meta (formerly, Facebook), Microsoft, NetEase, Pinduoduo, Qihoo 360, Rakuten, SEA, Shein, Tencent, Uber, Vipshop, Wal-Mart Stores, Inc., Xiaomi and Yahoo! JAPAN (including SoftBank Group) and each of their controlled Affiliates, and such other Competitor(s) as agreed between the Company and the Agent (acting on the instructions of the Majority Lenders (each acting reasonably)) from time to time;

Confidentiality Undertaking means a confidentiality undertaking substantially in a recommended form of the APLMA as set out in Schedule 6 (Form of Confidentiality Undertaking) or in any other form agreed between the Company and the Agent and in any event the benefit of which accrues to each of the Obligors as a third party beneficiary;

Consolidated Affiliated Entity of any person means any corporation, association or other entity which is or is required to be consolidated with such person under Accounting Standards Codification subtopic 810-10, Consolidation: Overall (including any changes, amendments or supplements thereto) or, if such person prepares its financial statements in accordance with accounting principles other than U.S. GAAP, the equivalent of Accounting Standards Codification subtopic 810-10, Consolidation: Overall under such accounting principles;

Controlled Entity of any person means a Subsidiary or a Consolidated Affiliated Entity of such person;

Daily Simple SOFR means, for any day (a SOFR Rate Day), a rate per annum equal to Overnight SOFR for the day that is five US Government Securities Business Days prior to (i) if such SOFR Rate Day is a US Government Securities Business Day, such SOFR Rate Day; (ii) if such SOFR Rate Day is not a US Government Securities Business Day, the US Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such Overnight SOFR is published by the Overnight SOFR administrator on the Overnight SOFR administrator’s website; or (iii) if Overnight SOFR is not available on either such day set out in (i) or (ii) (as applicable) above, the date on which Overnight SOFR was last available;

Default means an Event of Default or any event or circumstance specified in Clause 20 (Events of Default) which would (with the expiry of a grace period, the giving of notice or the making of any determination (other than as to materiality) referred to in Clause 20 (Events of Default)) be an Event of Default;

Defaulting Lender means any Lender:

(a)
which has failed to make its participation in a Loan available or has notified the Agent or the Company (which has notified the Agent) that it will not

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make its participation in a Loan available by the Utilisation Date of that Loan in accordance with Clause 5.4 (Lenders’ participation);
(b)
which becomes a Defaulting Lender pursuant to paragraph (a) of Clause 32.7 (Replacement of Lender);
(c)
which has otherwise rescinded or repudiated a Finance Document; or
(d)
with respect to which an Insolvency Event has occurred and is continuing,

unless, in the case of paragraph (a) above:

(i)
its failure to pay is caused by:

(A) administrative or technical error; or

(B) a Disruption Event; and,

payment is made within two Business Days of its due date; or

(ii)
the Lender is disputing in good faith whether it is contractually obliged to make the payment in question;

Disruption Event means either or both of:

(a)
a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; and
(b)
the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party:
(i)
from performing its payment obligations under the Finance Documents; or
(ii)
from communicating with other Parties in accordance with the terms of the Finance Documents,

and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted;

Distributable Reserves means, in relation to a Significant Subsidiary incorporated in the PRC which is a WFOE, the retained earnings of such WFOE that may in accordance with any applicable PRC law and regulation and PRC GAAP be distributed to its shareholders outside of the PRC after taking into account all Taxes payable under PRC law and all statutory reserve requirements in the PRC;

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Domestic Lender has the meaning given to that term in Clause 12.1 (Tax definitions);

EEA Member Country means any member state of the European Union, Iceland, Liechtenstein and Norway;

Eligible Institution means any Lender or other bank, financial institution, trust, fund or other entity selected by the Company;

EU Bail-In Legislation Schedule means the document described as such and published by the Loan Market Association (or any successor person) from time to time;

Event of Default means any event or circumstance specified as such in Clause 20 (Events of Default);

Extended Final Repayment Date means the date falling sixty (60) months after the Repricing Effective Date;

Extended Loan means a Loan or part of a Loan in respect of which the Obligors and the relevant Lender(s) have agreed to amend certain terms pursuant to an Extension Agreement;

Extension Agreement has the meaning given to that term in Clause 32.3 (Extension of Commitments);

Facility means the revolving loan facility made available under this Agreement as described in Clause 2.1 (The Facility) as such facility may be increased pursuant to Clause 2.3 (Additional Commitments);

Facility Office means the office or offices notified by a Lender to the Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement;

Fallback Interest Payment means the aggregate amount of interest that:

(a)
is, or is scheduled to become, payable under paragraph (b), (c) or (d) of Clause 10.1 (Unavailability of Term SOFR); and
(b)
relates to a Loan in US Dollars;

Fee Letter means:

(a)
any letter or letters referring to this Agreement or the Facility between one or more Administrative Parties and an Obligor setting out any of the fees referred to in Clause 11 (Fees);

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(b)
any letter or letters referring to this Agreement or the Facility between one or more Fourth Restatement Effective Date Lenders or the Agent and the Company in relation to the Fourth Amendment and Restatement Agreement;
(c)
any letter or letters referring to any Ancillary Document or any Ancillary Facility between an Ancillary Lender and the relevant Obligor of that Ancillary Facility setting out the fees referred to in Clause 11.4 (Interest, commission and fees on Ancillary Facilities); and
(d)
any Additional Commitment Fee Letter;

Final Repayment Date means the Initial Final Repayment Date, or (if the Initial Final Repayment Date is extended in accordance with Clause 6A (Extension of Final Repayment Date)) the Extended Final Repayment Date;

Finance Company means:

(a)
Alibaba Financial Holding Limited [F03] and its Subsidiaries (which include, as at the date of this Agreement, Alibaba Financial Investment Holding Limited [F04], Alibaba Financial China Holding Limited [F05] and (Zhejiang Alibaba Finance Credit Network Technology Co., Ltd.) [F80]);
(b)
(Zhejiang Alibaba Small Loan Co., Ltd.) [F50];
(c)
(Shen Zhen One Touch Business Service Ltd.) [B69];
(d)
(Alibaba (Hangzhou) Central Innovation Co., Ltd.) [T68]; and
(e)
any other Group Member whose primary function is the provision of merchant, consumer or other credit finance and/or related credit services (including provision of guarantees), which has obtained a small loans lending or other lending, credit, guarantee or comparable licence from the relevant regulator;

Finance Document means this Agreement, the Syndication and Amendment Agreement, the Second Amendment and Restatement Agreement, the Third Amendment and Restatement Agreement, the Fourth Amendment and Restatement Agreement, the Consent Request (as defined in the Second Amendment and Restatement Agreement), the Consent Request (as defined in the Third Amendment and Restatement Agreement), the Invitation Letter (as defined in the Fourth Amendment and Restatement Agreement), any Ancillary Document, any Fee Letter, the Syndication Letter, any Utilisation Request, any Additional Commitment Notice, any Accession Letter, any Resignation Letter and any other document designated as such by the Company and the Agent (or by the Company and the Lenders, provided that the Agent receives notification of such designation);

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Finance Party means the Agent, an Arranger, a Lender or an Ancillary Lender;

Fourth Amendment and Restatement Agreement means the amendment and restatement agreement dated 26 September 2025 between the Original Borrowers and the Agent;

Fourth Restatement Effective Date has the meaning given to that term in the Fourth Amendment and Restatement Agreement;

Governmental Agency means any government or any governmental agency, semi-governmental or judicial entity or authority (including, without limitation, any stock exchange or any self-regulatory organisation established under statute);

Group means the Company and its Subsidiaries from time to time;

Group Member means a member of the Group;

Group Structure Chart means the summary group structure chart in the agreed form;

HIBOR means, in relation to any Loan in HK Dollars:

(a)
the applicable Screen Rate;
(b)
(if no Screen Rate is available for the Interest Period of that Loan) the Interpolated Screen Rate for that Loan; or
(c)
if:
(i)
no Screen Rate is available for HK Dollars; or
(ii)
no Screen Rate is available for the Interest Period of that Loan and it is not possible to calculate an Interpolated Screen Rate for that Loan,

the Reference Bank Rate,

as of, in the case of paragraphs (a) and (c) above, 11.00 a.m. on the Quotation Day for HK Dollars and for a period comparable to the Interest Period of that Loan and, in the case of paragraphs (a) to (c) above, if such rate is below zero, HIBOR will be deemed to be zero;

HK Dollars or HK$ denotes the lawful currency of Hong Kong;

Historic Term SOFR means, in relation to any Loan in US Dollars, the most recent Term SOFR for a period equal in length to the Interest Period of that Loan and which is as of a US Government Securities Business Day which is no more than three US Government Securities Business Days before the Quotation Day;

Holding Company means, in relation to a person, any other person in respect of which it is a Subsidiary;

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Hong Kong means the Hong Kong Special Administrative Region of the People’s Republic of China;

IFRS means International Financial Reporting Standards as issued by the International Accounting Standards Board;

Impaired Agent means the Agent at any time when:

(a)
it has failed to make (or has notified a Party that it will not make) a payment required to be made by it under the Finance Documents by the due date for payment;
(b)
the Agent otherwise rescinds or repudiates a Finance Document;
(c)
(if the Agent is also a Lender) it is a Defaulting Lender under paragraph (a), (b) or (c) of the definition of Defaulting Lender; or
(d)
an Insolvency Event has occurred and is continuing with respect to the Agent;

unless, in the case of paragraph (a) above:

(i)
its failure to pay is caused by:

(A) administrative or technical error; or

(B) a Disruption Event; and

(ii)
payment is made within two Business Days of its due date; or
(iii)
the Agent is disputing in good faith whether it is contractually obliged to make the payment in question;

Increase Confirmation means a confirmation substantially in the form set out in Schedule 5 (Form of Increase Confirmation);

Increase Lender has the meaning given to that term in Clause 2.2 (Increase);

Increased Commitments means the difference between the Total Commitments as of the Upsize Effective Date and the Original Commitments;

Indebtedness means any and all obligations of a person for money borrowed which, in accordance with US GAAP, would be reflected on the balance sheet of such person as a liability on the date as of which Indebtedness is to be determined;

Indenture means the indenture dated as of 28 November 2014 in connection with the US$8,000,000,000 notes issued by the Company;

Indirect Tax means any goods and services tax, consumption tax, value added tax or any tax of a similar nature;

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Industrial Competitor means any person which is, or is an Affiliate of, a Competitor, or any person that is acting on behalf of or fronting for any such person, provided that a person will not be considered to be “fronting for” or “acting on behalf of” any such person if such person has confirmed in writing to the relevant Finance Party with a copy to the Company that it is not fronting for or acting on behalf of a Competitor or an Affiliate of a Competitor;

Initial Final Repayment Date means the date falling thirty-six (36) months after the Repricing Effective Date;

Insolvency Event means, in relation to a Finance Party, that the Finance Party:

(a)
is dissolved (other than pursuant to a consolidation, amalgamation or merger);
(b)
becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;
(c)
makes a general assignment, arrangement or composition with or for the benefit of its creditors;
(d)
institutes or has instituted against it, by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over it in the jurisdiction of its incorporation or organisation or the jurisdiction of its head or home office, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation by it or such regulator, supervisor or similar official;
(e)
has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition is instituted or presented by a person or entity not described in paragraph (d) above and:
(i)
results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation; or
(ii)
is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof;
(f)
has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger);

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(g)
seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
(h)
has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;
(i)
causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in paragraphs (a) to (h) above; or
(j)
takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts;

Intellectual Property means:

(a)
any patents, trade marks, service marks, designs, business names, copyrights, database rights, design rights, domain names, moral rights, inventions, confidential information, knowhow and other intellectual property rights and interests (which may now or in the future subsist), whether registered or unregistered; and
(b)
the benefit of all applications and rights to use such assets of each Group Member (which may now or in the future subsist);

Interest Period means, in relation to a Loan, the period determined in accordance with Clause 9 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 8.3 (Default interest);

Interpolated Historic Term SOFR means, in relation to any Loan in US Dollars, the rate (rounded to the same number of decimal places as Term SOFR) which results from interpolating on a linear basis between:

(a)
either:
(i)
the most recent Term SOFR (as of a day which is not more than three US Government Securities Business Days before the Quotation Day) for the longest period (for which Term SOFR is available) which is less than the Interest Period of that Loan; or
(ii)
if no such Term SOFR is available for a period which is less than the Interest Period of that Loan, the most recent Overnight SOFR for a day which is not more than five, and not less than two, US Government Securities Business Days before the Quotation Day; and

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(b)
the most recent Term SOFR (as of a day which is not more than three US Government Securities Business Days before the Quotation Day) for the shortest period (for which Term SOFR is available) which exceeds the Interest Period of that Loan;

Interpolated Screen Rate means, in relation to HIBOR for any Loan, the rate (rounded to the same number of decimal places as the two relevant Screen Rates) which results from interpolating on a linear basis between:

(a)
the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of that Loan; and
(b)
the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of that Loan,

each as of 11.00 a.m. on the Quotation Day for the currency of that Loan;

Interpolated Term SOFR means, in relation to any Loan in US Dollars, the rate (rounded to the same number of decimal places as Term SOFR) which results from interpolating on a linear basis between:

(a)
either:
(i)
Term SOFR (as of the Quotation Day prior to 5.00 p.m. (New York time)) for the longest period (for which Term SOFR is available) which is less than the Interest Period of that Loan; or
(ii)
if no such Term SOFR is available for a period which is less than the Interest Period of that Loan, Overnight SOFR for the day that is not more than five, and not less than two, US Government Securities Business Days before the Quotation Day; and
(b)
Term SOFR (as of the Quotation Day prior to 5.00 p.m. (New York time)) for the shortest period (for which Term SOFR is available) which exceeds the Interest Period of that Loan;

Lender means:

(a)
prior to the Second Restatement Effective Date, any Original Lender;
(b)
on or after the Second Restatement Effective Date and prior to the Third Restatement Effective Date, any Second Restatement Effective Date Lender;
(c)
on or after the Third Restatement Effective Date and prior to the Repricing Effective Date, any Third Restatement Effective Date Lender;
(d)
on or after the Repricing Effective Date, any Fourth Restatement Effective Date Lender; and
(e)
any bank or financial institution (or, with the prior written consent of the Company, other person) which has become a Party in accordance with Clause 2.2 (Increase), Clause 2.3 (Additional Commitments) or Clause 21 (Changes to the Lenders),

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which in each case has not ceased to be a Party in accordance with the terms of this Agreement;

Loan means a loan made or to be made under the Facility or the principal amount outstanding for the time being of that loan;

Majority Lenders means a Lender or Lenders whose Commitments aggregate more than 50 per cent of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 50 per cent of the Total Commitments immediately prior to the reduction);

Management means the chief executive officer, the chief financial officer and the group general counsel of the Company;

Margin means:

(a)
at all times prior to the Second Restatement Effective Date, [REDACTED] per cent per annum;
(b)
on and from the Second Restatement Effective Date and prior to the Third Restatement Effective Date, [REDACTED] per cent per annum;
(c)
on and from the Third Restatement Effective Date and prior to the Repricing Effective Date, [REDACTED] per cent per annum;
(d)
on and from the Repricing Effective Date and prior to the occurrence of the Fourth Restatement Effective Date, [REDACTED] per cent per annum; and
(e)
upon the occurrence of the Fourth Restatement Effective Date:
(i)
at any time on and from the Fourth Restatement Effective Date and prior to the Initial Final Repayment Date, [REDACTED] per cent per annum; and
(ii)
at any time on and from the Initial Final Repayment Date, [REDACTED] per cent per annum;

Market Disruption Event has the meaning given to that term in paragraph (b) of Clause 10.3 (Market disruption (HK Dollars));

Material Adverse Effect means a material adverse effect on:

(a)
the business, operations, property, condition (financial or otherwise) or results of operations of the Group taken as a whole;
(b)
the ability of the Obligors (taken as a whole) to perform their payment obligations under the Finance Documents taking into account any support that they may reasonably expect from any other Group Member; or
(c)
the validity or enforceability of, or the rights or remedies of any Finance Party under, any of the Finance Documents other than to the extent not materially adverse to the interests of the Finance Parties under the Finance Documents;

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Money Laundering means:

(a)
the conversion or transfer of property, knowing it is derived from a criminal offence, for the purpose of concealing or disguising its illegal origin or of assisting any person who is involved in the commission of the crime to evade the legal consequences of its actions;
(b)
the concealment or disguise of the true nature, source, location, disposition, movement, right with respect to, or ownership of, property knowing that it is derived from a criminal offence; or
(c)
the acquisition, possession or use of property knowing at the time of its receipt that it is derived from a criminal offence;

Month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)
(subject to paragraph (c) below) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;
(b)
if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and
(c)
if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end,

the above rules will apply only to the last Month of any period;

New Lender has the meaning given to that term in Clause 21 (Changes to the Lenders);

Non-recourse Obligation means Indebtedness or other obligations substantially related to:

(a)
the acquisition of assets not previously owned by any Obligor or any of the Company’s Controlled Entities; or
(b)
the financing of a project involving the purchase, development, improvement or expansion of properties of any Obligor or any of the Company’s Controlled Entities,

as to which the obligee with respect to such Indebtedness or obligation has no recourse to any Obligor or any Controlled Entity of the Company or to any Obligor’s or any such Controlled Entity’s assets other than the assets which were acquired with the proceeds of such transaction or the project financed with the proceeds of such transaction (and the proceeds thereof);

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Obligors means the Original Borrowers and (if any) the Additional Borrower(s) unless it has ceased to be an Obligor in accordance with Clause 22 (Changes to the Obligors), and Obligor means each one of them;

Obligors’ Agent means the Company, appointed to act on behalf of each Obligor in relation to the Finance Documents pursuant to Clause 2.7 (Obligors’ Agent);

OFAC means the Office of Foreign Assets Control of the U.S. Department of the Treasury;

Officer means:

(a)
in respect of the Company, the Executive Chairman of the Board, the Executive Vice Chairman, the Chief Executive Officer, the Chief Financial Officer or the Corporate Secretary of the Company; and
(b)
in respect of any other Obligor, any director of that Obligor or in the event that the Obligor is a partnership or a limited liability company that has no director, a person duly authorised under applicable law by the general partner, managers, members or a similar body to act on behalf of that Obligor;

Officer’s Certificate means a certificate signed by an Officer of the relevant Obligor;

Original Commitments means the Total Commitments as of the date of this Agreement, being US$3,000,000,000;

Original Financial Statements means the audited consolidated financial statements of the Group for the financial year ended 31 March 2015;

Original Lenders means the financial institutions listed in Part A (The Original Lenders) of Schedule 1 (The Lenders);

Original Mandated Lead Arrangers means AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED; CITIGROUP GLOBAL MARKETS ASIA LIMITED; CREDIT SUISSE AG, SINGAPORE BRANCH; DEUTSCHE BANK AG, SINGAPORE BRANCH (A JOINT STOCK COMPANY WITH LIMITED LIABILITY INCORPORATED IN THE FEDERAL REPUBLIC OF GERMANY, ACTING THROUGH ITS SINGAPORE BRANCH), GOLDMAN SACHS BANK USA; JPMORGAN CHASE BANK, N.A., HONG KONG BRANCH; MIZUHO BANK, LTD. (INCORPORATED IN JAPAN WITH LIMITED LIABILITY), HONG KONG BRANCH; and MORGAN STANLEY ASIA LIMITED;

Overnight SOFR means the secured overnight financing rate (SOFR) administered by the Federal Reserve Bank of New York (or any other person which takes over the administration of that rate) published by the Federal Reserve Bank of New York (or any other person which takes over the publication of that rate);

Participant means each person to whom a Lender has transferred all or any of its obligations, economic interest or other interest under the Finance Documents by way of a Participation Agreement;

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Participation Agreement means each agreement or letter (including, without limitation, a fee letter) between a Lender and a Participant under which the Lender has transferred all or any of its obligations, economic interest or other interest under the Finance Documents, directly or indirectly, whether by sub-participation, credit derivative (including a credit default swap or credit linked note), total return swap or in any other way but excluding any transfer or novation of any of a Lender’s Commitments and/or rights and/or obligations in accordance with Clause 21.1 (Transfers by the Lenders);

Party means a party to this Agreement;

PRC means the People’s Republic of China, excluding for these purposes Hong Kong, the Macau Special Administrative Region and Taiwan;

PRC GAAP means generally accepted accounting principles of the PRC;

Preferred Shares applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) that is preferred as to the payment of dividends upon liquidation, dissolution or winding up;

Prohibited Transferee means, in respect of any transfer or sub-participation:

(a)
an Industrial Competitor; or
(b)
any person which is not a bank or financial institution and which has not been specifically approved in writing by the Company;

Project Company means:

(a)
Alibaba Group Properties Limited [A08] and each of its Subsidiaries as at the date of this Agreement; and
(b)
any other Group Member which is (i) established or acquired after the date of this Agreement; (ii) capitalised with equity funded by equity or shareholder loans from, or on behalf of, the Company or one of its Subsidiaries; and (iii) established or acquired to develop a specific asset or project;

Qualifying Lender has the meaning given to that term in Clause 12.1 (Tax definitions);

Quotation Day means:

(a)
in relation to any period for which an interest rate is to be determined (if the currency is US Dollars), two US Government Securities Business Days before the first day of that period, unless market practice differs in the relevant syndicated loans market, in which case the Quotation Day will be determined by the Agent in accordance with that market practice (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days);

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(b)
in relation to any period for which an interest rate is to be determined (if the currency is HK Dollars), the first day of that period, unless market practice differs in the Relevant Market for that currency, in which case the Quotation Day for that currency will be determined by the Agent in accordance with market practice in the Relevant Market (and if quotations would normally be given by leading banks in the Relevant Market on more than one day, the Quotation Day will be the last of those days); and
(c)
in relation to any Interest Period the duration of which is selected by the Agent pursuant to Clause 8.3 (Default interest), such date as may be determined by the Agent (acting reasonably);

Quoted Tenor means any period for which Term SOFR is customarily displayed on the relevant page or screen of an information service;

Reference Bank means, in relation to HIBOR, subject to Clause 24.18 (Reference Banks), the principal Hong Kong offices of any banks as may be appointed by the

Agent with the consent of the Company (such consent not to be unreasonably withheld);

Reference Bank Rate means, in relation to HIBOR, the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent as its request by the Reference Banks as the rate at which the relevant Reference Bank could borrow funds in the Relevant Market in HK Dollars and for the relevant period, were it to do so by asking for and then accepting interbank offers for deposits in reasonable market size in HK Dollars and for that period;

Relevant Indebtedness means any Indebtedness which is in the form of, or represented or evidenced by, bonds, notes, debentures, or other securities which for the time being are, or are intended to be or are commonly, quoted, listed or dealt in or traded on any stock exchange or over-the-counter or other securities market, but shall exclude any bank debt, bank loans or securitisations;

Relevant Jurisdiction means, in relation to each Obligor:

(a)
its jurisdiction of incorporation; and
(b)
any jurisdiction where it conducts a material part of its business;

Relevant Market means:

(a)
in relation to a Loan in US Dollars, the market for overnight cash borrowing collateralised by US Government securities; and
(b)
in relation to a Loan in HK Dollars, the Hong Kong interbank market;

Repeating Representations means each of the representations set out in Clauses 17.1 (Status) to 17.6 (Governing law and enforcement), Clause 17.9 (No default), Clause 17.10 (No misleading information), Clause 17.18 (Authorised signatures), Clause 17.19 (Good title to assets), paragraph (b) of Clause 17.20 (Bribery,

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Anti-corruption) and paragraph (b) of Clause 17.22 (Money Laundering), and, with respect to the Company only, paragraphs (a) and (b) of Clause 17.11 (Financial statements);

Repricing Effective Date has the meaning given to that term in the Fourth Amendment and Restatement Agreement;

Resignation Letter means a document substantially in the form set out in Schedule 10 (Form of Resignation Letter);

Resolution Authority means any body which has authority to exercise any Write-down and Conversion Powers;

Rollover Loan means one or more Loans:

(a)
made or to be made on the same day that one or more maturing Loans is or are due to be repaid;
(b)
the aggregate amount of which is equal to or less than the amount of the maturing Loan(s); and
(c)
made or to be made to an Obligor for the purpose of refinancing the maturing Loan(s);

Sanctions means any sanctions, restrictions or embargoes imposed or enforced by the United Nations Security Council, the European Union, the State Secretariat for Economic Affairs of Switzerland, OFAC, the State Department of the United States, the Bureau of Industry Security of the U.S. Department of Commerce, HM Treasury of the United Kingdom, the Hong Kong Monetary Authority, the Monetary Authority of Singapore and the Department of Foreign Affairs and Trade of Australia, the Government of Japan, Japan Ministry of Finance, or any sanctions measures under the Iran Sanctions Act, as amended, the Comprehensive Iran Sanctions and Divestment Act of 2010, the Iran Threat Reduction and Syria Human Rights Act, the U.S. National Defense Authorization Act for Fiscal Year 2012, the

U.S. National Defense Authorization Act for Fiscal Year 2013, the Iran Freedom and Counter-Proliferation Act of 2012, the U.S. Trading With the Enemy Act, the U.S. International Emergency Economic Powers Act, the U.S. Syria Accountability and Lebanese Sovereignty Act, U.S. Executive Order 13959, U.S. Executive Order 13971 (with respect to U.S. Executive Order 13971, except as disclosed in the 20-F filing of the Company) or any other executive order, directive or regulation, as may be amended or supplemented, pursuant to the authority of any of the foregoing, including the regulations of the U.S. Department of the Treasure set forth under 31 CFR, Subtitle B, Chapter V, or any order or licenses issued thereunder and any other sanctions administered by any governmental entity which is notified to the Company or a Controlled Entity by the Agent;

Screen Rate means, in relation to HIBOR, the Hong Kong interbank offered rate for HK Dollars for the relevant period displayed on page HKABHIBOR of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information services which publishes that rate from time to time in place of Thomson Reuters. If such

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page or service ceases to be available, the Agent may specify another page or service displaying the relevant rate after consultation with the Company;

Second Amendment and Restatement Agreement means the amendment and restatement agreement dated 29 May 2019 between the Company and the Agent;

Second Restatement Effective Date means 31 May 2019;

Second Restatement Effective Date Arrangers means AGRICULTURAL BANK OF CHINA LTD., NEW YORK BRANCH; AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED; BANK OF CHINA (HONG KONG) LIMITED; BANK OF CHINA LIMITED MACAU BRANCH; BANK OF COMMUNICATIONS CO., LTD. HONG KONG BRANCH; BANK OF COMMUNICATIONS CO., LTD. MACAU BRANCH; BANK OF COMMUNICATIONS CO., LTD. OFFSHORE BANKING UNIT; CATHAY UNITED BANK, TAIWAN BRANCH; CHINA CONSTRUCTION BANK (ASIA) CORPORATION LIMITED; CHINA MERCHANTS BANK CO., LTD., HONG KONG BRANCH, A JOINT STOCK COMPANY INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA WITH LIMITED LIABILITY; CHINA MERCHANTS CO., LTD., OFFSHORE BANKING CENTER; CITIGROUP GLOBAL MARKETS ASIA LIMITED; CREDIT SUISSE AG, SINGAPORE BRANCH; DBS BANK LTD., HONG KONG BRANCH; E. SUN COMMERCIAL BANK, LTD., HONG KONG BRANCH; GOLDMAN SACHS BANK USA; HANG SENG BANK

LIMITED; INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED; JPMORGAN CHASE BANK, N.A., HONG KONG BRANCH; KGI BANK; THE SHANGHAI COMMERCIAL & SAVINGS BANK, LTD.; MIZUHO BANK, LTD. (INCORPORATED IN JAPAN WITH LIMITED LIABILITY), HONG KONG BRANCH; MORGAN STANLEY ASIA LIMITED NANYANG COMMERCIAL BANK, LIMITED; OVERSEA-CHINESE BANKING CORPORATION LIMITED (INCORPORATED IN SINGAPORE WITH LIMITED LIABILITY); SHINKIN CENTRAL BANK; STANDARD CHARTERED BANK (HONG KONG) LIMITED; SUMITOMO MITSUI BANKING CORPORATION; TAISHIN INTERNATIONAL BANK; THE BANK OF EAST ASIA, LIMITED; THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED; THE NORINCHUKIN BANK, SINGAPORE BRANCH; WELLS FARGO BANK, NATIONAL ASSOCIATION AND WING LUNG BANK, LIMITED;

Second Restatement Effective Date Lenders means the financial institutions listed in Part B (The Second Restatement Effective Date Lenders) of Schedule 1 (The Lenders);

Security means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person;

Separate Loans has the meaning given to such term in Clause 6.4 (Repayment);

Significant Subsidiary means a “significant subsidiary” (as defined in Article 1, Rule 1-02 of Regulation S-X under the U.S. Securities Exchange Act of 1934 (as amended)) of the Company and disclosed as such in the Company’s latest annual report;

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Subsidiary of any person means:

(a)
any corporation, association or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50 per cent of the total ordinary voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof (or persons performing similar functions); or
(b)
any partnership, joint venture limited liability company or similar entity of which more than 50 per cent of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, is, in the case of paragraphs (a) and (b) above, voting at the time owned or controlled, directly or indirectly, by (i) such person; (ii) such person and one or more Subsidiaries of such person; or (iii) one or more Subsidiaries of such person. For the avoidance of doubt, references to a Subsidiary or Subsidiaries exclude any Finance Company or Project Company whose financial results are not consolidated with those of the Company in accordance with the Accounting Principles;

Syndication and Amendment Agreement means the syndication and amendment agreement between (among others) the Company, the Original Lenders and the Agent;

Syndication Letter means the syndication letter dated the date of this Agreement between the Agent, the Original Mandated Lead Arrangers and the Company;

Tax means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure by any Obligor to pay or any delay by any Obligor in paying any of the same);

Tax Deduction has the meaning given to such term in Clause 12.1 (Tax definitions);

Term SOFR means the term SOFR reference rate administered by CME Group Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant period published by CME Group Benchmark Administration Limited (or any other person which takes over the publication of that rate);

Term SOFR Reference Rate means, in relation to any Loan in US Dollars:

(a)
Term SOFR as of 5.00 p.m. (New York time) on the Quotation Day and for a period equal in length to the Interest Period of that Loan; or
(b)
as otherwise determined pursuant to Clause 10.1 (Unavailability of Term SOFR),

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and if, in either case, that rate is less than zero, Term SOFR Reference Rate shall be deemed to be zero;

Third Amendment and Restatement Agreement means the amendment and restatement agreement dated 16 May 2023 between the Company and the Agent;

Third Restatement Effective Date means 31 May 2023;

Third Restatement Effective Date Arrangers means BANK OF CHINA LIMITED MACAU BRANCH; BANK OF CHINA (HONG KONG) LIMITED; THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED; BANK OF COMMUNICATIONS (HONG KONG) LIMITED (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY); BANK OF COMMUNICATIONS CO., LTD. MACAU BRANCH; BANK OF COMMUNICATIONS CO., LTD. OFFSHORE BANKING UNIT; STANDARD CHARTERED BANK (HONG KONG) LIMITED; CHINA CONSTRUCTION BANK (ASIA) CORPORATION LIMITED; HANG SENG BANK LIMITED; AGRICULTURAL BANK OF CHINA LTD., NEW YORK BRANCH; DBS BANK LTD.; DBS BANK (HONG KONG) LIMITED (INCORPORATED WITH LIMITED LIABILITY UNDER THE LAWS OF HONG KONG); INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED; CITIBANK, N.A., HONG KONG BRANCH (ORGANIZED UNDER THE LAWS OF THE U.S.A WITH LIMITED LIABILITY); JPMORGAN CHASE BANK, N.A., HONG KONG BRANCH; CREDIT SUISSE AG, SINGAPORE BRANCH; MORGAN STANLEY BANK, N.A.; THE NORINCHUKIN BANK, SINGAPORE BRANCH; CHINA CITIC BANK INTERNATIONAL LIMITED; OVERSEA-CHINESE BANKING CORPORATION LIMITED (INCORPORATED IN SINGAPORE WITH LIMITED LIABILITY); BARCLAYS BANK PLC; CAIXABANK, S.A.; NANYANG COMMERCIAL BANK, LIMITED; THE SHANGHAI COMMERCIAL & SAVINGS BANK, LTD.; CHINA MINSHENG BANKING CORP., LTD. HONG KONG BRANCH (A JOINT STOCK LIMITED COMPANY INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA); DEUTSCHE BANK AG, SINGAPORE BRANCH (A

JOINT STOCK COMPANY WITH LIMITED LIABILITY INCORPORATED IN THE FEDERAL REPUBLIC OF GERMANY, ACTING THROUGH ITS SINGAPORE BRANCH); CATHAY UNITED BANK, TAIWAN BRANCH; MIZUHO BANK, LTD. (INCORPORATED IN JAPAN WITH LIMITED LIABILITY), HONG KONG BRANCH; CHINA MERCHANTS BANK CO., LTD., HONG KONG BRANCH, A JOINT STOCK COMPANY INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA WITH LIMITED LIABILITY and CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, HONG KONG BRANCH (INCORPORATED IN FRANCE WITH LIMITED LIABILITY);

Third Restatement Effective Date Lenders means the financial institutions listed in Part C (The Third Restatement Effective Date Lenders) of Schedule 1 (The Lenders);

Total Commitments means the aggregate of the Commitments (being US$3,000,000,000 as at the date of this Agreement, US$4,000,000,000 as at the date of the Upsize Effective Date, and US$3,170,000,000 as at the Repricing Effective Date);

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Transfer Certificate means a certificate substantially in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Agent and the Company;

Transfer Date means, in relation to a transfer, the later of:

(a)
the proposed Transfer Date specified in the relevant Transfer Certificate; and
(b)
the date on which the Agent executes the relevant Transfer Certificate;

UK Bail-In Legislation means Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings);

Unpaid Sum means any sum due and payable but unpaid by an Obligor under the Finance Documents;

Upsize Effective Date means 5 May 2016;

US Dollars or US$ denote the lawful currency of the United States of America;

US GAAP means generally accepted accounting principles in the United States of America;

US Government Securities Business Day means any day other than:

(a)
a Saturday or a Sunday; and
(b)
a day on which the Securities Industry and Financial Markets Association (or any successor organisation) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in US Government securities;

Utilisation means a utilisation of the Facility;

Utilisation Date means the date of a Utilisation, being the date on which the relevant Loan is to be made;

Utilisation Request means a notice substantially in the form set out in Schedule 3 (Utilisation Request);

WFOE means a wholly foreign owned enterprise incorporated in the PRC; and

Write-down and Conversion Powers means:

(a)
in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule;

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(b)
in relation to any other applicable Bail-In Legislation other than the UK Bail-In Legislation:
(i)
any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and
(ii)
any similar or analogous powers under that Bail-In Legislation; and
(c)
in relation to the UK Bail-In Legislation, any powers under that UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers.
1.2.
Construction
(a)
Unless a contrary indication appears, any reference in this Agreement to:
(i)
any Administrative Party, the Agent, any Arranger, any Finance Party, any Lender, any Obligor or any Party shall be construed so as to include its successors in title, permitted assigns and permitted transferees;
(ii)
a document in agreed form is a document which is in the form previously agreed in writing by or on behalf of the Company and the Arrangers from time to time or the Agent (acting on the instructions of the Majority Lenders);
(iii)
assets includes present and future properties, revenues and rights of every description;
(iv)
a Finance Document or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended, novated, supplemented, extended or restated;

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(v)
the date of this Agreement is a reference to 9 March 2016;
(vi)
including shall be construed as including without limitation (and cognate expressions shall be construed similarly);
(vii)
indebtedness includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;
(viii)
a Lender’s participation in a Loan or Unpaid Sum includes an amount representing the fraction or portion (attributable to such Lender by virtue of the provisions of this Agreement) of the total amount of such Loan or Unpaid Sum and the Lender’s rights under this Agreement in respect thereof;
(ix)
a person includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);
(x)
a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law, but if not having the force of law, which is generally complied with by those to whom it is addressed) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;
(xi)
any notation after the name of a Group Member refers to the number for that Group Member as specified in the Group Structure Chart;
(xii)
a provision of law is a reference to that provision as amended or re-enacted; and
(xiii)
a time of day is a reference to Hong Kong time.
(b)
Section, Clause and Schedule headings are for ease of reference only.
(c)
Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.
(d)
A Default or an Event of Default is continuing if it has not been remedied or waived.
(e)
An Obligor repaying or prepaying Ancillary Outstandings means:
(i)
the maximum amount payable under the Ancillary Facility being reduced or cancelled in accordance with its terms; or

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(ii)
the Ancillary Lender being satisfied that it has no further liability under that Ancillary Facility,

and the amount by which Ancillary Outstandings are, repaid or prepaid under paragraph (i) above is the amount of the relevant reduction or cancellation.

(f)
An amount borrowed includes any amount utilised under an Ancillary Facility.
(g)
No person shall incur any personal liability whatsoever in connection with the issuance of a certificate, on behalf of any Obligor, pursuant to the terms of a Finance Document.
(h)
A reference in this Agreement to a page or screen of an information service displaying a rate shall include:
(i)
any replacement page of that information service which displays that rate; and
(ii)
the appropriate page of such other information service which displays that rate from time to time in place of that information service,

and, if such page or service ceases to be available, shall include any other page or service displaying that rate specified by the Agent after consultation with the Company.

(i)
A reference in this Agreement to a Central Bank Rate shall include any successor rate to, or replacement rate for, that rate.
(j)
The determination of the extent to which a rate is for a period equal in length to an Interest Period shall disregard any inconsistency arising from the last day of that Interest Period being determined pursuant to the terms of this Agreement.
1.3.
Third party rights
(a)
Unless expressly provided to the contrary in a Finance Document a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the Third Parties Act) to enforce or to enjoy the benefit of any term of this Agreement.
(b)
Notwithstanding any term of any Finance Document, the consent of any third person who is not a Party is not required to rescind or vary this Agreement at any time.

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2.
The Facility
2.1.
The Facility
(a)
Subject to the terms of this Agreement, the Lenders make available to the Obligors a multicurrency revolving loan facility in an aggregate amount the Base Currency Amount of which is equal to the Total Commitments.
(b)
Subject to the terms of this Agreement and the Ancillary Documents, an Ancillary Lender may make all or part of its Commitment available to any Obligor as an Ancillary Facility.
2.2.
Increase
(a)
The Company may by giving prior notice to the Agent after the effective date of a cancellation of:
(i)
the Available Commitments of a Defaulting Lender in accordance with paragraph (g) of Clause 7.4 (Right of prepayment and cancellation in relation to a single Lender); or
(ii)
the Commitments of a Defaulting Lender in accordance with paragraph (h) of Clause 7.4 (Right of prepayment and cancellation in relation to a single Lender); or
(iii)
the Commitments of a Lender in accordance with:
(A)
Clause 7.1 (Illegality); or
(B)
paragraph (a) of Clause 7.4 (Right of prepayment and cancellation in relation to a single Lender),

request that the Commitments be increased (and the Commitments shall be so increased) in an aggregate amount in the Base Currency of up to the amount of the Available Commitments or Commitments so cancelled as follows:

(I)
the increased Commitments will be assumed by one or more Eligible Institutions (each an Increase Lender) selected by the Company and each of which confirms in writing whether in the relevant Increase Confirmation or otherwise its willingness to assume and does assume all the obligations of a Lender corresponding to that part of the increased Commitments which it is to assume, as if it had been an Original Lender (for the avoidance of doubt, no Party shall be obliged to assume the obligations of a Lender pursuant to this Clause 2.2 without the prior consent of that Party);

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(II)
the Obligors and any Increase Lender shall assume obligations towards one another and/or acquire rights against one another as the Obligors and the Increase Lender would have assumed and/or acquired had the Increase Lender been an Original Lender;
(III)
each Increase Lender shall become a Party as a Lender and any Increase Lender and each of the other Finance Parties shall assume obligations towards one another and acquire rights against one another as that Increase Lender and those Finance Parties would have assumed and/or acquired had the Increase Lender been an Original Lender;
(IV)
the Commitments of the other Lenders shall continue in full force and effect; and
(V)
any increase in the Commitments shall take effect on the date specified by the Company in the notice referred to in this paragraph (a) or any later date on which the conditions set out in paragraph (b) below are satisfied.
(b)
An increase in the Commitments will only be effective on:
(i)
the execution by the Agent of an Increase Confirmation from the relevant Increase Lender; and
(ii)
in relation to an Increase Lender which is not a Lender immediately prior to the relevant increase, the Agent being satisfied that it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the assumption of the increased Commitments by that Increase Lender. The Agent shall promptly notify the Company and the Increase Lender upon being so satisfied.
(c)
Each Increase Lender, by executing the Increase Confirmation, confirms (for the avoidance of doubt) that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the increase becomes effective.
(d)
Clause 21.4 (Limitation of responsibility of Existing Lenders) shall apply mutatis mutandis in this Clause 2.2 in relation to an Increase Lender as if references in that Clause 21.4 to:
(i)
an Existing Lender were references to all the Lenders immediately prior to the relevant increase;
(ii)
the New Lender were references to that Increase Lender; and

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(iii)
a re-transfer were references to respectively a transfer.
2.3.
Additional Commitments
(a)
The Company may at any time confirm that one or more Lenders or any other bank(s) (each an Accordion Lender) has agreed to commit Additional Commitments by delivering an Additional Commitment Notice to the Agent.
(b)
Each Additional Commitment Notice is irrevocable and will not be regarded as having been duly completed unless it has been countersigned by each Accordion Lender named therein and it specifies:
(i)
the date on which the Additional Commitments are confirmed;
(ii)
the amount of the Additional Commitments; and
(iii)
the amount of the Additional Commitments allocated to each Accordion Lender named in the Additional Commitment Notice.
(c)
By countersigning the Additional Commitment Notice:
(i)
each Accordion Lender agrees to commit the Additional Commitments set out against its name; and
(ii)
each Accordion Lender which is not already a Lender, agrees to become a party to this Agreement as a Lender.
(d)
An increase in the Commitments under this Clause 2.3 shall take effect on the date specified in the Additional Commitment Notice as the date on which the Additional Commitments are confirmed or any later date on which the conditions set out in paragraph (e) below are satisfied.
(e)
An increase in the Commitments under this Clause 2.3 will only be effective on:
(i)
the execution by the Agent of the Additional Commitment Notice; and
(ii)
in relation to an Accordion Lender which is not a Lender immediately prior to the relevant increase, the Agent being satisfied that it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the assumption of the Additional Commitments by that Accordion Lender. The Agent shall promptly execute the Additional Commitment Notice and notify the Company and the Accordion Lender upon being so satisfied.
(f)
No Additional Commitment Notice shall become effective at a time when a Utilisation Request has been delivered and the proposed Utilisation Date under that Utilisation Request has not yet occurred.

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(g)
Upon receipt of a duly completed Additional Commitment Notice, the Agent shall inform the Lenders of such receipt.
(h)
The Agent shall notify the Company and the Lenders of the increased amounts of the Commitments under the Facility promptly after an Additional Commitment Notice takes effect in accordance with this Clause 2.3.
(i)
For the avoidance of doubt: (i) the Additional Commitments shall have the same terms (other than as to upfront fees and conditions precedent) as the Facility; and (ii) the upfront fee in respect of the Additional Commitments shall be set out in a separate Additional Commitment Fee Letter entered into by an Obligor and the relevant Accordion Lender(s), provided that no Accordion Lender shall be offered or paid any upfront fee on better terms than those which have been offered to the Fourth Restatement Effective Date Mandated Lead Arrangers & Bookrunners.
2.4.
Readjustment of participations in outstanding Loans
(a)
If any Loan is outstanding on the date of accession of any Accordion Lender and the establishment of any Additional Commitment in accordance with Clause 2.3 (Additional Commitments), the amount of each Lender’s (including the acceding Accordion Lender’s) participation in each such outstanding Loan shall be calculated by the Agent so that the amount of each Lender’s participation in each Loan will be equal to the proportion borne by its Commitment to the Total Commitments as at such date. For the avoidance of doubt, in making such calculation the Agent shall take into account the Additional Commitments.
(b)
The Agent will notify in writing each Lender and the Company of the recalculated amount of each Lender’s participation in each outstanding Loan.
(c)
Following receipt of such notice, the Accordion Lender(s) will make such balancing payments to the Agent (for the account of each other Lender) as may be required so as to ensure that each Lender’s participation in outstanding Loans is as calculated by the Agent in accordance with paragraph (a) above. Such payment in respect of each outstanding Loan shall be made to the Agent on the last day of the Interest Period for that Loan occurring after the date of such notice or, if earlier, the first Utilisation Date to occur after the date of such notice in respect of a Loan which is not a Rollover Loan.
2.5.
Finance Parties’ rights and obligations
(a)
The obligations of the Finance Parties under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

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(b)
The rights of the Finance Parties under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor is a separate and independent debt in respect of which a Finance Party shall be entitled to enforce its rights in accordance with paragraph (c) below. The rights of each Finance Party include any debt owing to that Finance Party under the Finance Documents and, for the avoidance of doubt, any part of a Loan or any other amount owed by an Obligor which relates to a Finance Party’s participation in the Facility or its role under a Finance Document (including any such amount payable to the Agent on its behalf) is a debt owing to that Finance Party by that Obligor.
(c)
A Finance Party may, except as otherwise stated in the Finance Documents, separately enforce its rights under the Finance Documents.
2.6.
Nature of Obligors’ obligations
(a)
Unless otherwise specified, the obligations of each Obligor under the Finance Documents are joint and several.
(b)
Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full and unless the Agent otherwise directs, no Obligor will exercise or otherwise enjoy the benefit of any right which it may have by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under any Finance Document:
(i)
to be indemnified by the other Obligor;
(ii)
to claim any contribution from the other Obligor for its obligations under the Finance Documents;
(iii)
to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party;
(iv)
to exercise any right of set-off against the other Obligor; and/or
(v)
to claim or prove as a creditor of the other Obligor in competition with any Finance Party.

If an Obligor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Finance Parties by the Obligors under or in connection with the Finance Documents to be repaid in full on trust for the Finance Parties and shall promptly pay or transfer the same to the Agent or as the Agent may direct for application in accordance with Clause 26 (Payment mechanics).

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2.7.
Obligors’ Agent
(a)
Each Obligor (other than the Company) by its execution of the Fourth Amendment and Restatement Agreement or an Accession Letter irrevocably appoints the Company to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises:
(i)
the Company on its behalf to supply all information concerning itself contemplated by this Agreement to the Finance Parties and to give all notices and instructions (including Utilisation Requests), to execute on its behalf any Accession Letter, to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor notwithstanding that they may affect the Obligor, without further reference to or the consent of that Obligor; and
(ii)
each Finance Party to give any notice, demand or other communication to that Obligor pursuant to the Finance Documents to the Company,

and in each case the Obligor shall be bound as though the Obligor itself had given the notices and instructions (including any Utilisation Requests) or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.

(b)
Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Obligors’ Agent or given to the Obligors’ Agent under any Finance Document on behalf of another Obligor or in connection with any Finance Document (whether or not known to any other Obligor and whether occurring before or after such other Obligor became an Obligor under any Finance Document) shall be binding for all purposes on that Obligor as if that Obligor had expressly made, given or concurred with it. In the event of any conflict between any notices or other communications of the Obligors’ Agent and any other Obligor, those of the Obligors’ Agent shall prevail.
3.
Purpose
3.1.
Purpose

Each Obligor shall apply all amounts borrowed by it under the Facility towards general corporate and working capital purposes of the Group (including acquisitions).

3.1.
Monitoring

No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

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4.
Conditions of Utilisation
4.1.
Initial conditions precedent
(a)
The Lenders will only be obliged to comply with Clause 5.4 (Lenders’ participation) in relation to any Utilisation if on or before the date of the initial Utilisation Request the Agent has received all of the documents and other evidence listed in Part A (Conditions Precedent to Initial Utilisation) of Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Agent (acting reasonably), and the Agent shall notify the Company and the Lenders promptly upon being so satisfied.
(b)
For the avoidance of doubt, the Agent confirms that all of the documents and evidence listed in Part A (Conditions Precedent to Initial Utilisation) of Schedule 2 (Conditions Precedent) have been received by the Agent prior to the Repricing Effective Date, in each case, in form and substance satisfactory to the Agent (acting reasonably).
4.2.
Further conditions precedent

The Lenders will only be obliged to comply with Clause 5.4 (Lenders’ participation) if on the date of the Utilisation Request and on the proposed Utilisation Date:

(a)
in the case of a Rollover Loan, the Company has not received written notice from the Agent (acting on the instructions of the Majority Lenders) following an Event of Default which is continuing requiring any Obligor to repay the maturing Loan that is due to be repaid on the proposed Utilisation Date; and
(b)
in the case of any Loan other than a Rollover Loan:
(i)
no Default is continuing or would result from the proposed Loan; and
(ii)
the Repeating Representations to be made by each Obligor are true in all material respects.
4.3.
Maximum number of Loans
(a)
No Obligor may deliver a Utilisation Request if as a result of the proposed Utilisation more than 20 Loans (for the avoidance of doubt, excluding any utilisation under the Ancillary Facilities) would be outstanding (or such greater number of Loans as may be agreed by the Agent in its sole discretion).
(b)
No Obligor may request that a Loan be divided.
(c)
No Separate Loan or Extended Loan shall be taken into account in this Clause 4.3.

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5.
Utilisation
5.1.
Delivery of a Utilisation Request

One or more Obligors may utilise the Facility by delivery to the Agent of a duly completed Utilisation Request not later than 11.00 a.m. three (3) Business Days prior to the proposed Utilisation Date or by such date as the Agent (acting on the instructions of all the Lenders) may agree with the Company.

5.2.
Completion of a Utilisation Request
(a)
Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:
(i)
the proposed Utilisation Date is a Business Day within the Availability Period; and
(ii)
the proposed Interest Period complies with Clause 9 (Interest Periods).
(b)
Only one Loan may be requested in each Utilisation Request.
5.3.
Currency and amount
(a)
The currency specified in a Utilisation Request must be the Base Currency or HK Dollars.
(b)
The amount of the proposed Loan must be:
(i)
if the currency selected is the Base Currency, a minimum of US$10,000,000 or, if less, the Available Facility; or
(ii)
if the currency selected is HK Dollars, a minimum of HK$100,000,000 or, if less, the Available Facility; and
(iii)
in any event, an amount which does not result in the Base Currency Amount of such Loan exceeding the Available Facility.
5.4.
Lenders’ participation
(a)
If the conditions set out in Clause 4 (Conditions of Utilisation) and Clauses 5.1 (Delivery of a Utilisation Request) to 5.3 (Currency and amount) have been met, and subject to Clause 6 (Repayment), each Lender shall make its participation in each Loan available by the Utilisation Date through its Facility Office.
(b)
The amount of each Lender’s participation in each Loan will be equal to the proportion borne by its Available Commitment to the Available Facility immediately prior to making the Loan.

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(c)
The Agent shall determine the Base Currency Amount of each Loan which is to be made in HK Dollars and shall notify each Lender of the amount, currency and (in respect of any Loan which is to be made in HK Dollars) the Base Currency Amount of each Loan, the amount of its participation in that Loan and, if different, the amount of that participation to be made available in accordance with Clause 26.1 (Payments to the Agent), in each case by no later than 11.00 a.m. two (2) Business Days prior to the proposed Utilisation Date.
5.5.
Cancellation of Available Facility

The Available Commitments which, at that time, are unutilised shall be immediately cancelled at 5.00 p.m. on the last day of the Availability Period.

5A.	Ancillary Facilities

5A.1	Type of Facility

An Ancillary Facility shall be by way of a short term loan facility.

5A.2	Availability

(a)
If an Obligor and a Lender agree and except as otherwise provided in this Agreement, that Lender may provide all or part of its Commitment as an Ancillary Facility.
(b)
Prior to the establishment of an Ancillary Facility, any Obligor (or the Company on behalf of such Obligor) may (but shall not be obliged to) deliver an Ancillary Facility Proposal to each Lender through the Agent. Any Lender intending to provide such Ancillary Facility shall respond to the Ancillary Facility Proposal (through the Agent or to that Obligor or the Company (as the case may be) directly) with its Ancillary Lender Offer within the period specified in the Ancillary Facility Proposal. The relevant Obligor (or the Company on behalf of such Obligor) can decide at its absolute discretion (i) whether or not to accept any Ancillary Lender Offer and (ii) if an Ancillary Lender Offer is accepted, whether to accept that Ancillary Lender Offer in whole or in part.
(c)
An Ancillary Facility shall not be made available unless the Agent has received from the Company an Ancillary Facility Notice no later than five Business Days prior to the Ancillary Commencement Date for that Ancillary Facility.
(d)
The Agent shall promptly notify the Ancillary Lender and the other Lenders of the establishment of an Ancillary Facility.

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(e)
Subject to compliance with paragraph (c) above:
(i)
the Lender or Affiliate of the Lender (as applicable) concerned will become an Ancillary Lender;
(ii)
the Ancillary Facility will be available; and
(iii)
the Available Commitment of that Lender will be temporarily reduced by the Ancillary Commitment,

with effect from the Ancillary Commencement Date.

5A.3	Terms of Ancillary Facilities

(a)
Except as provided below, the terms of any Ancillary Facility will be those specified in the Ancillary Document or otherwise agreed by the relevant Obligor and the relevant Ancillary Lender.
(b)
Those terms:
(i)
must be based upon normal commercial terms at that time (except as varied by this Agreement);
(ii)
may allow only Obligors to use the Ancillary Facility;
(iii)
may not allow the Ancillary Outstandings to exceed the Ancillary Commitment;
(iv)
may not allow a Lender's Ancillary Commitment to exceed that Lender's Available Commitment (before taking into account the effect of the Ancillary Facility on that Available Commitment); and
(v)
must require that the Ancillary Commitment is reduced to zero, and that all Ancillary Outstandings are repaid not later than the Final Repayment Date (or such earlier date as the Commitment of the relevant Ancillary Lender (or its Affiliate) is reduced to zero).
(c)
If there is any inconsistency between any term of an Ancillary Facility and any term of this Agreement, this Agreement shall prevail except for:
(i)
Clause 29.3 (Day count convention) which shall not prevail for the purposes of calculating fees, interest or commission relating to an Ancillary Facility; and
(ii)
where the relevant term of this Agreement would be contrary to, or inconsistent with, the law governing the relevant Ancillary Document, in which case that term of this Agreement shall not prevail.
(d)
Interest, commission and fees on Ancillary Facilities are dealt with in Clause 11.4 (Interest, commission and fees on Ancillary Facilities). 5A.4

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5A.4	Repayment of Ancillary Facility

(a)
An Ancillary Facility shall cease to be available on the Final Repayment Date or such earlier date on which its Ancillary Termination Date occurs or on which it is cancelled in accordance with the terms of this Agreement.
(b)
If an Ancillary Facility expires or is finally and irrevocably repaid in full in accordance with its terms,
(i)
the Ancillary Lender shall promptly notify the Agent; and
(ii)
the Ancillary Commitment of the Ancillary Lender shall be reduced to zero and the Available Commitment of the relevant Lender will immediately be increased accordingly by an amount equal to the amount of that Ancillary Commitment.
(c)
No Ancillary Lender may demand repayment or prepayment of any Ancillary Outstandings prior to the Ancillary Termination Date unless:
(i)
the Total Commitments have been cancelled in full or all outstanding Loans have become due and payable in accordance with the terms of this Agreement;
(ii)
it becomes unlawful in any applicable jurisdiction for the Ancillary Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in its Ancillary Facility; or
(iii)
the relevant Ancillary Facility is made available on an uncommitted basis with the consent of the relevant Obligor, and both:
(A)
the Available Commitments relating to the Facility which is available for drawing (taking into account Clause 4.2 (Further conditions precedent)); and
(B)
the notice of the demand given by the Ancillary Lender,

would not prevent the relevant Obligor funding the repayment of those Ancillary Outstandings in full by way of a Utilisation,

in each case, provided that the Ancillary Lender shall notify the Agent in writing of the repayment or prepayment of such Ancillary Outstandings at least five (5) Business Days prior to the repayment or prepayment date.

(d)
If a Utilisation is made to repay Ancillary Outstandings in full, the relevant Ancillary Commitment shall be reduced to zero.

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5A.5	Limitation on Ancillary Outstandings

Each Obligor shall procure that the Ancillary Outstandings under any Ancillary Facility shall not exceed the Ancillary Commitment applicable to that Ancillary Facility.

5A.6	Information

Each Obligor and each Ancillary Lender shall, promptly upon request by the Agent, supply the Agent with any information relating to the operation of an Ancillary Facility (including the Ancillary Outstandings but excluding any information relating to interest, commission, fees, any other remuneration or any other commercially sensitive information) as the Agent may reasonably request from time to time. Each Obligor consents to all such information being released to the Agent and the other Finance Parties.

5A.7	Affiliates of Lenders as Ancillary Lenders

(a)
Subject to the terms of this Agreement, an Affiliate of a Lender may become an Ancillary Lender. In such case, the Lender and its Affiliate shall be treated as a single Lender whose Commitment is the amount set out opposite the relevant Lender's name in Schedule 1 (The Lenders) and/or the amount of any Commitment transferred to or assumed by that Lender under this Agreement, to the extent (in each case) not cancelled, reduced or transferred by it under this Agreement.
(b)
The relevant Obligor (or the Company on behalf of such Obligor) shall specify any relevant Affiliate of a Lender in any Ancillary Facility Notice.
(c)
If a Lender assigns all of its rights and benefits or transfers all of its rights and obligations to a New Lender, its Affiliate shall cease to have any obligations under this Agreement or any Ancillary Document.
(d)
Where this Agreement or any other Finance Document imposes an obligation on an Ancillary Lender and the relevant Ancillary Lender is an Affiliate of a Lender which is not a party to that document, the relevant Lender shall ensure that the obligation is performed by its Affiliate.

5A.8	Commitment amounts

Notwithstanding any other term of this Agreement, each Lender shall ensure that at all times its Commitment is not less than the aggregate of:

(a)
its Ancillary Commitment; and
(b)
the Ancillary Commitment of its Affiliate. 5A.9 Amendments and Waivers – Ancillary Facilities

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No amendment or waiver of a term of any Ancillary Facility shall require the consent of any Finance Party other than the relevant Ancillary Lender unless such amendment or waiver itself relates to or gives rise to a matter which would require an amendment of or under this Agreement (including, for the avoidance of doubt, under this Clause 5A). In such a case, Clause 32 (Amendments and Waivers) will apply.

6.
Repayment
6.1.
Subject to Clause 6.4, the Obligors shall repay each Loan on the last day of its Interest Period.
6.2.
If one or more Loans are to be made available to one or more Obligors:
(a)
on the same day that a maturing Loan is due to be repaid by the Obligors; and
(b)
in whole or in part for the purpose of refinancing the maturing Loan,

the aggregate amount of the new Loans shall, unless the relevant Obligor(s) notify the Agent to the contrary in the relevant Utilisation Request, be treated as if applied in or towards repayment of the maturing Loan so that:

(i)
if the amount of the maturing Loan exceeds the aggregate amount of the new Loans:
(A)
the Obligors will only be required to make a payment under Clause 26.1 (Payments to the Agent) in an amount equal to that excess; and
(B)
each Lender’s participation in the new Loans shall be treated as having been made available and applied by the Obligors in or towards repayment of that Lender’s participation in the maturing Loan and that Lender will not be required to make a payment under Clause 26.1 (Payments to the Agent) in respect of its participation in the new Loans; and
(ii)
if the amount of the maturing Loan is equal to or less than the aggregate amount of the new Loans:
(A)
the Obligors will not be required to make a payment under Clause 26.1 (Payments to the Agent); and
(B)
each Lender will be required to make a payment under Clause 26.1 (Payments to the Agent) in respect of its participation in the new Loans only to the extent that its participation in the new Loans exceeds that Lender’s participation in the maturing Loan and the remainder of that Lender’s participation in the new Loans shall be treated as having been made available and applied by the Obligors in or towards repayment of that Lender’s participation in the maturing Loan.

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6.3.
Until the relevant Obligor notifies the Agent otherwise (which may be by delivery of a separate Utilisation Request), which notice shall be delivered no later than 11.00 a.m. three (3) Business Days prior to the last day of the Interest Period of a maturing Loan and subject to paragraph (a) of Clause 4.2 (Further conditions precedent), each relevant Obligor hereby makes the request (in place of delivering a separate Utilisation Request) that a Loan in the same currency as and in an amount equal to that maturing Loan shall be automatically utilised with the same length of Interest Period as that of such maturing Loan, and applied in repayment of such maturing Loan, on the last day of the Interest Period of such maturing Loan. The foregoing request shall be deemed to be a Utilisation Request and shall be, unless expressly provided otherwise in this Clause 6.3, subject to all other provisions in this Agreement applicable to a Utilisation Request.
6.4.
At any time when a Lender becomes a Defaulting Lender, the maturity date of each of the participations of that Defaulting Lender in the Loans then outstanding will be automatically extended to the Final Repayment Date and will be treated as separate Loans (the Separate Loans).
6.5.
The Obligors may prepay a Separate Loan in accordance with paragraph (h) of Clause 7.4 (Right of prepayment and cancellation in relation to a single Lender). The Agent will forward a copy of a prepayment notice received in accordance with paragraph (h) of Clause 7.4 (Right of prepayment and cancellation in relation to a single Lender) to the Defaulting Lender concerned as soon as practicable on receipt.
6.6.
Interest in respect of a Separate Loan will accrue for successive Interest Periods selected by the relevant Obligor(s) by the time and date specified by the Agent (acting reasonably) and will be payable by the Obligors to the Agent (for the account of that Defaulting Lender) on the last day of each Interest Period of that Loan.
6.7.
The terms of this Agreement relating to Loans generally shall continue to apply to Separate Loans other than to the extent inconsistent with Clauses 6.4 to 6.6, in which case those paragraphs shall prevail in respect of any Separate Loan.

6A.	Extension of Final Repayment Date

6A.1

On any date no later than thirteen (13) Business Days prior to the Initial Final Repayment Date, the Company may deliver a written notice (the Extension Notice) to the Agent requesting that the Final Repayment Date be extended to the Extended Final Repayment Date with respect to all or any part of the Total Commitments (the Extension), and the Agent shall notify the Lenders promptly upon receipt of the Extension Notice.

6A.2	Subject to delivery of the Extension Notice in accordance with Clause 6A.1, if, as of the Initial Final Repayment Date:

(a)
no Event of Default is continuing or would result from the Extension; and
(b)
the Company has paid to the Agent (for the account of each Lender) an extension fee of [REDACTED] per cent flat on the extended amount of the Total Commitments; and

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(c)
(if required) the Company has provided evidence in form and substance satisfactory to the Agent (acting reasonably) that the approval from the National Development and Reform Commission of the PRC in respect of the Facility required for the Extension has been obtained, the Final Repayment Date shall, with effect from the Initial Final Repayment Date, be extended to the Extended Final Repayment Date.

7.
Prepayment and Cancellation
7.1.
Illegality

If, at any time, it is or will become unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Loan:

(a)
that Lender shall promptly notify the Agent upon becoming aware of that event;
(b)
upon the Agent notifying the Company, the Available Commitment of that Lender will be immediately cancelled; and
(c)
the Obligors shall repay that Lender’s participation in the Loans on the last day of the Interest Period for each Loan occurring after the Agent has notified the Company or, if earlier, the date specified by the Lender in the notice delivered to the Agent (being no earlier than the last day of any applicable grace period permitted by law) and that Lender’s corresponding Commitment shall be immediately cancelled in the amount of the participations repaid.
7.2.
Voluntary cancellation

The Company may, if it gives the Agent not less than five (5) Business Days’ (or such shorter period as the Majority Lenders may agree) prior notice, reduce the Available Facility to zero or by such amount (being a minimum amount of US$5,000,000 or HK$50,000,000, as applicable) as the Company may specify in such notice. Any such reduction under this Clause 7.2 shall reduce the Commitments of the Lenders rateably.

7.3.
Voluntary prepayment

An Obligor may, if it gives the Agent not less than five (5) Business Days’ (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of a Loan (but if in part, being an amount that reduces the Loan by a minimum amount of US$5,000,000 or HK$50,000,000, as applicable) together with any applicable Break Costs.

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7.4.
Right of prepayment and cancellation in relation to a single Lender
(a)
If:
(i)
any sum payable to any Lender by the Obligors is required to be increased under paragraph (a) of Clause 12.2 (Tax gross-up);
(ii)
any Lender claims indemnification from any Obligor under Clause 12.3 (Tax indemnity) or Clause 13.1 (Increased costs); or
(iii)
the rate notified by a Lender in relation to a particular Interest Period under sub-paragraph (a)(ii) of Clause 10.3 (Market disruption (HK Dollars)) is higher than the lowest rate notified by a Lender under that sub-paragraph, the Company may, whilst the circumstance giving rise to the requirement for that increase, indemnification or higher rate continues, give the Agent notice of cancellation of the Commitment of that Lender and/or its intention to procure the prepayment of that Lender’s participation in the Loans or give the Agent notice of its intention to replace that Lender in accordance with paragraph (d) below.

(b)
On receipt of a notice of cancellation referred to in paragraph (a) above, the Available Commitment of that Lender shall immediately be reduced to zero.
(c)
On the last day of each Interest Period which ends after the Company has given notice of cancellation under paragraph (a) above (or, if earlier, the date specified by the Company in that notice), the Obligors shall prepay that Lender’s participation in the relevant Loan and that Lender’s corresponding Commitment shall be immediately cancelled in the amount of the participations repaid.
(d)
The Company may, in the circumstances set out in paragraph (a) above, on five Business Days’ prior notice to the Agent and that Lender, replace that Lender by requiring that Lender to (and, to the extent permitted by law, that Lender shall) transfer pursuant to Clause 21 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement to an Eligible Institution which confirms its willingness to assume and does assume all the obligations of the transferring Lender in accordance with Clause 21 (Changes to the Lenders) for a purchase price in cash or other cash payment payable at the time of the transfer equal to the outstanding principal amount of such Lender’s participation in the outstanding Loans and all accrued interest (to the extent that the Agent has not given a notification under Clause 21.10 (Pro-rata interest settlement)) and other amounts payable in relation thereto under the Finance Documents.

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(e)
The replacement of a Lender pursuant to paragraph (d) above shall be subject to the following conditions:
(i)
the Company shall have no right to replace the Agent;
(ii)
neither the Agent nor any Lender shall have any obligation to find a replacement Lender;
(iii)
in no event shall the Lender replaced under paragraph (d) above be required to pay or surrender any of the fees received by such Lender pursuant to the Finance Documents; and
(iv)
no Lender shall be obliged to execute a Transfer Certificate unless it is satisfied that it has completed all “know your customer” and other similar procedures that it is required (or deems desirable) to conduct in relation to the transfer to such replacement Lender.
(f)
A Lender shall perform the procedures described in paragraph (e)(iv) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (d) above and shall notify the Agent and the Company when it is satisfied that it has completed those checks.
(g)
(i)
If any Lender becomes a Defaulting Lender, the Company may, at any time whilst the Lender continues to be a Defaulting Lender, give the Agent two Business Days’ notice of cancellation of each Available Commitment of that Lender.
(ii)
On the notice referred to in sub-paragraph (i) above becoming effective, each Available Commitment of the Defaulting Lender shall immediately be reduced to zero.
(iii)
The Agent shall as soon as practicable after receipt of a notice referred to in sub-paragraph (i) above, notify all the Lenders.
(h)
(i)
The Company may, at any time, give the Agent two Business Days’ notice of prepayment of any Separate Loan and cancellation of the Commitment of a Defaulting Lender in respect of that Separate Loan.
(ii)
On the notice referred to in sub-paragraph (i) above becoming effective, the Commitment of the Defaulting Lender in respect of that Separate Loan shall immediately be reduced to zero and the Obligors shall prepay that Defaulting Lender’s participation in such Separate Loan (together with any applicable Break Costs).
(iii)
The Agent shall as soon as practicable after receipt of a notice referred to in sub-paragraph (i) above, notify all the Lenders.

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7.5.
Restrictions
(a)
Any notice of cancellation or prepayment given by any Party under this Clause 7 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.
(b)
Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs, without premium or penalty.
(c)
Unless a contrary indication appears in this Agreement, any part of the Facility which is repaid or prepaid may be reborrowed in accordance with the terms of this Agreement.
(d)
The Obligors shall not repay or prepay all or any part of the Loans or reduce all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.
(e)
Subject to Clause 2.2 (Increase) and without prejudice to Clause 5A (Ancillary Facilities), no amount of any Commitment that is cancelled in accordance with this Agreement may be subsequently reinstated.
(f)
If the Agent receives a notice under this Clause 7 it shall promptly forward a copy of that notice to either the Company or the affected Lender, as appropriate.
(g)
If all or part of a Loan is repaid or prepaid and is not available for redrawing (other than by operation of Clause 4.2 (Further conditions precedent)), an amount of the Commitments (equal to the Base Currency Amount of the Loan which is repaid or prepaid) will be deemed to be cancelled on the date of repayment or prepayment. Any cancellation under this paragraph (g) (save in connection with any repayment or, as the case may be, prepayment under paragraph (c) of Clause 7.1 (Illegality) or paragraph (c), (g) or (h) of Clause 7.4 (Right of prepayment and cancellation in relation to a single Lender)) shall reduce the Commitments of the Lenders rateably.
8.
Interest
8.1.
Calculation of interest

The rate of interest on each Loan for each Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(a)
Margin; and
(b)
in relation to:
(i)
any Loan in US Dollars, Term SOFR Reference Rate; or
(ii)
any Loan in HK Dollars, HIBOR.

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8.2.
Payment of interest

The Obligors shall pay accrued interest on each Loan on the last day of each Interest Period relating to that Loan (and, if the Interest Period is longer than six Months, on the dates falling at six monthly intervals after the first day of the Interest Period).

8.3.
Default interest
(a)
If the Obligors fail to pay any amount payable by them under a Finance Document on its due date, interest shall accrue on the Unpaid Sum from the due date to the date of actual payment (both before and after judgment) at a rate which is, subject to paragraph (b) below, 2 per cent higher than the rate which would have been payable if the Unpaid Sum had, during the period of non-payment, constituted a Loan in the currency of the Unpaid Sum for successive Interest Periods, each of a duration selected by the Agent (acting reasonably). Any interest accruing under this Clause 8.3 shall be immediately payable by the Obligors on demand by the Agent.
(b)
If any Unpaid Sum consists of all or part of a Loan which became due on a day which was not the last day of an Interest Period relating to that Loan:
(i)
the first Interest Period for that Unpaid Sum shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and
(ii)
the rate of interest applying to the Unpaid Sum during that first Interest Period shall be 2 per cent higher than the rate which would have applied if the Unpaid Sum had not become due.
(c)
Default interest (if unpaid) arising on an Unpaid Sum will be compounded with the Unpaid Sum at the end of each Interest Period applicable to that Unpaid Sum but will remain immediately due and payable.
8.4.
Notifications
(a)
The Agent shall promptly notify the Lenders and the Company of the determination of a rate of interest under this Agreement.
(b)
In respect of any Fallback Interest Payment, the Agent shall promptly upon a Fallback Interest Payment being determinable notify:
(i)
the Company of that Fallback Interest Payment;
(ii)
each relevant Lender of the proportion of that Fallback Interest Payment which relates to that Lender’s participation in the relevant Loan; and

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(iii)
if such Fallback Interest Payment is determined pursuant to paragraph (d) of Clause 10.1 (Unavailability of Term SOFR), the relevant Lenders and the Company of each applicable Central Bank Rate relating to the determination of that Fallback Interest Payment.
(c)
The Agent shall, promptly upon becoming aware of the occurrence of a Published Rate Replacement Event, notify the Company and the Lenders of that occurrence.
(d)
The Agent shall promptly notify the Company of each individual rate notified by a Lender to the Agent pursuant to paragraph (a)(ii) of Clause 10.3 (Market disruption (HK Dollars)).
9.
Interest Periods
9.1.
Selection of Interest Periods
(a)
An Obligor utilising a Loan (or the Company on behalf of that Obligor) shall select the Interest Period for that Loan in the Utilisation Request for that Loan.
(b)
Subject to this Clause 9:
(i)
for any Loan in US Dollars, the relevant Obligor (or the Company on behalf of that Obligor) may select an Interest Period of one, three or six Month(s); and
(ii)
for any Loan in HK Dollars, the relevant Obligor (or the Company on behalf of that Obligor) may select an Interest Period of one, two, three or six Month(s),

or, in each case, any other period agreed between that Obligor (or the Company on behalf of that Obligor) and the Agent (acting on the instructions of all the Lenders in relation to the relevant Loan).

(c)
An Interest Period for a Loan shall not, subject to Clause 32.3 (Extension of Commitments), extend beyond the Final Repayment Date.
(d)
Each Loan has one Interest Period only which shall start on the Utilisation Date of that Loan.
9.2.
Non-Business Days

If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

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10.
Changes to the Calculation of Interest
10.1.
Unavailability of Term SOFR
(a)
Interpolated Term SOFR: If Term SOFR is not available for the Interest Period of a Loan in US Dollars, the Term SOFR Reference Rate for such Interest Period shall be Interpolated Term SOFR for a period equal in length to the Interest Period of that Loan.
(b)
Historic Term SOFR: If paragraph (a) above applies but Interpolated Term SOFR is not available for the Interest Period of the relevant Loan, the Term SOFR Reference Rate for such Interest Period shall be Historic Term SOFR for a period equal in length to the Interest Period of that Loan.
(c)
Interpolated Historic Term SOFR: If paragraph (b) above applies but Historic Term SOFR is not available for the Interest Period of the relevant Loan, the Term SOFR Reference Rate for such Interest Period shall be Interpolated Historic Term SOFR for a period equal in length to the Interest Period of that Loan.
(d)
Central Bank Rate: If paragraph (c) above applies but Interpolated Historic Term SOFR is not available for the Interest Period of the relevant Loan, the Term SOFR Reference Rate for such Interest Period shall be the percentage rate per annum which is the arithmetic mean of the applicable Central Bank Rates for the days in the Interest Period of that Loan, provided that the Central Bank Rate applicable to the day falling five days prior to the last day of the relevant Interest Period shall be deemed to be the Central Bank Rate for the final five days of such Interest Period.
10.2.
Absence of quotations (HK Dollars)

Subject to Clause 10.3 (Market disruption (HK Dollars)), if HIBOR is to be determined by reference to the Reference Banks but a Reference Bank does not supply a quotation by noon on the Quotation Day, the applicable HIBOR shall be determined on the basis of the quotations of the remaining Reference Banks.

10.3.
Market disruption (HK Dollars)
(a)
Subject to any alternative basis agreed and consented to as contemplated by paragraphs (a) and (b) of Clause 10.4 (Alternative basis of interest or funding (HK Dollars)), if a Market Disruption Event occurs in relation to a Loan in HK Dollars for any Interest Period, then the rate of interest on each Lender’s participation in that Loan for that Interest Period shall be the percentage rate per annum which is the sum of:
(i)
the Margin; and
(ii)
the weighted average of the rates notified to the Agent by each Lender, as soon as practicable and in any event not later than five Business Days before interest is due to be paid in respect of that Interest Period (the Reporting Time), as the cost to that Lender of funding its participation in that Loan from whatever source(s) it may reasonably select.

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(b)
In this Agreement, Market Disruption Event means, at or about noon on the Quotation Day for the relevant Interest Period the Screen Rate is not available, it is not possible to calculate the Interpolated Screen Rate and none or only one of the Reference Banks supplies a rate to the Agent to determine HIBOR for HK Dollars for the relevant Interest Period.
(c)
If this Clause 10.3 applies but any Lender does not notify a rate to the Agent by the Reporting Time, the rate of interest shall be calculated on the basis of the rates notified by the remaining Lenders.
(d)
If a Market Disruption Event shall occur, the Agent shall promptly notify the Lenders and the Company thereof.
10.4.
Alternative basis of interest or funding (HK Dollars)
(a)
If a Market Disruption Event occurs and the Agent or the Company so requires, the Agent and the Company shall enter into negotiations (for a period of not more than thirty days) with a view to agreeing a substitute basis for determining the rate of interest.
(b)
Any alternative basis agreed pursuant to paragraph (a) above shall, with the prior consent of all the Lenders and the Company, be binding on all Parties.
(c)
For the avoidance of doubt, in the event that no substitute basis is agreed at the end of the thirty day period, the rate of interest shall continue to be determined in accordance with the terms of this Agreement.
10.5.
Break Costs (HK Dollars)
(a)
The relevant Obligor shall, within five (5) Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of a Loan or Unpaid Sum (in each case denominated in HK Dollars) being paid by that Obligor on a day other than the last day of an Interest Period for that Loan or Unpaid Sum.
(b)
Each Lender shall, together with its demands, provide a certificate confirming the amount and the basis of calculation of its Break Costs for any Interest Period in which they accrue.
11.
Fees
11.1.
Commitment fee
(a)
The Obligors shall pay to the Agent (for the account of each Lender) a fee in the Base Currency computed and accruing on a daily basis with effect from (but excluding) the date falling 45 days after the Fourth Restatement Effective Date (the Commitment Fee Commencement Date) at [REDACTED] per cent per annum on that Lender’s Available Commitment for the Availability Period at close of business (in Hong Kong) on each day of the Availability Period falling after the Commitment Fee Commencement Date (or, if any such day shall not be a Business Day, at such close of business on the immediately preceding Business Day).

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(b)
The accrued commitment fee is payable (but without double counting):
(i)
on the last day of each successive period of three Months which ends during the Availability Period commencing with the period of three Months starting on the Commitment Fee Commencement Date;
(ii)
on the last day of the Availability Period; and
(iii)
if a Lender’s Commitment is reduced to zero before the last day of the Availability Period, on the day on which such reduction to zero becomes effective.
(c)
No commitment fee is payable to the Agent (for the account of a Lender) on any Available Commitment of that Lender for any day on which that Lender is a Defaulting Lender.
11.2.
Upfront fee
(a)
The Company shall pay to each Original Mandated Lead Arranger an upfront fee in the amount and at the times agreed in a Fee Letter.
(b)
The Company shall pay to each Accordion Lender an upfront fee in the amount and at the times agreed in a Fee Letter.
11.3.
Agency fee

The Obligors shall pay to the Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter.

11.4.
Interest, commission and fees on Ancillary Facilities

The rate and time of payment of interest, commission, fees and any other remuneration in respect of each Ancillary Facility shall be determined by agreement between the relevant Ancillary Lender and the relevant Obligor of that Ancillary Facility based upon normal market rates and terms, provided that the margin applicable to the Ancillary Facility shall not be higher than the Margin.

12.
Tax Gross Up and Indemnities
12.1.
Tax definitions
(a)
In this Clause 12:

Domestic Lender means, in relation to an Obligor, a Lender that is lending through a Facility Office in, and is resident for tax purposes in, the jurisdiction of incorporation of that Obligor (the Relevant Tax Jurisdiction), provided that interest payments received through such Facility Office are included within the taxable profits of that Facility Office for the purpose of calculating that Lender’s taxable income in such jurisdiction.

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FATCA means:

(i)
sections 1471 to 1474 of the Code or any associated regulations or other official guidance;
(ii)
any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of paragraph (i) above; or
(iii)
any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (i) or (ii) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

FATCA Deduction means a deduction or withholding from a payment under a Finance Document required by FATCA.

Qualifying Lender means a Lender which is beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document and is, in relation to an Obligor, a Lender:

(i)
which is a Domestic Lender and to which any payment of interest on the Facility can be made to such Lender lending through a Facility Office in the Relevant Tax Jurisdiction without a Tax Deduction being imposed;
(ii)
which is a Treaty Lender; or
(iii)
to which any payment of interest on the Facility can be made without a Tax Deduction being imposed,

provided that, in each case, such Lender has completed and complied (and continues to comply) with any procedural requirements and complied (and continues to comply) with any legal and regulatory requirements required to be taken by that Lender in order to obtain the full benefit of all applicable taxation treaties and legislation or otherwise to establish its status as a Qualifying Lender such that payments of interest on the Facility can be made without a Tax Deduction being imposed.

Tax Credit means a credit against, relief or remission for, or repayment of any Tax.

Tax Deduction means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction.

Tax Payment means an increased payment made by the Obligors to a Finance Party under Clause 12.2 (Tax gross-up) or a payment under Clause 12.3 (Tax indemnity).

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Treaty Lender means, in relation to an Obligor, a Lender in respect of a Loan:

(i)
which is:
(A)
treated as resident (for the purposes of the appropriate double taxation agreement) in a jurisdiction having a double taxation agreement with the jurisdiction of incorporation of the relevant Obligor which makes provision for full exemption from Tax imposed by that jurisdiction on any payment under a Finance Document; and
(B)
entitled to the benefit of such double taxation agreement and consequently such full exemption; and
(ii)
which does not carry on business in the jurisdiction of incorporation of the relevant Obligor through a permanent establishment with which that Lender’s participation in that Loan is effectively connected.
(b)
Unless a contrary indication appears, in this Clause 12 a reference to determines or determined means a determination made in the absolute discretion of the person making the determination acting in good faith.
12.2.
Tax gross-up
(a)
All payments to be made by an Obligor to any Finance Party under the Finance Documents shall be made free and clear of and without any Tax Deduction unless such Obligor is required to make a Tax Deduction, in which case the sum payable by such Obligor (in respect of which such Tax Deduction is required to be made) shall, except as provided in paragraph (e) and (f) below, be increased to the extent necessary to ensure that such Finance Party receives a sum net of any deduction or withholding equal to the sum which it would have received had no such Tax Deduction been made or required to be made.
(b)
The Company shall promptly upon becoming aware that any Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Agent accordingly. Similarly, a Lender shall notify the Agent on becoming so aware in respect of a payment payable to that Lender. If the Agent receives such notification from a Lender it shall notify the Company and that Obligor.
(c)
If an Obligor is required to make a Tax Deduction, the Obligors shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.
(d)
Within thirty days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Agent for the Finance Party entitled to the

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payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.
(e)
A payment shall not be increased under paragraph (a) above by reason of a Tax Deduction, if on the date of which the payment falls due:
(i)
the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a Qualifying Lender, but on that date that Lender is not or has ceased to be a Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or double taxation agreement or any published practice or published concession of any relevant taxing authority; or
(ii)
the relevant Lender has not complied with its obligations under Clause 12.5 (Lender status confirmation);
(f)
No Obligor will be obliged to make a payment or any increased payment under paragraph (a) above with respect to a payment by it of a liability due for payment by another Obligor to the extent that, had the payment been made by that other Obligor, Tax would have been imposed on such payment for which that other Obligor would not have been obliged to make a payment or increased payment pursuant to paragraph (e) above.
(g)
If a Lender is not, or ceases to be, a Qualifying Lender it shall promptly notify the Company (copying the Agent). Without prejudice to the foregoing, each Lender shall promptly provide to the Company (copying the Agent):
(i)
a written confirmation that it is or, as the case may be, is not a Qualifying Lender; and
(ii)
such documents and other evidence as the Company may reasonably require to support any confirmation given pursuant to subparagraph (i) above.

Without prejudice to paragraph (b) of Clause 12.4 (Tax credit), until such time as a Lender has complied with any request pursuant to this paragraph (g), the Agent and each Obligor shall be entitled to treat such Lender as not being a Qualifying Lender for all purposes under the Finance Documents.

12.3.
Tax indemnity
(a)
Without prejudice to Clause 12.2 (Tax gross-up), if any Finance Party is required to make any payment of or on account of Tax on or in relation to any sum received or receivable under the Finance Documents (including any sum deemed for purposes of Tax to be received or receivable by such Finance Party whether or not actually received or receivable) or if any liability in respect of any such payment is asserted, imposed, levied or assessed against any Finance Party, the Obligors shall, within five (5)

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Business Days of demand of the Agent, promptly indemnify the Finance Party which suffers a loss or liability as a result against such payment or liability, together with any interest, penalties, costs and expenses payable or incurred in connection therewith, provided that this Clause 12.3 shall not apply:
(i)
to the extent a loss, liability or cost relates to a FATCA Deduction required to be made by a Party;
(ii)
to any Tax imposed on and calculated by reference to the net income actually received or receivable by such Finance Party (but, for the avoidance of doubt, not including any sum deemed for purposes of Tax to be received or receivable by such Finance Party but not actually receivable) by the jurisdiction in which such Finance Party is incorporated;
(iii)
to any Tax imposed on and calculated by reference to the net income of the Facility Office of such Finance Party actually received or receivable by such Finance Party (but, for the avoidance of doubt, not including any sum deemed for purposes of Tax to be received or receivable by such Finance Party but not actually receivable) by the jurisdiction in which its Facility Office is located;
(iv)
to the extent a loss, liability or cost is compensated for by an increased payment under Clause 12.2 (Tax gross-up) or would have been so compensated but for the operation of paragraph (e) or (f) of Clause 12.2 (Tax gross-up); or
(v)
is suffered or incurred by any Finance Party as a result of such Finance Party’s failure to comply with its obligations under Clause 12.5 (Lender status confirmation);
(vi)
to the extent a loss, liability or cost is suffered or incurred by a Lender and would not have been suffered or incurred if such Lender had been a Qualifying Lender at the relevant time (unless that Lender was not a Qualifying Lender at the relevant time as a result of a change in (or in the interpretation, administration or application of) any law or double taxation agreement or any published concessions of any relevant Tax authority, in each case after the date on which it became a Lender under this Agreement); or
(vii)
to the extent any Tax is not notified by the relevant Finance Party pursuant to paragraph (b) below within three (3) Months of the relevant Finance Party becoming aware of the relevant Tax.
(b)
A Finance Party intending to make a claim under paragraph (a) above shall notify the Agent of the event giving rise to the claim, whereupon the Agent shall notify the Company thereof.

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(c)
A Finance Party shall, on receiving a payment from the Obligors under this Clause 12.3, notify the Agent.
12.4.
Tax credit
(a)
If an Obligor makes a Tax Payment and the relevant Finance Party determines that:
(i)
a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and
(ii)
that Finance Party has obtained and utilised that Tax Credit,

the Finance Party shall pay an amount to the relevant Obligor which that Finance Party determines will leave it (after that payment) in no better and no worse position in respect of its worldwide tax liabilities than it would have been in had the Obligor not been required to make the Tax Payment.

(b)
If a Lender is not, or ceases to be, a Qualifying Lender, in the event that an Obligor pays an amount under Clause 12.2 (Tax gross-up) or Clause 12.3 (Tax indemnity) to such Lender prior to the date on which it is notified that such Lender is not, or has ceased to be, a Qualifying Lender in accordance with paragraph (a) of Clause 12.2 (Tax gross-up) (each a Relevant Tax Payment), that Lender shall immediately pay to the relevant Obligor such amount as that Obligor determines, acting reasonably and in good faith, will leave that Obligor in the same position as it would have been in if all Relevant Tax Payments (other than any Relevant Tax Payment which that Obligor was required by the terms of this Agreement to pay to such Lender notwithstanding that it was not a Qualifying Lender) had not been made by that Obligor.
12.5.
Lender status confirmation
(a)
Each Lender which becomes a Party as a Lender to this Agreement shall indicate:
(i)
in the case of any Fourth Restatement Effective Date Lender, in Part D (Fourth Restatement Effective Date Lenders) of Schedule 1 (The Lenders); and
(ii)
in the case of any other Lender, in the documentation which it executes on becoming a Party as a Lender,

which of the following categories it falls in:

(A)
not a Qualifying Lender; or
(B)
a Qualifying Lender (other than a Treaty Lender); or
(C)
a Treaty Lender.

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(b)
If a Lender fails to indicate its status in accordance with paragraph (a) above, that Lender shall be treated for the purposes of this Agreement (including by each Obligor) as if it is not a Qualifying Lender until such time as it notifies the Agent which category applies (and the Agent, upon receipt of such notification, shall inform the Company). For the avoidance of doubt, the documentation which a Lender executes on becoming a Party as a Lender shall not be invalidated by any failure of a Lender to comply with this Clause 12.5.
(c)
Each Lender shall promptly on becoming a Lender and from time to time thereafter submit such forms and documents, complete such procedural formalities or requirements and use all reasonable endeavours to take such other action, in each case, as may be necessary (at any time) for each Obligor to obtain and maintain authorisation (at all times) to make payment under this Agreement without having to make a Tax Deduction (or, where it is not legally possible to obtain authorisation to make payment without a Tax Deduction, with the smallest Tax Deduction permitted by law).
(d)
Each Lender which will become a Qualifying Lender only on completion of certain procedural requirements (whether to obtain the benefit of applicable Taxation treaties and legislation or otherwise) shall notify the Agent and the Company promptly on completion of all such formalities.
12.6.
Stamp taxes

The Obligors shall:

(a)
pay all stamp duty, registration and other similar Taxes payable in respect of any Finance Document, and
(b)
within five (5) Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to any stamp duty, registration or other similar Tax paid or payable in respect of any Finance Document.
12.7.
Indirect tax
(a)
All amounts set out or expressed in a Finance Document to be payable by any Party to a Finance Party shall be deemed to be exclusive of any Indirect Tax. If any Indirect Tax is chargeable on any supply made by any Finance Party to any Party in connection with a Finance Document, that Party shall pay to the Finance Party (in addition to and at the same time as paying the consideration) an amount equal to the amount of the Indirect Tax.
(b)
Where a Finance Document requires any Party to reimburse a Finance Party for any costs or expenses, that Party shall also at the same time pay and indemnify the Finance Party against all Indirect Tax incurred by that Finance Party in respect of the costs or expenses to the extent that the Finance Party reasonably determines that it is not entitled to credit or repayment in respect of the Indirect Tax.

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12.8.
FATCA Deduction
(a)
Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.
(b)
Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction) notify the Party to whom it is making the payment and, in addition, shall notify the Company, the Agent and the other Finance Parties.
13.
Increased Costs
13.1.
Increased costs
(a)
Subject to Clause 13.3 (Exceptions) the Obligors shall, within five (5) Business Days of a demand by the Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation by any governmental or regulatory authority or (ii) compliance with any law or regulation made after the date of this Agreement. The terms law and regulation in this paragraph (a) shall include any law or regulation concerning capital adequacy, prudential limits, liquidity, reserve assets or Tax.
(b)
In this Agreement:
(i)
Basel III means:
(A)
the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010, each as amended supplemented or restated; and
(B)
any further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III”; and

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(ii)
Increased Costs means:
(A)
a reduction in the rate of return from the Facility or on a Finance Party’s (or its Affiliate’s) overall capital (including as a result of any reduction in the rate of return on capital brought about by more capital being required to be allocated by such Finance Party);
(B)
an additional or increased cost; or
(C)
a reduction of any amount due and payable under any Finance Document,

which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to the undertaking, funding or performance by such Finance Party of any of its obligations under any Finance Document or any participation of such Finance Party in any Loan or Unpaid Sum.

13.2.
Increased cost claims
(a)
A Finance Party intending to make a claim pursuant to Clause 13.1 (Increased costs) shall notify the Agent of the event giving rise to the claim, following which the Agent shall promptly notify the Company.
(b)
Each Finance Party shall together with its demand provide a certificate confirming the amount and basis of calculation of its Increased Costs.
13.3.
Exceptions
(a)
Clause 13.1 (Increased costs) does not apply to the extent any Increased Cost is:
(i)
attributable to a Tax Deduction required by law to be made by an Obligor;
(ii)
compensated for by Clause 12.3 (Tax indemnity) (or would have been compensated for under Clause 12.3 (Tax indemnity) but was not so compensated solely because the exclusion in paragraph (a) of Clause 12.3 (Tax indemnity) applied);
(iii)
attributable to the breach by the relevant Finance Party or its Affiliates of any law or regulation or the negligence of any of them;
(iv)
attributable to the implementation or application of or compliance with the “International Convergence of Capital Measurement and Capital Standards, a Revised Framework” published by the Basel Committee on Banking Supervision in June 2004 in the form existing on the date of this Agreement (Basel II) or any other law or regulation which implements Basel II (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates);

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(v)
attributable to the implementation or application of or compliance with Basel III or any other law or regulation which implements Basel III (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates) but only to the extent the relevant Finance Party is required to implement, apply or comply with Basel III on the date on which it becomes a Party;
(vi)
attributable to a FATCA Deduction required to be made by a Party; or
(vii)
not notified to the Agent by the relevant Finance Party within three (3) Months of such Finance Party becoming aware of the Increased Cost in accordance with paragraph (a) of Clause 13.2 (Increased cost claims).
(b)
In this Clause 13.3 references to a FATCA Deduction or a Tax Deduction have the same meaning given to such terms in Clause 12.1 (Tax definitions).
14.
Mitigation by the Lenders
14.1.
Mitigation
(a)
Each Finance Party shall, in consultation with the Company, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 7.1 (Illegality), Clause 12 (Tax Gross Up and Indemnities) or Clause 13.1 (Increased costs), including (but not limited to):
(i)
providing such information as the Company may reasonably request in order to permit the Company to determine the Obligors’ entitlement to claim any exemption or other relief (whether pursuant to a double taxation treaty or otherwise) from any obligation to make a Tax Deduction; and
(ii)
in relation to any circumstances which arise following the date of this Agreement, transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.
(b)
Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents.
14.2.
Limitation of liability
(a)
The Obligors shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 14.1 (Mitigation).
(b)
A Finance Party is not obliged to take any steps under Clause 14.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might reasonably be expected to be prejudicial to it.

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14.3.
Conduct of business by the Finance Parties No provision of this Agreement will:
(a)
interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;
(b)
oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim;
(c)
oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax; or
(d)
oblige any Finance Party to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach of any applicable anti-money laundering, counter-terrorism financing, economic or trade Sanctions law or regulation.
15.
Other Indemnities
15.1.
Currency indemnity
(a)
If any sum due from an Obligor under the Finance Documents (a Sum), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the First Currency) in which that Sum is payable into another currency (the Second Currency) for the purpose of:
(i)
making or filing a claim or proof against that Obligor; or
(ii)
obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

the Obligors shall as an independent obligation, within five (5) Business Days of demand, indemnify each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)
Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.
15.2.
Other indemnities

The Obligors shall, within five (5) Business Days of demand, indemnify each Finance Party against any cost, loss or liability incurred by that Finance Party as a result of:

(a)
the occurrence of any Event of Default;

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(b)
any written information produced or approved by any Obligor in connection with the Finance Documents being or being alleged to be misleading and/or deceptive in any respect;
(c)
any enquiry, investigation, subpoena (or similar order) or litigation with respect to any Obligor or with respect to the transactions contemplated or financed under this Agreement;
(d)
a failure by an Obligor to pay any amount due under a Finance Document on its due date or in the relevant currency, including without limitation, any cost, loss or liability arising as a result of Clause 25 (Sharing among the Finance Parties);
(e)
funding, or making arrangements to fund, its participation in a Loan requested by an Obligor in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone); or
(f)
a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by an Obligor.
15.3.
Indemnity to the Agent
(a)
The Obligors shall promptly indemnify the Agent against any cost, loss or liability incurred by the Agent (acting reasonably) as a result of:
(i)
investigating any event which it reasonably believes is a Default; or
(ii)
acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised.
(b)
The indemnity to the Agent shall survive the termination or expiry of this Agreement and the resignation or replacement of the Agent.
16.
Costs and Expenses
16.1.
Transaction expenses

The Obligors shall, within five Business Days of demand, pay the Administrative Parties the amount of all reasonable costs and expenses (including legal fees of law firms approved by the Company and subject to any agreed caps) reasonably incurred by any of them in connection with the negotiation, preparation, printing and execution of:

(a)
this Agreement and any other Finance Documents referred to in it; and
(b)
any other Finance Documents executed after the date of this Agreement.

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16.2.
Amendment costs

If (a) an Obligor requests an amendment, waiver or consent or (b) an amendment is required pursuant to Clause 26.10 (Change of currency), the Obligors shall, within five Business Days of demand, reimburse the Agent for the amount of all reasonable costs and expenses (including legal fees of law firms approved by the Company and subject to any agreed caps) reasonably incurred by the Agent in responding to, evaluating, negotiating or complying with that request or requirement.

16.3.
Enforcement costs

The Obligors shall, within five Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

17.
Representations

Each Obligor makes the representations and warranties set out in this Clause 17 to each Finance Party in the manner and at the times set out in Clause 17.24 (Times when representations made) and to the extent that such representations and warranties set out in this Clause 17 are expressed to be given by that Obligor.

17.1.
Status
(a)
In respect of the Company only, it is an exempted company, duly incorporated, validly existing and in good standing under the laws of the Cayman Islands.
(b)
In respect of AGSL only, it is a limited liability company, duly incorporated and validly existing under the laws of Hong Kong.
(c)
In respect of AAX only, it is a limited liability company, duly incorporated and validly existing under the laws of Singapore.
(d)
In respect of any Obligor other than the Original Borrowers, it is a corporation, duly incorporated and validly existing under the laws of its jurisdiction of incorporation.
(e)
It and, in respect of the Company only, each of its Subsidiaries has the power to own its assets and carry on its business in all material respects as it is being conducted.
(f)
It is acting as principal for its own account and not as agent or trustee in any capacity on behalf of any person in relation to the Finance Documents.

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17.2.
Binding obligations

The obligations expressed to be assumed by it in each Finance Document are, subject to any general principles of law limiting its obligations which are generally applicable, legal, valid, binding and enforceable obligations.

17.3.
Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, the Finance Documents do not and will not conflict with:

(a)
any material law or regulation applicable to it;
(b)
its constitutional documents; or
(c)
any agreement or instrument binding upon it or any of its assets in a manner that might reasonably be expected to give rise to a Material Adverse Effect.
17.4.
Power and authority

It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Finance Documents to which it is a party and the transactions contemplated by those Finance Documents.

17.5.
Validity and admissibility in evidence

All Authorisations required:

(a)
to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party;
(b)
to make the Finance Documents to which it is a party admissible in evidence in its jurisdiction of incorporation; and
(c)
for it to carry on its business, and which are material,

have been obtained or effected and are in full force and effect (or, in each case, will be when required).

17.6.
Governing law and enforcement
(a)
The choice of English law as the governing law of the Finance Documents will be recognised and enforced in its Relevant Jurisdiction.
(b)
Any judgment obtained in England in relation to a Finance Documents will be recognised and enforced in its jurisdiction of incorporation.

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17.7.
Deduction of Tax

It is not required under the law applicable where it is incorporated or resident or at the address specified in this Agreement to make any deduction for or on account of Tax from any payment it may make under any Finance Document to a Lender which is a Qualifying Lender.

17.8.
No filing or stamp taxes

Under the law of its jurisdiction of incorporation it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents.

17.9.
No default
(a)
No Event of Default is continuing or could reasonably be expected to result from the making of any Utilisation.
(b)
No other event or circumstance is outstanding which constitutes a default under any other agreement or instrument which is binding on it or, in respect of the Company only, any of its Subsidiaries or to which its (or, in respect of the Company only, any of its Subsidiaries’) assets are subject which has or could reasonably be expected to have a Material Adverse Effect.
17.10.
No misleading information

Save as disclosed in writing to the Agent on or prior to the date on which such information is provided, all written information provided by it and, in respect of the Company only, any Group Member to the Agent after the date of this Agreement was true and accurate in all material respects as at the date it was provided and was not misleading in any material respect as at such date.

17.11.
Financial statements
(a)
The Company represents and warrants that its financial statements most recently supplied to the Agent or otherwise made available to the public (which, at the date of this Agreement, are the Original Financial Statements) were prepared in accordance with the Accounting Principles consistently applied save to the extent expressly disclosed in such financial statements.
(b)
The Company represents and warrants that its financial statements most recently supplied to the Agent or otherwise made available to the public (which, at the date of this Agreement, are the Original Financial Statements) give a true and fair view of (if audited) or fairly represent (if unaudited) its consolidated financial condition and operations as at the end of and for the relevant financial year save to the extent expressly disclosed in such financial statements.

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(c)
The Company represents and warrants that, save as disclosed in writing to the Agent or otherwise made available to the public, there has been no material adverse change in its business or financial condition (or the business or consolidated financial condition of the Group) since 31 March 2025.
17.12.
Pari passu ranking

Its payment obligations under the Finance Documents rank at least pari passu with the claims of all of its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

17.13.
No proceedings pending or threatened

The Company represents and warrants that no litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which might reasonably be expected to be adversely determined and, if adversely determined, might reasonably be expected to have a Material Adverse Effect have (to the best of its knowledge and belief) been started or threatened against it or any of its Subsidiaries.

17.14.
Taxation
(a)
The Company represents and warrants that it is not (and none of its Subsidiaries is) overdue (taking into account any extension or grace period) in the payment of any material amount in respect of Tax, in each case save to the extent that (i) such payment is being contested in good faith; and (ii) it has maintained adequate reserves for those Taxes.
(b)
The Company represents and warrants that no claim or investigations are being, or to the actual knowledge of the Company, are reasonably likely to be, made or conducted against it (or any of its Subsidiaries) with respect to Taxes which would have or are reasonably likely to have a Material Adverse Effect.
(c)
The Company represents and warrants that it is resident for tax purposes only in the jurisdiction of its incorporation.
17.15.
No insolvency

The Company represents and warrants that no event as described in Clause 20.5 (Involuntary proceedings) or Clause 20.6 (Voluntary proceedings) is continuing in relation to it or any Significant Subsidiary.

17.16.
Intellectual Property
(a)
The Company represents and warrants that it, or another Group Member, is the legal and beneficial owner of or has licensed to it all the material Intellectual Property which is required in order to carry on the business of the Group as it is currently being conducted.

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(b)
The Company represents and warrants that it does not (nor does any of its Subsidiaries), in carrying on its businesses, infringe any Intellectual Property of any third party in any respect which has or is reasonably likely to have a Material Adverse Effect.
(c)
The Company represents and warrants that all formal or procedural actions (including payment of fees) required to maintain any Intellectual Property owned by it or any of its Subsidiaries have been taken, except to the extent failure to take such actions does not or is not reasonably likely to have a Material Adverse Effect.
17.17.
Immunity
(a)
The Company represents and warrants that the entry into by it of each Finance Document constitutes, and the exercise by it of its rights and performance of its obligations under each Finance Document will constitute, private and commercial acts performed for private and commercial purposes.
(b)
The Company represents and warrants that it will not be entitled to claim immunity from suit, execution, attachment or other legal process in any proceedings taken in its Relevant Jurisdiction in relation to any Finance Documents.
17.18.
Authorised signatures

Any person who (i) is specified as its authorised signatory under Schedule 2 (Conditions Precedent) or in a subsequent certificate signed by its director or company secretary and delivered to the Agent and (ii) signs Utilisation Requests or other notices on its behalf is authorised to do so.

17.19.
Good title to assets

It and, in respect of the Company only, each of its Subsidiaries has a good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorisations to use, the assets necessary to carry on its business as from time to time conducted the absence of which would have a Material Adverse Effect.

17.20.
Bribery, Anti-corruption
(a)
The Company represents and warrants that, to the actual knowledge of Management, the business of the Group is carried on in all material respects in compliance with all, and no Group Member or any of their directors, officers, agents (solely in their capacity as agents under, and in compliance with, a written contract with that Group Member), affiliates or employees acts in breach of any, applicable laws relating to bribery and anti-corruption, including without limitation the UK Bribery Act 2010 and the United States Foreign Corrupt Practices Act of 1977 or any similar laws, rules or regulations issued, administered or enforced by any government or governmental authority having jurisdiction over it.

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(b)
There are in place appropriate policies and procedures designed to promote and achieve compliance with all such applicable laws by it, and in respect of the Company only, by each Group Member and its directors, officers and employees.
17.21.
Sanctions
(a)
The Company represents and warrants that, to the Company’s best knowledge, the business of the Company and the Controlled Entities is, as at the Fourth Restatement Effective Date, carried on in compliance with all applicable Sanctions, and the Company and the Controlled Entities have instituted and maintained policies and procedures designed to promote and achieve material compliance with applicable Sanctions in all respects.
(b)
The Company represents and warrants that none of the Company or any Controlled Entity or, to the Company’s best knowledge, any of its or their directors, officers, agents (solely in their capacity as agents under, and in compliance with, a written contract with that Group Member), affiliates, representative or employees is a person or entity (Person), that is, or is owned or controlled by a Person that is, currently the subject of any Sanctions (including the designation as a Specially Designated National or Blocked Person), and neither the Company nor any Controlled Entity is located, organised or resident in a country or territory that is the subject of any Sanctions (including, without limitation, Cuba, Iran, North Korea, Crimea, Syria and the so-called Donetsk People’s Republic and so-called Luhansk People’s Republic regions of Ukraine).
17.22.
Money Laundering
(a)
The Company represents and warrants that, to the actual knowledge of Management, after due and reasonable enquiry, no Group Member engages in Money Laundering or acts in breach of any applicable laws or regulations relating to Money Laundering issued, administered or enforced by any Governmental Agency having jurisdiction over it.
(b)
There are in place appropriate policies and procedures designed to promote and achieve compliance by it and, in respect of the Company only, by each Group Member with all applicable laws or regulations relating to Money Laundering.
17.23.
Dividends repatriation

The Company represents and warrants that there is no contractual restriction for any Significant Subsidiary incorporated in the PRC which is a WFOE to pay dividends out of its Distributable Reserves, or to make any distribution to any of its shareholders or holders of any equity interest in it (in each case, subject to any generally applicable administrative and legal restrictions).

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17.24.
Times when representations made
(a)
All the representations and warranties in this Clause 17 are made by the Company on the date of this Agreement, the Second Restatement Effective Date, the Third Restatement Effective Date, Repricing Effective Date and the Fourth Restatement Effective Date.
(b)
All the representations and warranties in this Clause 17 (other than any representation which is expressed to be given by the Company only) are made by each of AGSL and AAX on the Fourth Restatement Effective Date.
(c)
The Repeating Representations (other than any Repeating Representation which is expressed to be given by the Company only) are made by each Additional Borrower in respect of itself only on the day on which it becomes (or it is proposed that it becomes) an Additional Borrower.
(d)
The Repeating Representations (to the extent such Repeating Representations are expressed to be given by the relevant Obligor) are deemed to be made by each Obligor (in the case of AGSL, AAX and any Additional Borrower, in respect of itself only) on the date of each Utilisation Request and the first day of each Interest Period.
(e)
Each representation or warranty deemed to be made after the date of this Agreement shall, except where the contrary is indicated, be deemed to be made by reference to the facts and circumstances existing at the date the representation or warranty is deemed to be made.
18.
Information Undertakings

The undertakings in this Clause 18 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

18.1.
Financial statements

In the event that the Company’s financial statements cease to be publicly available, the Company shall supply to the Agent:

(a)
as soon as they become available but in any event within 120 days after the end of each of its financial years, its audited consolidated financial statements for that financial year; and
(b)
as soon as they become available but in any event within 60 days after the end of the first half of each of its financial years, its unaudited consolidated financial statements for that financial half year.
18.2.
Compliance Certificate

The Company shall supply to the Agent:

(a)
annually, within 120 days after the end of each fiscal year of the Company; and

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(b)
upon written request by the Agent, within 14 days of such request,

a brief certificate from the principal execution officer, principal financial officer, principal account officer or treasurer as to his or her knowledge of the Company’s compliance with all conditions and covenants under the Finance Documents (which compliance shall be determined without regarding to any period of grace or requirement of notice provided under the Finance Documents), specifying if any Default has occurred and, in the event that any Default has occurred, specifying each such Default and the nature and status thereof of which such person may have knowledge.

18.3.
Notification of default

Each Obligor shall deliver to the Agent promptly and in any event within 30 calendar days after becoming aware of the occurrence of any Event of Default or any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default, an Officer’s Certificate setting out the details of such Event of Default or Default and the action which that Obligor or the Company proposes to take with respect thereto (unless that Obligor is aware that a notification has already been provided by another Obligor).

18.4.
“Know your customer” checks
(a)
Each Obligor shall promptly upon the request of the Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender (including for any Lender on behalf of any prospective new Lender)) in order for the Agent, such Lender or any prospective new Lender to conduct any “know your customer” or other similar procedures under applicable laws and regulations.
(b)
Each Lender shall promptly upon the request of the Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself) in order for the Agent to conduct any “know your customer” or other similar procedures under applicable laws and regulations.
(c)
The Company shall, by not less than 10 Business Days’ prior written notice to the Agent, notify the Agent (which shall promptly notify the Lenders) of its intention to request that one of its Subsidiaries becomes an Additional Borrower pursuant to Clause 22 (Changes to the Obligors).
(d)
Following the giving of any notice pursuant to paragraph (c) above, if the accession of such Additional Borrower obliges the Agent or any Lender to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, the Company shall promptly upon the request of the Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender) or any Lender (for itself or on behalf of any prospective new Lender) in order

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for the Agent or such Lender or any prospective new Lender to carry out and be satisfied it has complied with all “know your customer” and other similar checks that it is required (or deems desirable) to conduct pursuant to the accession of such Subsidiary to this Agreement as an Additional Borrower.

19.
General Undertakings

The undertakings in this Clause 19 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

19.1.
Pari passu ranking

Each Obligor shall ensure that its payment obligations under the Finance Documents rank and continue to rank at least pari passu with the claims of all of its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

19.2.
Negative pledge
(a)
No Obligor shall create or have outstanding (and the Company shall ensure that none of the Significant Subsidiaries will create or have outstanding) any Security upon the whole or any part of their respective present or future assets securing any Relevant Indebtedness, or create or have outstanding any guarantee or indemnity in respect of any Relevant Indebtedness of that Obligor or, in respect of the Company, either of the Company or of any of the Significant Subsidiaries, without:
(i)
at the same time or prior thereto securing or guaranteeing the liabilities of the Obligors under the Finance Documents equally and rateably therewith; or
(ii)
providing such other Security or guarantee for the Facility as shall be approved by the Majority Lenders.
(b)
Paragraph (a) above does not apply to:
(i)
any Security, guarantee or indemnity arising or already arisen automatically by operation of law which is timely discharged or disputed in good faith by appropriate proceedings;
(ii)
any Security, guarantee or indemnity in respect of the obligations of any person which becomes a Significant Subsidiary or which merges with or into an Obligor or a Significant Subsidiary after the date of the Indenture which is in existence at the date on which it becomes a Significant Subsidiary or merges with or into an Obligor or a Significant Subsidiary;

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(iii)
any Security, guarantee or indemnity created or outstanding in favour of an Obligor or any Security, guarantee or indemnity created by any of the Controlled Entities of the Company in favour of any of the Company’s other Controlled Entities;
(iv)
any Security, guarantee or indemnity in respect of Relevant Indebtedness of an Obligor or a Significant Subsidiary with respect to which such Obligor or Significant Subsidiary has paid money or deposited money or securities with a paying agent, trustee or depository to pay or discharge in full the obligations of such Obligor or Significant Subsidiary in respect thereof (other than the obligation that such money or securities so paid or deposited, and the proceeds therefrom, be sufficient to pay or discharge such obligations in full);
(v)
any Security, guarantee or indemnity created in connection with Relevant Indebtedness of any Obligor or Significant Subsidiary denominated in Chinese Renminbi and initially offered, marketed or issued primarily to persons resident in the PRC;
(vi)
any Security, guarantee or indemnity created in connection with an acquisition of assets or a project financed with, or created to secure, Non-recourse Obligations; or
(vii)
any Security, guarantee or indemnity arising out of the refinancing, extension, renewal or refunding of any Relevant Indebtedness secured by any Security or guaranteed by any guarantee or indemnity permitted by paragraphs (ii), (v), (vi) or this paragraph (vii); provided that such Relevant Indebtedness is not increased beyond the principal amount thereof (together with the costs of such refinancing, extension, renewal or refunding, including any accrued interest and prepayment premiums or consent fees) and is not secured by any additional property or assets.
19.3.
Merger, consolidation and sale of assets

No Obligor shall consolidate with or merge into any other person in a transaction in which the Obligor is not the surviving entity, or convey, transfer or lease its properties and assets substantially as an entirety to any person unless:

(a)
any person formed by such consolidation or into or with which that Obligor is merged or to whom that Obligor has conveyed, transferred or leased its properties and assets substantially as an entirety is a corporation, partnership, trust or other entity validly existing under the laws of the British Virgin Islands, the Cayman Islands, Singapore, the PRC or Hong Kong and such person expressly assumes, by an accession deed in form and substance reasonably satisfactory to the Lenders, all of that Obligor’s obligations under the Finance Documents, including the obligations under Clause 12 (Tax Gross Up and Indemnities);

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(b)
immediately after given effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and
(c)
that Obligor shall have delivered to the Agent an Officer’s Certificate and an opinion of independent legal firm of internationally recognised standing that is reasonably acceptable to the Agent, each stating that such consolidation, merger, conveyance, transfer or lease and the accession deed referred in paragraph (a) above comply with the Finance Documents and that all conditions precedent therein provided for relating to such transaction have been complied with.
19.4.
Sanctions
(a)
No Obligor shall use any of the funds advanced under this Agreement directly or indirectly or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person in any manner that will result in a violation of Sanctions by any person (including any Finance Party).
(b)
The Company shall, and shall ensure that each Controlled Entity will, institute and maintain policies and procedures designed to promote and achieve material compliance with applicable Sanctions in all respects.
19.5.
Anti-corruption

No Obligor shall, and the Company shall procure that no Group Member will, directly or indirectly use the proceeds of the Facility in a manner, or lend, contribute or otherwise make available such proceeds to any subsidiary, affiliate, joint venture partner or other person or entity for the purpose of financing or facilitating any activity, that would violate applicable anti-corruption laws and regulations including without limitation to the extent applicable the UK Bribery Act 2010 and the United States Foreign Corrupt Practices Act of 1977.

19.6.
Anti-money laundering

Each Obligor will, and the Company will procure that the Group will, at all times have in place appropriate procedures and policies designed to promote and achieve compliance by that Obligor (and, in respect of the Company only, by the Group Members) with all applicable laws and regulations relating to Money Laundering.

20.
Events of Default

Each of the events or circumstances set out in the following sub-clauses of this Clause 20 (other than Clause 20.8 (Acceleration)) is an Event of Default.

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20.1.
Non-payment of principal amount

The Obligors fail to pay the principal amount in respect of the Facility when due and payable (whether at the Final Repayment Date or upon acceleration or otherwise), unless its failure to pay is caused by:

(a)
administrative or technical error; or
(b)
a Disruption Event,

and payment is made within five Business Days of its due date.

20.2.
Non-payment of interest

The Obligors fail to pay interest in respect of any Loan on or prior to 30 days after such interest becomes due and payable.

20.3.
Default under Clause 19.3 (Merger, consolidation and sale of assets)

An Obligor defaults in the performance of or breaches its obligations under Clause

19.3 (Merger, consolidation and sale of assets).

20.4.
Other obligations

An Obligor defaults in the performance of or breaches any provision of the Finance Documents (other than a default specified in Clauses 20.1 (Non-payment of principal amount), 20.2 (Non-payment of interest) or 20.3 (Default under Clause 19.3 (Merger, consolidation and sale of assets))) and such default or breach continues for a period of 30 consecutive days after written notice by the Agent.

20.5.
Involuntary proceedings

A court having jurisdiction enters in the premises of:

(a)
a decree or order for relief in respect of an Obligor or any of the Significant Subsidiaries in an involuntary case or proceeding under any applicable bankruptcy, insolvency or other similar law; or
(b)
a decree or order adjudging an Obligor or any of the Significant Subsidiaries bankrupt or insolvent, or approving as final and non-appealable a petition seeking reorganisation, arrangement, adjustment, or composition of or in respect of an Obligor or any of the Significant Subsidiaries under any applicable bankruptcy, insolvency or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of such Obligor or any of the Significant Subsidiaries or of any substantial part of its or their respective property, or ordering the winding up or liquidation of their respective affairs (or any similar relief granted under any foreign laws),

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and in any such case the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive calendar days.

20.6.
Voluntary proceedings

An Obligor or any of the Significant Subsidiaries:

(a)
commence a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent; or
(b)
consent to the entry of a decree or order for relief in respect of any Obligor or Significant Subsidiary in an involuntary case or proceeding under any applicable bankruptcy, insolvency or other similar law or the commencement of any bankruptcy or insolvency case or proceeding against any Obligor or Significant Subsidiary; or
(c)
file a petition or answer or consent seeking reorganisation or relief with respect to any Obligor or Significant Subsidiary under any applicable bankruptcy, insolvency or other similar law, or consent to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of any Obligor or Significant Subsidiary or of any substantial part of its or their respective property pursuant to any such law; or
(d)
make a general assignment for the benefit of creditors in respect of any indebtedness as a result of an inability to pay such indebtedness as it becomes due, or admit in writing of its inability to pay debts generally as they become due, or take corporate action that resolves to commence any such action.
20.7.
Illegality

Any obligation of any Obligor under the Finance Documents or any Finance Document is or becomes or is claimed by such Obligor to be unenforceable, invalid or ceases to be in full force and effect otherwise than is permitted by the terms of this Agreement.

20.8.
Acceleration

At any time while an Event of Default is continuing the Agent may, and shall if so directed by a Lender or Lenders whose Commitments aggregate more than 66⅔ per cent of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 66⅔ per cent of the Total Commitments immediately prior to the reduction), by notice to the Company:

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(a)
without prejudice to the participations of any Lenders in any Loans then outstanding:
(i)
cancel the Total Commitments (and reduce them to zero), whereupon they shall immediately be cancelled (and reduced to zero); or
(ii)
cancel any part of any Commitment (including Ancillary Commitment) (and reduce such Commitment accordingly), whereupon the relevant part shall immediately be cancelled (and the relevant Commitment shall be immediately reduced accordingly); and/or
(b)
declare that all or part of the Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable; and/or
(c)
declare that all or part of the Loans be payable on demand, whereupon they shall immediately become payable on demand by the Agent on the instructions of the Majority Lenders; and/or
(d)
declare that all or part of the amounts outstanding under the Ancillary Facilities be immediately due and payable, whereupon they shall become immediately due and payable; and/or
(e)
declare that all or part of the amounts outstanding under the Ancillary Facilities be payable on demand, whereupon they shall immediately become payable on demand by the Agent on the instructions of the Majority Lenders.
21.
Changes to the Lenders
21.1.
Transfers by the Lenders
(a)
Subject to this Clause 21, a Lender (the Existing Lender) may:
(i)
transfer by novation any of its rights and obligations, under the Finance Documents to another bank or financial institution (the New Lender); and
(ii)
sub-participate any of its rights and/or obligations under this Agreement.
(b)
Subject to Clause 21.9 (Security over Lenders’ rights), an Existing Lender shall not be permitted to assign any of its rights under the Finance Documents.
21.2.
Conditions of transfer or sub-participation
(a)
Subject to paragraph (b) below, the prior written consent of the Company is required for any transfer or sub-participation by an Existing Lender.

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(b)
The prior written consent of the Company (or any Obligor) is not required for a transfer by an Existing Lender if the relevant transfer is:
(i)
to another Lender or an Affiliate of a Lender; or
(ii)
made at a time when an Event of Default is continuing,

unless such transfer is to a Prohibited Transferee, in which case consent of the Company will be required in accordance with paragraph (a) above.

(c)
Any transfer of a Lender’s rights or obligations under the Finance Documents must be in a minimum amount of US$25,000,000 (and following any such transfer by a Lender, unless that Lender has transferred all of its rights and obligations under the Finance Documents, that Lender must retain rights and obligations in a minimum amount of US$25,000,000) or, in each case, such lower amount with the consent of the Company.
(d)
A transfer will be effective only if the procedure set out in Clause 21.5 (Procedure for transfer) is complied with.
(e)
If:
(i)
a Lender transfers any of its rights and obligations under the Finance Documents or changes its Facility Office; and
(ii)
as a result of circumstances existing at the date the transfer occurs, the Obligors would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 12 (Tax Gross Up and Indemnities) or Clause 13 (Increased Costs),

then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the transfer had not occurred.

(f)
Each New Lender, by executing the relevant Transfer Certificate, confirms, for the avoidance of doubt, that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender.
(g)
The right of any Lender to make transfers and enter into sub-participations as provided by this Clause 21 is in any event subject to that Lender procuring that Confidentiality Undertakings are entered into and delivered to the Company as provided by Clause 23 (Disclosure of Information).

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21.3.
Transfer fee

Unless the Agent otherwise agrees and excluding any transfer to an Affiliate of a Lender, the New Lender shall, on the date upon which a transfer takes effect, pay to the Agent (for its own account) a fee of US$2,500.

21.4.
Limitation of responsibility of Existing Lenders
(a)
Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:
(i)
the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents;
(ii)
the financial condition of any Obligor;
(iii)
the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or
(iv)
the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document,

and any representations or warranties implied by law are excluded.

(b)
Each New Lender confirms to the Existing Lender and the other Finance Parties that it:
(i)
has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and
(ii)
will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.
(c)
Nothing in any Finance Document obliges an Existing Lender to:
(i)
accept a re-transfer from a New Lender of any of the rights and obligations transferred under this Clause 21; or
(ii)
support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.

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21.5.
Procedure for transfer
(a)
Subject to the conditions set out in Clause 21.2 (Conditions of transfer or sub-participation) a transfer is effected in accordance with paragraph (c) below when the Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.
(b)
The Agent shall not be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender unless it is satisfied that it has completed all “know your customer” and other similar procedures that it is required (or deems desirable) to conduct in relation to the transfer to such New Lender.
(c)
Subject to Clause 21.10 (Pro-rata interest settlement), on the Transfer Date:
(i)
to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents, each of the Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another under the Finance Documents shall be cancelled (being the Discharged Rights and Obligations);
(ii)
each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;
(iii)
the Agent, the Arrangers, the New Lender, the other Lenders and any relevant Ancillary Lender shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agent, the Arrangers, any relevant Ancillary Lender and the Existing Lender shall each be released from further obligations to each other under this Agreement; and
(iv)
the New Lender shall become a Party as a “Lender”.
(d)
The procedure set out in this Clause 21.5 shall not apply to any right or obligation under any Finance Document (other than this Agreement) if and to the extent its terms, or any laws or regulations applicable thereto, provide for or require a different means of transfer of such right or obligation or prohibit or restrict any transfer of such right or obligation, unless such

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prohibition or restriction shall not be applicable to the relevant transfer or each condition of any applicable restriction shall have been satisfied.
21.6.
Copy of Transfer Certificate or Increase Confirmation to Company

The Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate or an Increase Confirmation, send to the Company a copy of that Transfer Certificate or Increase Confirmation.

21.7.
Existing consents and waivers

A New Lender shall be bound by any consent, waiver, election or decision given or made by the relevant Existing Lender under or pursuant to any Finance Document prior to the coming into effect of the relevant transfer to such New Lender.

21.8.
Exclusion of Agent’s liability

In relation to any transfer pursuant to this Clause 21, each Party acknowledges and agrees that the Agent shall not be obliged to enquire as to the accuracy of any representation or warranty made by a New Lender in respect of its eligibility as a Lender.

21.9.
Security over Lenders’ rights

In addition to the other rights provided to Lenders under this Clause 21, each Lender may without consulting with or obtaining consent from any Obligor at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender to a federal reserve or central bank (including, without limitation, any charge, assignment or other Security), except that no such charge, assignment or Security shall:

(a)
release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or
(b)
require any payments to be made by the Obligors other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.

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21.10.
Pro-rata interest settlement

If the Agent has notified the Lenders and the Company (which it shall be under no obligation to do) that it is able to distribute interest payments on a “pro rata basis” to Existing Lenders and New Lenders then (in respect of any transfer pursuant to Clause 21.5 (Procedure for transfer) the Transfer Date of which is after the date of such notification and is not on the last day of an Interest Period):

(a)
any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date (Accrued Amounts) and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period (or, if the Interest Period is longer than six Months, on the next of the dates which falls at six Monthly intervals after the first day of that Interest Period); and
(b)
the rights transferred by the Existing Lender will not include the right to the Accrued Amounts, so that, for the avoidance of doubt:
(i)
when the Accrued Amounts become payable, those Accrued Amounts will be payable to the Existing Lender; and
(ii)
the amount payable to the New Lender on that date will be the amount which would, but for the application of this Clause 21.10, have been payable to it on that date, but after deduction of the Accrued Amounts.
22.
Changes to the Obligors
22.1.
Assignment and transfer by the Obligors

No Obligor may assign or transfer any of its rights or obligations under any Finance Document, except with the prior written consent of all the Lenders.

22.2.
Additional Borrowers
(a)
Subject to compliance with the provisions of paragraphs (c) and (d) of Clause 18.4 (“Know your customer” checks), the Company may request that any of its Subsidiaries becomes an Additional Borrower. That Subsidiary shall become an Additional Borrower if:
(i)
that Subsidiary is:
(A)
incorporated in the Cayman Islands, the British Virgin Islands, Hong Kong or Singapore; or
(B)
incorporated in any other jurisdiction and the Agent (acting on the instruction of the Majority Lenders (acting reasonably)) approves the addition of that Subsidiary as an Additional Borrower;

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(ii)
the Company delivers to the Agent a duly completed and executed Accession Letter;
(iii)
the Company confirms that no Default is continuing or would occur as a result of that Subsidiary becoming an Additional Borrower; and
(iv)
the Agent has received all of the documents and other evidence listed in Part B (Conditions Precedent Required to be Delivered by an Additional Borrower) of Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Agent (acting reasonably).
(b)
The Agent shall notify the Company and the Lenders promptly upon being so satisfied under paragraph (a)(iv) above.
(c)
Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification in paragraph (b) above, the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.
22.3.
Resignation of an Obligor
(a)
The Company may request that an Obligor (other than the Company) ceases to be an Obligor by delivering to the Agent a Resignation Letter.
(b)
The Agent shall accept a Resignation Letter and notify the Company and the Lenders of its acceptance if:
(i)
no Default is continuing or would result from the acceptance of the Resignation Letter (and the Company has confirmed this is the case); and
(ii)
no payment is due from, and there are no outstanding Loans which are drawn by, the relevant Obligor,

whereupon that company shall cease to be an Obligor and shall have no further rights or obligations under the Finance Documents.

22.4.
Repetition of Representations

Delivery of an Accession Letter constitutes confirmation by the relevant Group Member that the Repeating Representations are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.

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23.
Disclosure of Information
23.1.
Obligation to keep information confidential
(a)
Each Finance Party must keep confidential all information relating to any Obligor, the Group, the Finance Documents or the Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or the Facility from either (i) any Group Member or any of its advisers; or (ii) another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any Group Member or any of its advisers (regardless of the form such information takes, and including information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information) and shall not use any such information except in connection with the Finance Documents and the Facility.
(b)
However, a Finance Party is entitled to disclose information referred to in paragraph (a) above:
(i)
if such information is publicly available, other than as a direct or indirect result of a breach by that Finance Party of, or action by its Affiliates that is contrary to the provisions of, this Clause 23.1;
(ii)
if required to do so in connection with any legal, arbitration or regulatory proceedings or procedure;
(iii)
if required to do so under any applicable law or regulation;
(iv)
if required or requested to do so by any governmental, banking, taxation or other regulatory authority;
(v)
to its professional advisers and any other person providing services to it (including, without limitation, any provider of administrative or settlement services, external auditors, insurers and insurance brokers) (or its or their sub-contractor) provided that such person is under a duty of confidentiality, contractual or otherwise, to that Finance Party;
(vi)
to its officers, employees, directors and agents on a need-to-know basis provided that such person is under a duty of confidentiality, contractual or otherwise, to that Finance Party;
(vii)
to the head office, branches, representative offices, Subsidiaries, related corporations or Affiliate of any Finance Party (each a Finance Party Related Party) and each Finance Party Related Party shall be permitted to disclose information as if it were a Finance Party;

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(viii)
to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 21.9 (Security over Lender’s rights);
(ix)
to any other Finance Party;
(x)
to any person permitted in writing by the Company;
(xi)
to an Obligor; or
(xii)
to the International Swaps and Derivatives Association, Inc. (ISDA) or any Credit Derivatives Determination Committee or sub-committee of ISDA where such disclosure is required by them in order to determine whether the obligations under the Finance Documents will be, or in order for the obligations under the Finance Documents to become, deliverable under a credit derivative transaction or other credit linked transaction which incorporates the 2009 ISDA Credit Derivatives Determinations Committees and Auction Settlement Supplement or other provisions substantially equivalent thereto.
(c)
A Finance Party may disclose to an Affiliate or any potential transferee or Participant to which a transfer or sub-participation is not expressly prohibited under Clause 21 (Changes to the Lenders) but for the avoidance of doubt not to an Industrial Competitor:
(i)
a copy of any Finance Document; and
(ii)
any information which that Finance Party has acquired under or in connection with any Finance Document.

However, before a potential transferee or Participant may receive any confidential information, it must execute in favour of the relevant Finance Party a Confidentiality Undertaking and deliver a copy of the same to the Company. A Participant may itself disclose the documents and information referred to in sub-paragraphs (i) and (ii) above to an Affiliate or any person with whom it may enter, or has entered into, any kind of transfer of an economic or other interest in, or related to, this Agreement so long as the relevant Affiliate or transferee executes in favour of the relevant potential transferee or Participant a Confidentiality Undertaking and delivers a copy of the same to the Company.

This Clause 23.1 supersedes any previous agreement relating to the confidentiality of such information.

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23.2.
Relevant information

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each of the Lenders accepts and acknowledges that:

(a)
some or all of the information (including, without limitations, financial projections and/or other financial data) that has or may be provided to the Lenders (through the Agent or otherwise) is or may constitute relevant information in relation to the Company (the Price Sensitive Information) and that the use of such information may be regulated or prohibited by applicable laws and regulations relating to, among other things, insider dealing and/or market abuse;
(b)
upon possession of the Price Sensitive Information, a Lender may be prohibited or restricted under the applicable laws and regulations from, among other things, dealing in or counselling or procuring another person to deal in the listed securities of the Company or its derivatives, or the listed securities of a related corporation of the Company or its derivatives, or otherwise from using or disclosing the Price Sensitive Information;
(c)
none of the Agent nor the Arrangers will be liable for any action taken by it under or in connection with distributing the information provided that where it is required to act on the instructions of any Lender or Lenders, the Agent may ask for a confirmation or certificate (in form and substance satisfactory to the Agent) confirming that the instructing Lender or Lenders is or are not in possession of any Price Sensitive Information and that it is or they are not instructing the Agent, to act as a consequence of being in possession of any Price Sensitive Information; and
(d)
any information received under or in connection with the Finance Documents shall not be used for any unlawful purpose, and each Lender shall make an independent evaluation of, and ensure its compliance with, any legal and regulatory restrictions on the use and/or disclosure of such information.
23.3.
Individual Data

In respect of any data or information (including, without limitation, data covered by banking secrecy and/or personal data laws) regarding an individual (including, without limitation, any employees of any Obligor or its Affiliates) (Individual Data) provided to any Finance Party, such Obligor represents and warrants that it has obtained each relevant individual’s prior consent to the collection, use, disclosure and processing of his/her Individual Data by the Finance Parties, and that such Individual Data is true, accurate and complete in all material respects.

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24.
Role of the Administrative Parties
24.1.
Appointment of the Agent
(a)
Each of the other Finance Parties appoints the Agent to act as its agent under and in connection with the Finance Documents.
(b)
Each of the other Finance Parties authorises the Agent to exercise the rights, powers, authorities and discretions specifically given to the Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.
24.2.
Duties of the Agent
(a)
Subject to paragraph (b) below, the Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Agent for that Party by any other Party.
(b)
Without prejudice to Clause 21.6 (Copy of Transfer Certificate or Increase Confirmation to Company), paragraph (a) above shall not apply to any Transfer Certificate or any Increase Confirmation.
(c)
Except where a Finance Document specifically provides otherwise, the Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.
(d)
If the Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Finance Parties.
(e)
If the Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than to any Administrative Party) under this Agreement, it shall promptly notify the other Finance Parties.
(f)
The Agent shall provide to the Company within ten (10) Business Days of the last Business Day of each calendar month, a list (which may be in electronic form) setting out the names of the Lenders as at that Business Day, their respective Commitments, the address and fax number (and the department or office, if any, for whose attention any communication is to be marked) of each Lender for any communications to be made or document to be delivered under or in connection with the Finance Documents, the electronic mail address and/or any other information required to enable the sending and receipt by electronic mail or other electronic means to and by each Lender to whom any communication under or in connection with the Finance Documents may be made by that means and the account details of each Lender for any payment to be distributed by the Agent to that Lender under the Finance Documents.

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(g)
The Agent shall not be liable to account for interest on money paid to it by or recovered from any Obligor. Monies held by the Agent need not be segregated except as required by law.
(h)
The Agent’s duties under the Finance Documents are solely mechanical and administrative in nature.
24.3.
Role of the Arrangers

Except as specifically provided in the Finance Documents, the Arrangers have no obligations of any kind to any other Party under or in connection with any Finance Document.

24.4.
No fiduciary duties
(a)
The Administrative Parties shall not otherwise have, nor be deemed to have, assumed any obligations to, or trust or fiduciary relationship with, any other party to this Agreement.
(b)
None of the Agent, the Arrangers or the Ancillary Lenders shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.
24.5.
Business with the Group
(a)
Any Administrative Party or any Ancillary Lender may accept deposits from, lend money to and generally engage in any kind of banking or other business with any Group Member.
(b)
Each of the Lenders hereby irrevocably waives, in favour of the Agent, any conflict of interest which may arise by virtue of the Agent acting in various capacities under the Finance Documents or for other customers of the Agent. Each of the Lenders acknowledges that the Agent and its affiliates (together, the Agent Parties) may have interests in, or may be providing or may in the future provide financial or other services to other parties with interests which a Lender may regard as conflicting with its interests and may possess information (whether or not material to the Lenders) other than as a result of the Agent acting as Agent under the Finance Documents, that the Agent may not be entitled to share with any Lender.
(c)
Consistent with its long-standing policy to hold in confidence the affairs of its customers, the Agent will not disclose confidential information obtained from any Lender (without its consent) to any of the Agent’s other customers nor will it use on the Lender’s behalf any confidential information obtained from any other customer. Without prejudice to the foregoing, each of the Lenders agrees that each of the Agent Parties may deal (whether for its own or its customers’ account) in, or advise on, securities of any party and that such dealing or giving of advice, will not constitute a conflict of interest for the purposes of the Finance Documents.

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24.6.
Rights and discretions of the Agent
(a)
The Agent may rely on:
(i)
any representation, notice or document believed by it to be genuine, correct and appropriately authorised; and
(ii)
any statement made by a director, authorised signatory or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify.
(b)
The Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that:
(i)
no Default has occurred (unless it has actual knowledge of a Default arising under Clause 20.1 (Non-payment of principal amount));
(ii)
any right, power, authority or discretion vested in any Party or the Majority Lenders has not been exercised; and
(iii)
any notice or request made by the Company (other than a Utilisation Request) is made on behalf of and with the consent and knowledge of the Obligors.
(c)
The Agent may engage, pay for and rely on the advice or services of any lawyers, accountants, surveyors or other experts.
(d)
The Agent may act in relation to the Finance Documents through its personnel and agents.
(e)
The Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement.
(f)
Without prejudice to the generality of paragraph (e) above, the Agent may disclose the identity of a Defaulting Lender to the other Finance Parties and the Company and shall disclose the same upon the written request of the Company or the Majority Lenders.
(g)
Notwithstanding any other provision of any Finance Document to the contrary, neither the Agent nor any Arranger is obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

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24.7.
Majority Lenders’ instructions
(a)
Unless a contrary indication appears in a Finance Document, the Agent shall (i) exercise any right, power, authority or discretion vested in it as Agent in accordance with any instructions given to it by the Majority Lenders (or, if so instructed by the Majority Lenders, refrain from exercising any right, power, authority or discretion vested in it as Agent) and (ii) not be liable for any act (or omission) if it acts (or refrains from taking any action) in accordance with an instruction of the Majority Lenders.
(b)
Unless a contrary indication appears in a Finance Document, any instructions given by the Majority Lenders will be binding on all the Finance Parties.
(c)
The Agent may refrain from acting in accordance with the instructions of the Majority Lenders (or, if appropriate, the Lenders) or under paragraph (d) below until it has received such security as it may require for any cost, loss or liability (together with any associated Indirect Tax) which it may incur in complying with the instructions.
(d)
In the absence of instructions from the Majority Lenders, (or, if appropriate, the Lenders) the Agent may act (or refrain from taking action) as it considers to be in the best interest of the Lenders.
(e)
The Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender’s consent) in any legal or arbitration proceedings relating to any Finance Document.
24.8.
Responsibility for documentation

No Administrative Party or Ancillary Lender:

(a)
is responsible for the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by any Administrative Party, any Ancillary Lender, any Obligor or any other person given in or in connection with any Finance Document; or
(b)
is responsible for the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of or in connection with any Finance Document;
(c)
is responsible for any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

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24.9.
Exclusion of liability
(a)
Without limiting paragraph (b) below, neither the Agent nor any Ancillary Lender shall be liable for any cost, loss or liability incurred by any Party as a consequence of:
(i)
the Agent having taken or having omitted to take any action under or in connection with any Finance Document, unless directly caused by the Agent’s gross negligence or wilful misconduct; or
(ii)
any delay in the crediting to any account of an amount required under the Finance Documents to be paid by the Agent if the Agent shall have taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Agent for the purpose of such payment.
(b)
No Party (other than the Agent or an Ancillary Lender (as applicable)) may take any proceedings against any officer, employee or agent of the Agent or any Ancillary Lender in respect of any claim it might have against the Agent or any Ancillary Lender or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of the Agent or any Ancillary Lender may rely on this paragraph (b) subject to Clause 1.3 (Third party rights) and the provisions of the Third Parties Act.
(c)
Nothing in this Agreement shall oblige any Administrative Party to conduct any “know your customer” or other procedures in relation to any person on behalf of any Lender and each Lender confirms to each Administrative Party that it is solely responsible for any such procedures it is required to conduct and that it shall not rely on any statement in relation to such procedures made by any Administrative Party.
(d)
Notwithstanding anything to the contrary in this Agreement or in any other Finance Document, the Agent shall not in any event be liable for any loss or damage, or any failure or delay in the performance of its obligations hereunder if it is prevented from so performing its obligations by any reason which is beyond the control of the Agent, including, but not limited to, any existing or future law or regulation, any existing or future act of governmental authority, Act of God, flood, war whether declared or undeclared, terrorism, riot, rebellion, civil commotion, strike, lockout, other industrial action, general failure of electricity or other supply, aircraft collision, technical failure, accidental or mechanical or electrical breakdown (including but not limited to unauthorized or illegitimate access, alteration to electronic communication between the Agent and other parties), computer failure or failure of any money transmission system or any event where, in the reasonable opinion of the Agent, performance of any duty or obligation under or pursuant to this Agreement would or may be illegal or would result in the Agent being in breach of any law, rule, regulation, or any decree, order or judgment of any court, or practice, request, direction,

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notice, announcement or similar action (whether or not having the force of law) of any relevant government, government agency, regulatory authority, stock exchange or self-regulatory organisation to which the Agent is subject.
(e)
Notwithstanding any other term or provision of this Agreement to the contrary, the Agent shall not be liable under any circumstances for special, punitive, indirect or consequential loss or damage of any kind whatsoever, whether or not foreseeable, or for any loss of business, goodwill, opportunity or profit, whether arising directly or indirectly and whether or not foreseeable, even if the Agent is actually aware of or has been advised of the likelihood of such loss or damage and regardless of whether the claim for such loss or damage is made in negligence, for breach of contract, breach of trust, breach of fiduciary obligation or otherwise. The provisions of this paragraph (e) shall survive the termination or expiry of this Agreement or the resignation or removal of the Agent.
24.10.
Refrain from illegality

The Agent may refrain from doing anything which in its opinion will or may be contrary to any relevant law, directive or regulation of any jurisdiction which would or might otherwise render it liable to any person.

24.11.
Lenders’ indemnity to the Agent
(a)
Each Lender shall, in accordance with paragraph (b) below, indemnify the Agent within three Business Days of demand, against any cost, loss or liability incurred by any of them (otherwise than by reason of the relevant Agent’s gross negligence or wilful misconduct) in acting as Agent under the Finance Documents (unless the Agent has been reimbursed by the Obligors pursuant to a Finance Document).
(b)
The proportion of such cost, loss or liability to be borne by each Lender shall be in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero.
(c)
The Lenders’ indemnity to the Agent shall survive the termination or expiry of this Agreement and the resignation or replacement of the Agent.
24.12.
Resignation of the Agent
(a)
The Agent may resign and appoint one of its Affiliates as successor by giving notice to the other Finance Parties and the Company.
(b)
Alternatively the Agent may resign by giving thirty (30) days’ notice to the other Finance Parties and the Company, in which case the Majority Lenders (with the consent of the Company, such consent not to be unreasonably withheld) may appoint a successor Agent.

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(c)
If the Majority Lenders have not appointed a successor Agent in accordance with paragraph (b) above within thirty (30) days after notice of resignation was given, the retiring Agent (with the consent of the Company, such consent not to be unreasonably withheld) may appoint a successor Agent.
(d)
The retiring Agent shall make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents.
(e)
The Agent’s resignation notice shall take effect only upon the appointment of a successor, provided that notwithstanding any of the foregoing, the resignation of the Agent otherwise in accordance with the provisions of this Clause 24 shall be effective immediately in the event that the Agent’s continuing appointment would conflict with (and such resignation would be required by) applicable law or the Agent’s internal policies (including without limitation with respect to “know-your-client” and/or any conflict of interest) that in each case, cannot be resolved to the reasonable satisfaction of the Agent.
(f)
Upon the appointment of a successor, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of this Clause 24.12. Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.
(g)
After consultation with the Company, the Majority Lenders may, by notice to the Agent, require it to resign in accordance with paragraph (b) above. In this event, the Agent shall resign in accordance with paragraph (b) above.
(h)
The Agent shall resign in accordance with paragraph (b) above (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Agent pursuant to paragraph (c) above) if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Agent under the Finance Documents, either:
(i)
the Agent fails to respond to a request under Clause 24.14 (FATCA information) and the Company or a Lender reasonably believes that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;
(ii)
any information supplied by the Agent pursuant to Clause 24.14 (FATCA information) indicates that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

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(iii)
the Agent notifies the Company and the Lenders that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date,

and (in each case) the Company or a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Agent were a FATCA Exempt Party, and the Company or that Lender, by notice to the Agent, requires it to resign.

For the purposes of this paragraph (h):

Code means the US Internal Revenue Code of 1986.

FATCA has the meaning given to that term in Clause 12.1 (Tax definitions).

FATCA Application Date means:

(A)
in relation to a “withholdable payment” described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the U.S.), 1 July 2014; or
(B)
in relation to a “passthru payment” described in section 1471(d)(7) of the Code not falling within paragraph (A) above, the first date from which such payment may become subject to a deduction or withholding required by FATCA.

FATCA Deduction has the meaning given to that term in Clause 12.1 (Tax definitions).

FATCA Exempt Party means a Party that is entitled to receive payments free from any FATCA Deduction.

24.13.
Replacement of the Agent
(a)
After consultation with the Company, the Majority Lenders may, by giving thirty (30) days’ notice to the Agent (or, at any time the Agent is an Impaired Agent, by giving any shorter notice determined by the Majority Lenders) replace the Agent or by appointing a successor Agent (acting through an office in Hong Kong).
(b)
The retiring Agent shall (at its own cost if it is an Impaired Agent and otherwise at the expense of the Lenders) make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents.
(c)
The appointment of the successor Agent shall take effect on the date specified in the notice from the Majority Lenders to the retiring Agent. As from this date, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to

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the benefit of this Clause 24.13 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date).
(d)
Any successor Agent and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.
24.14.
FATCA information
(a)
Subject to paragraph (c) below, the Agent shall, within ten Business Days of a reasonable request by the Company or a Lender:
(i)
confirm to that other Party whether it is:
(A)
a FATCA Exempt Party; or
(B)
not a FATCA Exempt Party; and
(ii)
supply to that other Party such forms, documentation and other information relating to its status under FATCA (including its applicable “passthru payment percentage” or other information required under the US Treasury Regulations or other official guidance including intergovernmental agreements) as that other Party reasonably requests for the purposes of that other Party’s compliance with FATCA.
(b)
If the Agent confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, the Agent shall notify that other Party reasonably promptly.
(c)
Paragraph (a) above shall not oblige the Agent to do anything which would or might in its reasonable opinion constitute a breach of:
(i)
any law or regulation;
(ii)
any fiduciary duty; or
(iii)
any duty of confidentiality.
(d)
If the Agent fails to confirm its status or to supply forms, documentation or other information requested in accordance with paragraph (a) above (including, for the avoidance of doubt, where paragraph (c) above applies), then:
(i)
if the Agent failed to confirm whether it is (and/or remains) a FATCA Exempt Party then the Agent shall be treated for the purposes of the Finance Documents as if it is not a FATCA Exempt Party; and

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(ii)
if the Agent failed to confirm its applicable “passthru payment percentage” then the Agent shall be treated for the purposes of the Finance Documents (and payments made thereunder) as if its applicable “passthru payment percentage” is 100 per cent, until (in each case) such time as the Agent provides the requested confirmation, forms, documentation or other information.

24.15.
Confidentiality
(a)
In acting as agent for the Finance Parties, each of the Agent shall be regarded as acting through its agency or, as the case may be, trustee division which shall be treated as a separate legal person from any other of its branches, divisions or departments.
(b)
If information is received by another branch, division or department of the legal person which is the Agent, it may be treated as confidential to that branch, division or department and the Agent shall not be deemed to have notice of it.
(c)
Notwithstanding any other provision of any Finance Document to the contrary, the Agent shall not be obliged to disclose to any Finance Party any information supplied to it by any Obligor or any Affiliates of the Obligors on a confidential basis and for the purpose of evaluating whether any waiver or amendment is or may be required or desirable in relation to any Finance Document.
24.16.
Relationship with the Lenders
(a)
Subject to Clause 26.2 (Distributions by the Agent), the Agent may treat each Lender as a Lender, entitled to payments under this Agreement and acting through its Facility Office unless it has received not less than five (5) Business Days prior notice from that Lender to the contrary in accordance with the terms of this Agreement.
(b)
Each Lender shall supply the Agent with any information that the Agent may reasonably specify as being necessary or desirable to enable the Agent to perform its functions as Agent.
(c)
Any Lender may by notice to the Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address, fax number and (where communication by electronic mail or other electronic means is permitted under Clause 28.5 (Electronic communication)) electronic mail address and/or any other information required to enable the sending and receipt of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, fax number, electronic mail address, department and officer by that Lender for the purposes of Clause 28.2 (Addresses) and paragraph (a) of Clause 28.5 (Electronic communication) and the Agent

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shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.
24.17.
Credit appraisal by the Lenders and Ancillary Lenders

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender and Ancillary Lender confirms to each Administrative Party and each Ancillary Lender that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)
the financial condition, status and nature of each Group Member;
(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;
(c)
whether that Finance Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and
(d)
the adequacy, accuracy and/or completeness of any information provided by the Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document.
24.18.
Reference Banks

If a Reference Bank (or, if a Reference Bank is not a Lender, the Lender of which it is an Affiliate) ceases to be a Lender, the Agent shall (with the consent of the Company, such consent not to be unreasonably withheld) appoint another Lender or an Affiliate of a Lender or any bank approved by the Majority Lenders to replace that Reference Bank.

24.19.
Agent’s management time

Any amount payable to the Agent under Clause 15.3 (Indemnity to the Agent), Clause 16 (Costs and Expenses) and Clause 24.11 (Lenders’ indemnity to the Agent) shall include the reasonable cost of utilising the Agent’s management time or other resources in respect of any duties which are outside the scope of the normal duties of the Agent under the Finance Documents and will be calculated on the basis of such reasonable daily or hourly rates as the Agent may notify to the Company and the Lenders, and is in addition to any fee paid or payable to the

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Agent under Clause 11 (Fees). For the avoidance of doubt, any action required to be undertaken by the Agent in respect of or in relation to any Default, change in structure of the Facility, including acts contemplated in Clauses 16.2 (Amendment costs) and 16.3 (Enforcement costs) shall not be regarded as tasks falling within the scope of the normal duties of the Agent under the Finance Documents. In the event of any dispute in respect of such cost of utilising the Agent’s management time or other resources, the costs to be paid shall be as reasonably determined by the Agent.

24.20.
Deduction from amounts payable by the Agent

If any Party owes an amount to the Agent under the Finance Documents the Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

25.
Sharing among the Finance Parties
25.1.
Payments to Finance Parties

If a Finance Party (a Recovering Finance Party) receives or recovers (whether by set off or otherwise) any amount from any Obligor other than in accordance with

Clause 26 (Payment Mechanics) (a Recovered Amount) and applies that amount to a payment due under the Finance Documents then:

(a)
the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery, to the Agent;
(b)
the Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Agent and distributed in accordance with Clause 26 (Payment Mechanics), without taking account of any Tax which would be imposed on the Agent in relation to the receipt, recovery or distribution; and
(c)
the Recovering Finance Party shall, within three Business Days of demand by the Agent, pay to the Agent an amount (the Sharing Payment) equal to such receipt or recovery less any amount which the Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 26.6 (Partial payments).

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25.2.
Redistribution of payments

The Agent shall treat the Sharing Payment as if it had been paid by the Obligors and distribute it between the Finance Parties (other than the Recovering Finance Party) (the Sharing Finance Parties) in accordance with Clause 26.6 (Partial payments) towards the obligations of the Obligors to the Sharing Finance Parties.

25.3.
Recovering Finance Party’s rights
(a)
On a distribution by the Agent under Clause 25.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from an Obligor, as between that Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor.
(b)
If and to the extent that the Recovering Finance Party is not able to rely on its rights under paragraph (a) above, the Obligors shall be liable to the Recovering Finance Party for a debt equal to the Sharing Payment which is immediately due and payable.
25.4.
Reversal of redistribution

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

(a)
each Sharing Finance Party shall, upon request of the Agent, pay to the Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the Redistributed Amount); and
(b)
as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.
25.5.
Exceptions
(a)
This Clause 25 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause 25, have a valid and enforceable claim against the relevant Obligor.
(b)
A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:
(i)
it notified that other Finance Party of the legal or arbitration proceedings; and

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(ii)
that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.
25.6.
Ancillary Lenders

This Clause 25 shall not apply to any receipt or recovery by a Lender in its capacity as an Ancillary Lender.

26.
Payment Mechanics
26.1.
Payments to the Agent
(a)
On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, excluding a payment under the terms of an Ancillary Document, that Obligor or Lender shall make the same available to the Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.
(b)
Payment shall be made to such account in the principal financial centre of the country of that currency with such bank as the Agent specifies.
26.2.
Distributions by the Agent
(a)
Each payment received by the Agent under the Finance Documents for another Party shall, subject to Clause 26.3 (Distributions to the Obligors), Clause 26.4 (Clawback), Clause 26.6 (Partial payments) and Clause 24.20 (Deduction from amounts payable by the Agent) be made available by the Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office):
(i)
with respect to the Company and the Original Lenders, to such account as specified in Part A (Original Lenders) of Schedule 7 (Account Details) (or such other account as that Party may notify to the Agent by not less than five Business Days’ notice with a bank in the principal financial centre of the country of that currency);
(ii)
with respect to the Company and the Third Restatement Effective Date Lenders, to such account as specified in Part B (Third Restatement Effective Date Lenders) of Schedule 7 (Account details) (or such other account as that Party may notify to the Agent by not less than five Business Days’ notice with a bank in the principal financial centre of the country of that currency);
(iii)
with respect to the Obligors and the Fourth Restatement Effective Date Lenders, to such account as specified in Part C (Fourth Restatement Effective Date Lenders) of Schedule 7 (Account details)

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(or such other account as that Party may notify to the Agent by not less than five Business Days’ notice with a bank in the principal financial centre of the country of that currency); or
(iv)
with respect to any other Party, to such account as that Party may notify to the Agent by not less than five Business Days’ notice with a bank in the principal financial centre of the country of that currency.
(b)
The Agent shall distribute payments received by it in relation to all or any part of a Loan to the Lender indicated in the records of the Agent as being so entitled on that date PROVIDED THAT the Agent is authorised to distribute payments to be made on the date on which any transfer becomes effective pursuant to Clause 21 (Changes to the Lenders) to the Lender so entitled immediately before such transfer took place regardless of the period to which such sums relate.
26.3.
Distributions to the Obligors

The Agent may (with the consent of the Company or in accordance with Clause 27 (Set-Off)) apply any amount received by it for an Obligor in or towards payment (in the currency and funds of receipt) of any amount due from the Obligors under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

26.4.
Clawback
(a)
Where a sum is to be paid to the Agent under the Finance Documents for another Party, the Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.
(b)
Unless paragraph (c) below applies, if the Agent pays an amount to another Party and it proves to be the case that the Agent had not actually received that amount, then, provided the Agent has notified the other Party in writing of such amount, the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Agent shall on demand refund the same to the Agent together with interest on that amount from the date of payment to the date of receipt by the Agent, calculated by the Agent to reflect its cost of funds.
(c)
If the Agent has notified the Lenders that it is willing to make available amounts for the account of an Obligor before receiving funds from the Lenders then if and to the extent that the Agent does so but it proves to be the case that it does not then receive funds from a Lender in respect of a sum which it paid to an Obligor:
(i)
the Agent shall notify the Company of that Lender’s identity and the Obligor to whom that sum was made available shall on demand refund it to the Agent; and

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(ii)
the Lender by whom those funds should have been made available or, if that Lender fails to do so, the Obligor to whom that sum was made available shall on demand pay to the Agent the amount (as certified by the Agent) which will indemnify the Agent against any funding cost incurred by it as a result of paying out that sum before receiving those funds from that Lender.
(d)
If the Agent pays an amount to another Party which is an Erroneous Payment, then, provided the Agent has notified the other Party in writing of such amount within five Business Days of the date of receipt (or, if in good faith determination of the other Party a longer notice period would be reasonable in the circumstances, such longer notice period), the Party to whom that amount was paid by the Agent shall on demand refund the same to the Agent together with interest on that amount from the date of payment to the date of receipt by the Agent, calculated by the Agent to reflect its cost of funds (except that no interest will be payable by the other Party if such amount is paid to it due to the fraud, gross negligence or wilful misconduct of the Agent).
(e)
Neither:
(i)
the obligations of any Party to the Agent; nor
(ii)
the remedies of the Agent,

(whether arising under this Clause 26.4 or otherwise) which relate to an Erroneous Payment will be affected by any act, omission, matter or thing (including, without limitation, any obligation pursuant to which an Erroneous Payment is made) which, but for this paragraph (e), would reduce, release, preclude or prejudice any such obligation or remedy (whether or not known by the Agent or any other Party).

(f)
All payments to be made by a Party to the Agent (whether made pursuant to this Clause 26.4 or otherwise) which relate to an Erroneous Payment shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.
(g)
In this Agreement, Erroneous Payment means a payment of an amount by the Agent to another Party which the Agent determines (in its sole discretion acting in good faith and in a commercially reasonable manner) was made in error.
26.5.
Impaired Agent
(a)
If, at any time, the Agent becomes an Impaired Agent, an Obligor or a Lender which is required to make a payment under the Finance Documents to the Agent in accordance with Clause 26.1 (Payments to the Agent) may instead either:
(i)
pay that amount direct to the required recipient(s); or

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(ii)
if in its absolute discretion it considers that it is not reasonably practicable to pay that amount direct to the required recipient(s), pay that amount or the relevant part of that amount to an interest-bearing account held with an Acceptable Bank and in relation to which no Insolvency Event has occurred and is continuing, in the name of the relevant Obligor or the Lender making the payment (the Paying Party) and designated as a trust account for the benefit of the Party or Parties beneficially entitled to that payment under the Finance Documents (the Recipient Party or Recipient Parties).

In each case such payments must be made on the due date for payment under the Finance Documents.

(b)
All interest accrued on the amount standing to the credit of the trust account shall be for the benefit of the Recipient Party or the Recipient Parties pro rata to their respective entitlements.
(c)
A Party which has made a payment in accordance with this Clause 26.5 shall be discharged of the relevant payment obligation under the Finance Documents and shall not take any credit risk with respect to the amounts standing to the credit of the trust account.
(d)
Promptly upon the appointment of a successor Agent in accordance with Clause 24.13 (Replacement of the Agent ), each Paying Party shall (other than to the extent that that Party has given an instruction pursuant to paragraph (e) below) give all requisite instructions to the bank with whom the trust account is held to transfer the amount (together with any accrued interest) to the successor Agent for distribution to the relevant Recipient Party or Recipient Parties in accordance with Clause 26.2 (Distributions by the Agent).
(e)
A Paying Party shall, promptly upon request by a Recipient Party and to the extent:
(i)
that it has not given an instruction pursuant to paragraph (d) above; and
(ii)
that it has been provided with the necessary information by that Recipient Party,

give all requisite instructions to the bank with whom the trust account is held to transfer the relevant amount (together with any accrued interest) to that Recipient Party.

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26.2.
Partial payments
(a)
If any Finance Party receives or recovers an amount from or in respect of an Obligor under or in connection with any Finance Document which amount is insufficient to, or is not applied to, discharge all the amounts then due and payable by the Obligors under the Finance Documents, then the Agent shall apply that payment towards the obligations of the Obligors under the Finance Documents in the following order:
(i)
first, in or towards payment pro rata of any unpaid fees, costs and expenses of the Agent under the Finance Documents;
(ii)
secondly, in or towards payment pro rata of any accrued interest, fee (other than as provided in sub-paragraph (i) above) or commission due but unpaid under the Finance Documents;
(iii)
thirdly, in or towards payment pro rata of any principal due but unpaid under this Agreement; and
(iv)
fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.
(b)
The Agent shall, if so directed by the Majority Lenders, vary the order set out in paragraphs (a)(ii) to (iv) above.
(c)
Paragraphs (a) and (b) above will override any appropriation made by an Obligor.
26.7.
No set-off by the Obligors

All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

26.8.
Business Days
(a)
Any payment which is due to be made on a day (other than a Final Repayment Date) that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not). If a Final Repayment Date is not a Business Day, any payment which is due to be made on that Final Repayment Date shall be made on the preceding Business Day.
(b)
During any extension of the due date for payment of any principal or Unpaid Sum under paragraph (a) above, interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

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26.9.
Currency of account
(a)
Subject to paragraphs (b) to (e) below, the Base Currency is the currency of account and payment for any sum due from an Obligor under any Finance Document.
(b)
A repayment of a Loan or Unpaid Sum or a part of a Loan or Unpaid Sum shall be made in the currency in which that Loan or Unpaid Sum is denominated on its due date.
(c)
Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated when that interest accrued.
(d)
Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.
(e)
Any amount expressed to be payable in a currency other than the Base Currency shall be paid in that other currency.
26.10.
Change of currency
(a)
Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:
(i)
any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent (acting reasonably and after consultation with the Company); and
(ii)
any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably and after consultation with the Company).
(b)
If a change in any currency of a country occurs, this Agreement will, to the extent the Agent (acting reasonably and after consultation with the Company) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Market and otherwise to reflect the change in currency.

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(27)
Set-Off

While an Event of Default is continuing, a Finance Party may set off any matured obligation due from the Obligors under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to any Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off. That Finance Party shall promptly notify the Company of any such set-off or conversion.

(28)
Notices
28.1.
Communications in writing

Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter.

28.2.
Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

(a)
in the case of each Original Borrower:
(i)
the Company:

Address: 26/F, Tower One, Times Square, 1 Matheson Street, Causeway Bay, Hong Kong

Fax No: +852 2215 5200

Email: legalnotice@hk.alibaba-inc.com

Attention: Legal Department

(ii)
AGSL:

Address: 26/F, Tower One, Times Square, 1 Matheson Street, Causeway Bay, Hong Kong

Fax No: +852 2215 5200

Email: legalnotice@hk.alibaba-inc.com

Attention: Legal Department

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(iii)
AAX:

Address: 51 Bras Basah Road, #03-06 Lazada One, Singapore 189554

c/o Alibaba Group Holding Limited, 26/F, Tower One, Times Square, 1 Matheson Street, Causeway Bay, Hong Kong

Fax No: +852 2215 5200

Email: legalnotice@hk.alibaba-inc.com

Attention: Legal Department

(b)
in the case of each Lender, each Ancillary Lender or any other Obligor, that notified in writing to the Agent on or prior to the date on which it becomes a Party; and
(c)
in the case of the Agent that identified with its name below,

or any substitute address, fax number or department or officer as the Party may notify to the Agent (or the Agent may notify to the other Parties, if a change is made by the Agent) by not less than five Business Days’ notice.

28.3.
Delivery
(a)
Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will be effective:
(i)
if by way of fax, only when received in legible form; or
(ii)
if by way of letter, only when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address;

and, if a particular department or officer is specified as part of its address details provided under Clause 28.2 (Addresses), if addressed to that department or officer.

(b)
Any communication or document to be made or delivered to the Agent will be effective only when actually received by the Agent and then only if it is expressly marked for the attention of the department or officer identified with the Agent’s signature below (or any substitute department or officer as the Agent shall specify for this purpose).
(c)
All notices from or to an Obligor shall be sent through the Agent.
(d)
Any communication or document which becomes effective, in accordance with paragraphs (a) to (c) above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

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28.4.
Communication when Agent is Impaired Agent

If the Agent is an Impaired Agent the Parties may, instead of communicating with each other through the Agent, communicate with each other directly and (while the Agent is an Impaired Agent) all the provisions of the Finance Documents which require communications to be made or notices to be given to or by the Agent shall be varied so that communications may be made and notices given to or by the relevant Parties directly. This provision shall not operate after a replacement Agent has been appointed.

28.5.
Electronic communication
(a)
Any communication to be made between any two Parties under or in connection with the Finance Documents may be made by electronic mail or other electronic means to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication and if those two Parties:
(i)
notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and
(ii)
notify each other of any change to their address or any other such information supplied by them by not less than five Business Days’ notice.
(b)
Any electronic communication made between those two Parties will be effective only when actually received in readable form and in the case of any electronic communication made by a Party to the Agent only if it is addressed in such a manner as the Agent shall specify for this purpose.
(c)
Any electronic communication which becomes effective, in accordance with paragraph (b) above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the following day.
28.6.
English language
(a)
Any notice given under or in connection with any Finance Document must be in English.
(b)
All other documents provided under or in connection with any Finance Document must be:
(i)
in English; or
(ii)
if not in English, and if so required by the Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

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29.
Calculations and Certificates
29.1.
Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

29.2.
Certificates and determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document shall set out the basis of calculation in reasonable detail and is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

29.3.
Day count convention
(a)
Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated:
(i)
on the basis of the actual number of days elapsed and a year of 360 days (in the case of payment in the Base Currency) or 365 days (in the case of payment in HK Dollars) or, in any case where the practice in the Relevant Market differs, in accordance with that market practice; and
(ii)
subject to paragraph (b) below, without rounding.
(b)
The aggregate amount of any accrued interest, commission or fee which is, or becomes, payable by the Company under a Finance Document shall be rounded to 2 decimal places.
30.
Partial Invalidity

If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

31.
Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under the Finance Documents shall operate as a waiver of any such right or remedy or constitute an election to affirm any of the Finance Documents. No election to affirm any of the Finance Documents on the part of any Finance Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

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32.
Amendments and Waivers
32.1.
Required consents
(a)
Subject to Clause 2.3 (Additional Commitments), Clause 32.2 (Exceptions) and Clause 32.3 (Extension of Commitments), any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Obligors’ Agent (in accordance with Clause 2.7 (Obligors’ Agent) and paragraph (c) below) and any such amendment or waiver will be binding on all Parties.
(b)
The Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 32.
(c)
Without prejudice to the other provisions of this Agreement, each Obligor agrees to any such amendment or waiver permitted by this Clause 32.1 which is agreed to by the Obligors’ Agent. This includes any amendment or waiver which would, but for this paragraph (c), require the consent of all of the Obligors.
32.2.
Exceptions
(a)
Subject to Clause 32.3 (Extension of Commitments) and Clause 32.8 (Changes to reference rates), an amendment or waiver that has the effect of changing or which relates to:
(i)
the definition of Majority Lenders in Clause 1.1 (Definitions);
(ii)
an extension to the date of payment of any amount under the Finance Documents (other than pursuant to Clause 6A (Extension of Final Repayment Date) or 32.3 (Extension of Commitments));
(iii)
a reduction in the Margin or a reduction in the amount of any payment of principal, interest, fees or commission payable;
(iv)
an increase in the amount of any Commitment or an extension of the period of availability for utilisation of any Commitment or any requirement that a cancellation of Commitments reduces the Commitments of the Lenders rateably;
(v)
any provision which expressly requires the consent of all the Lenders;
(vi)
Clause 2.3 (Additional Commitments);
(vii)
Clause 2.5 (Finance Parties’ rights and obligations);
(viii)
Clause 21 (Changes to the Lenders);
(ix)
a change to the Obligors other than in accordance with Clause 22 (Changes to the Obligors); or
(x)
this Clause 32.2,

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shall not be made without the prior consent of all the Lenders.

(b)
An amendment or waiver which relates to the rights or obligations of any Administrative Party or any Ancillary Lender (each in their capacity as such) may not be effected without the consent of such Administrative Party or that Ancillary Lender, as the case may be.
32.3.
Extension of Commitments
(a)
Subject to Clause 32.4 (Requirement to offer extension of Commitments to all Lenders), the Company and any Lender may agree that:
(i)
the Availability Period and Final Repayment Date applicable to such participation be extended; and
(ii)
if any extension as referred to in sub-paragraph (i) above applies, the Margin applicable to the relevant participation should be adjusted.
(b)
Following any agreement as referred to in paragraph (a) above, the Company and the relevant Lender(s) may notify the Agent, giving details of the applicable agreement (the Extension Agreement).
(c)
Promptly following notification in accordance with paragraph (b) above, the Agent shall, at the cost of the Obligors, agree with the Company on behalf of the Finance Parties such amendments to the Finance Documents as may be necessary or appropriate to give effect to the Extension Agreement (which may for the avoidance of doubt include designating the affected participations as loans under a new facility).
(d)
The Agent shall promptly provide to each of the Finance Parties copies of any amendment agreement entered into pursuant to paragraph (c) above.
32.4.
Requirement to offer extension of Commitments to all Lenders
(a)
The Agent will only be authorised to enter into an amendment agreement under paragraph (c) of Clause 32.3 (Extension of Commitments) if prior to entering into such amendment agreement it is satisfied (acting reasonably) that:
(i)
each Lender shall have been offered the opportunity to participate in such extension in an amount up to that Lender’s Pro Rata Share; and
(ii)
each Lender shall have been given a period of at least 10 Business Days following receipt of the proposed terms of the extension referred to in paragraph (a) of Clause 32.3 (Extension of Commitments), to determine (A) whether or not to participate; and (B) if it wishes to participate, the amount of its Commitment (up to its Pro Rata Share) that it is willing to extend on the proposed terms.

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(b)
For the purposes of paragraph (a) above, Pro Rata Share means in relation to a Lender whose Commitments are being extended, the percentage of the aggregate amount of the relevant Extended Loans that that Lender’s Commitment bears to the Total Commitments.
(c)
For the avoidance of doubt, prior to the date on which the Obligors and the relevant Lender(s) execute an Extension Agreement, the Obligors shall have no obligation to proceed with any proposed extension.
32.5.
Disenfranchisement of Defaulting Lenders
(a)
For so long as a Defaulting Lender has any Available Commitment, in ascertaining:
(i)
the Majority Lenders; or
(ii)
whether:
(A)
any given percentage (including, for the avoidance of doubt, unanimity) of the Total Commitments; or
(B)
the agreement of any specified group of Lenders,

has been obtained to approve any request for a consent, waiver, amendment or other vote under the Finance Documents,

that Defaulting Lender’s Commitments will be reduced by the amount of its Available Commitments and, to the extent that that reduction results in that Defaulting Lender’s Total Commitments being zero, that Defaulting Lender shall be deemed not to be a Lender for the purposes of paragraphs (i) and (ii) above.

(b)
For the purposes of this Clause 32.5, the Agent may assume that the following Lenders are Defaulting Lenders:
(i)
any Lender which has notified the Agent that it has become a Defaulting Lender;
(ii)
any Lender in relation to which it is aware that any of the events or circumstances referred to in paragraphs (a), (b), (c) or (d) of the definition of Defaulting Lender has occurred,

unless it has received notice to the contrary from the Lender concerned (together with any supporting evidence reasonably requested by the Agent) or the Agent is otherwise aware that the Lender has ceased to be a Defaulting Lender.

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32.6.
Excluded Commitments

If:

(a)
any Defaulting Lender fails to respond to a request for a consent, waiver, amendment of or in relation to any term of any Finance Document or any other vote of Lenders under the terms of this Agreement within fifteen Business Days of that request being notified to the Lenders (or, if later, within 15 Business Days of the date on which the Lenders have received such information as the Agent determines is reasonably required to allow the Lenders to respond to the relevant request in an informed manner); or
(b)
any Lender which is not a Defaulting Lender fails to respond to such a request for such a vote within fifteen Business Days of that request being made,

(unless, in either case, the Company and the Agent agree to a longer time period in relation to any request):

(i)
its Commitment(s) shall not be included for the purpose of calculating the Total Commitments when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Total Commitments has been obtained to approve that request; and
(ii)
its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request.
32.7.
Replacement of Lender
(a)
If:
(i)
any Lender becomes a Non-Consenting Lender (as defined in paragraph (d) below); or
(ii)
any Obligor becomes obliged to repay any amount in accordance with Clause 7.1 (Illegality) or to pay additional amounts pursuant to Clause 13 (Increased Costs), Clause 12.2 (Tax gross-up) or Clause 12.3 (Tax indemnity) to any Lender; or
(iii)
any Lender becomes a Defaulting Lender or ceases to have a rating for its long-term unsecured and non-credit enhanced debt obligations of A- or higher by Standard & Poor’s Rating Services or Fitch Ratings Ltd or A3 or higher by Moody’s Investor Services Limited or a comparable rating from an internationally recognised credit rating agency, then the Company may, on 3 (three) Business Days’ prior written notice to the Agent and such Lender, replace such Lender by requiring such Lender to (and, to the extent permitted by law, such Lender shall) transfer pursuant

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to Clause 21 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement to a Lender or other bank, financial institution or other entity (a Replacement Lender) selected by the Company, which confirms its willingness to assume and does assume all the obligations of the transferring Lender in accordance with Clause 21 (Changes to the Lenders) for a purchase price in cash payable at the time of transfer in an amount equal to the outstanding principal amount of such Lender’s participation in the outstanding Utilisations and all accrued interest (to the extent that the Agent has not given a notification under Clause 21.10 (Pro-rata interest settlement)) and other amounts payable in relation thereto under the Finance Documents.

On or after the delivery of the notice under this paragraph (a), the Company shall deliver a Transfer Certificate complying with Clause 21.5 (Procedure for transfer) and any other related documentation to effect the transfer, which Transfer Certificate and any other related documentation to effect the transfer (if attached) shall be promptly (and by no later than the later of (i) 3 (three) Business Days after delivery by the Company of such notice and (ii) 3 (three) Business Days after delivery by the Company of such Transfer Certificate and all other related documentation) executed by the relevant Lender subject to the replacement (the Replaced Lender) and returned to the Company and the Agent. Notwithstanding the requirements of Clause 21 (Changes to the Lenders) or any other provisions of the Finance Documents (save only for the conditions set out in paragraph (b) below, which continue to apply), if a Replaced Lender does not execute and return (as applicable) a Transfer Certificate and all other related documentation to effect the transfer as required by this paragraph (a) on or before the later of (i) 3 (three) Business Days after delivery by the Company of such notice and (ii) 3 (three) Business Days after delivery by the Company of such Transfer Certificate and all other related documentation and none of the conditions set out in paragraph (b) below remain to be satisfied in respect of that transfer, (i) the relevant Replaced Lender shall be a Defaulting Lender for all purposes under the Finance Documents, (ii) the relevant transfer or transfers shall automatically and immediately be effected for all purposes under the Finance Documents on payment of the applicable replacement amount to the Agent (for the account of the relevant Replaced Lender) (notwithstanding the failure to execute and return such documentation by the relevant Replaced Lender (a Failure)), (iii) the Agent may (and is authorised and required by each Finance Party to) execute, without requiring any further consent or action from any other party, a Transfer Certificate and any other related documentation to effect the transfer on behalf of the relevant Replaced Lender which is required to transfer its rights and obligations under this Agreement pursuant to this paragraph (a) which shall be effective for the purposes of Clause 21.5 (Procedure for transfer) and (iv) to the extent that any transfer purported to be automatically effected by this Clause 32.7 is not effective, the relevant Replaced Lender shall indemnify and hold the Agent and each applicable Replacement Lender harmless against any loss or liability incurred by such person as result of the Failure and account to each applicable Replacement Lender for all applicable principal and accrued amounts of interest unless

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and until such transfer is effected. The Agent shall not be liable in any way for any action taken by it pursuant to this paragraph (a) and, for the avoidance of doubt, the provisions of Clause 24.9 (Exclusion of liability) shall apply in relation thereto.

(b)
The replacement of a Lender pursuant to this Clause 32.7 shall be subject to the following conditions:
(i)
no Obligor shall have any right to replace the Agent;
(ii)
neither the Agent nor the Lender shall have any obligation to any Obligor to find a Replacement Lender;
(iii)
in the event of a replacement of a Non-Consenting Lender such replacement must take place no later than 30 Business Days after the date on which that Lender is deemed a Non-Consenting Lender;
(iv)
in no event shall the Lender replaced under Clause 32.4 (Requirement to offer extension of Commitments to all Lenders) be required to pay or surrender to such Replacement Lender any of the fees received by such Lender pursuant to the Finance Documents; and
(v)
the Lender shall only be obliged to transfer its rights and obligations pursuant to paragraph (a) above once it is satisfied that it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to that transfer.
(c)
A Lender shall perform the checks described in paragraph (b)(v) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (a) above and shall notify the Agent and the Company when it is satisfied that it has complied with those checks.
(d)
In the event that:
(i)
an Obligor or the Agent (at the request of any Obligor) has requested the Lenders to give a consent in relation to, or to agree to a waiver or amendment of, any provisions of the Finance Documents;
(ii)
the consent, waiver or amendment in question requires the approval of all the Lenders; and
(iii)
the Majority Lenders have consented or agreed to such waiver or amendment,

then any Lender who does not and continues not to consent or agree to such waiver or amendment shall be deemed a Non-Consenting Lender.

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32.8.
Changes to reference rates
(a)
Subject to paragraph (b) of Clause 32.2 (Exceptions), if a Published Rate Replacement Event has occurred in relation to any Published Rate, any amendment or waiver which relates to:
(i)
providing for the use of a Replacement Reference Rate in place of that Published Rate; and
(ii)
(A)
aligning any provision of any Finance Document to the use of that Replacement Reference Rate;
(B)
enabling that Replacement Reference Rate to be used for the calculation of interest under this Agreement (including, without limitation, any consequential changes required to enable that Replacement Reference Rate to be used for the purposes of this Agreement);
(C)
implementing market conventions applicable to that Replacement Reference Rate;
(D)
providing for appropriate fallback provisions for that Replacement Reference Rate; or
(E)
adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one Party to another as a result of the application of that Replacement Reference Rate (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation), may be made with the consent of the Agent (acting on the instructions of the Majority Lenders) and the Company.

(b)
If any Lender fails to respond to a request for an amendment or waiver described in paragraph (a) above within 15 Business Days (or such longer time period in relation to any request which the Company and the Agent may agree) of that request being made:
(i)
its Commitment shall not be included for the purpose of calculating the Total Commitments when ascertaining whether any relevant percentage of Total Commitments has been obtained to approve that request; and

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(ii)
its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request.
(c)
In this Clause 32.8:

Published Rate means:

(i)
Screen Rate in relation to HIBOR;
(ii)
Overnight SOFR; or
(iii)
Term SOFR for any Quoted Tenor.

Published Rate Replacement Event means, in relation to a Published Rate:

(i)
the methodology, formula or other means of determining that Published Rate has, in the opinion of the Majority Lenders and the Company, materially changed;
(ii)
(A)
(I)
the administrator of that Published Rate or its supervisor publicly announces that such administrator is insolvent; or
(II)
information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of that Published Rate is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide that Published Rate;

(B)
the administrator of that Published Rate publicly announces that it has ceased or will cease to provide that Published Rate permanently or indefinitely and, at that time, there is no successor administrator to continue to provide that Published Rate;
(C)
the supervisor of the administrator of that Published Rate publicly announces that such Published Rate has been or will be permanently or indefinitely discontinued; or
(D)
the administrator of that Published Rate or its supervisor announces that that Published Rate may no longer be used; or

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(iii)
the administrator of that Published Rate (or the administrator of an interest rate which is a constituent element of that Published Rate) determines that that Published Rate should be calculated in accordance with its reduced submissions or other contingency or fallback policies or arrangements and either:
(A)
the circumstance(s) or event(s) leading to such determination are not (in the opinion of the Majority Lenders and the Company) temporary; or
(B)
that Published Rate is calculated in accordance with any such policy or arrangement for a period no less than one month;
(iv)
in the opinion of the Majority Lenders and the Company, that Published Rate is otherwise no longer appropriate for the purposes of calculating interest under this Agreement.

Relevant Nominating Body means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board.

Replacement Reference Rate means a reference rate which is:

(i)
formally designated, nominated or recommended as the replacement for a Published Rate by:
(A)
the administrator of that Published Rate (provided that the market or economic reality that such reference rate measures is the same as that measured by that Published Rate); or
(B)
any Relevant Nominating Body,

and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the “Replacement Reference Rate” will be the replacement under paragraph (B) above;

(ii)
in the opinion of the Majority Lenders and the Company, generally accepted in the international or any relevant domestic syndicated loan markets as the appropriate successor to a Published Rate; or
(iii)
in the opinion of the Majority Lenders and the Company, an appropriate successor to a Published Rate.

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33.
Counterparts

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

34.
Contractual Recognition of Bail-In

Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Party to any other Party under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)
any Bail-In Action in relation to any such liability, including (without limitation):
(i)
a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;
(ii)
a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and
(iii)
a cancellation of any such liability; and

(b) a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

35.
Recognition of Stay Powers
35.1.
Recognition of Hong Kong Stay Powers
(a)
Notwithstanding anything to the contrary in this Agreement or any other Finance Document or any other agreement, arrangement or understanding between the Parties relating to this Agreement, each of the Parties (other than any Excluded Counterparties) expressly agrees to be bound by any suspension of any termination right in relation to this Agreement imposed by the Hong Kong Resolution Authority in accordance with section 90(2) of the Financial Institutions (Resolution) Ordinance (Cap. 628) of Hong Kong, to the same extent as if this Agreement was governed by the laws of Hong Kong.
(b)
For the purpose of this Clause 35.1:

Excluded Counterparty means any Party which is (a) a financial market infrastructure; (b) the Hong Kong Monetary Authority; (c) the Government of the Hong Kong Special Administrative Region; (d) the government of a jurisdiction other than Hong Kong; or (e) the central bank of a jurisdiction other than Hong Kong; and

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Hong Kong Resolution Authority means the resolution authority in Hong Kong in relation to a banking sector entity from time to time, which is currently the Hong Kong Monetary Authority.

35.2.
Recognition of Singapore Stay Powers

With respect to the provisions set out in this Agreement, the Parties agree that, despite any other provision of this Agreement or any other agreement, arrangement or understanding between the Parties relating to this Agreement, they will be bound by section 92 of the Financial Services and Markets Act 2022 of Singapore (the FSM Act) and by any suspension of a “termination right” in this Agreement imposed by the Monetary Authority of Singapore under section 93 of the FSM Act.

36.
Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

37.
Enforcement
37.1.
Jurisdiction of English courts
(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including any dispute relating to any non-contractual obligation arising from or in connection with this Agreement and any dispute regarding the existence, validity or termination of this Agreement) (a Dispute).
(b)
The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.
(c)
Notwithstanding paragraph (a) and paragraph (b) above, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.
37.2.
Service of process

Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated under the laws of England and Wales):

(a)
irrevocably appoints Law Debenture Corporate Services Limited as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document (for the avoidance of doubt, such appointment shall cover the Extended Final Repayment Date if the Extension occurs pursuant to Clause 6A (Extension of Final Repayment Date)); and

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(b)
agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

Each Obligor expressly agrees and consent to the provision of this Clause 37.2.

37.3.
Waiver of immunities

Each Obligor irrevocably waives, to the extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from:

(a)
suit;
(b)
jurisdiction of any court;
(c)
relief by way of injunction or order for specific performance or recovery of property;
(d)
attachment of its assets (whether before or after judgment); and
(e)
execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any proceedings in the courts of any jurisdiction (and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any immunity in any such proceedings).

This Agreement has been entered into on the date stated at the beginning of this Agreement.

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Schedule 1

The Lenders

Part A The Original Lenders

Name of Original Lender	Commitment (US$)
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED	[REDACTED]
CITIBANK N.A., HONG KONG BRANCH	[REDACTED]
CREDIT SUISSE AG, SINGAPORE BRANCH	[REDACTED]
DEUTSCHE BANK AG, SINGAPORE BRANCH (A JOINT STOCK COMPANY WITH LIMITED LIABILITY INCORPORATED IN THE FEDERAL REPUBLIC OF GERMANY, ACTING THROUGH ITS SINGAPORE BRANCH)	[REDACTED]
GOLDMAN SACHS BANK USA	[REDACTED]
GOLDMAN SACHS INTERNATIONAL BANK	[REDACTED]
JPMORGAN CHASE BANK, N.A., HONG KONG BRANCH	[REDACTED]
MIZUHO BANK, LTD. (INCORPORATED IN JAPAN WITH LIMITED LIABILITY), HONG KONG BRANCH	[REDACTED]
MORGAN STANLEY BANK, N.A.	[REDACTED]
Total:	US$3,000,000,000

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Part B The Second Restatement Effective Date Lenders

Name of Second Restatement Effective Date Lender	Commitment (US$)
BANK OF COMMUNICATIONS CO., LTD. HONG KONG BRANCH	[REDACTED]
BANK OF COMMUNICATIONS CO., LTD. OFFSHORE BANKING UNIT	[REDACTED]
BANK OF COMMUNICATIONS CO., LTD. MACAU BRANCH	[REDACTED]
CHINA CONSTRUCTION BANK (ASIA) CORPORATION LIMITED	[REDACTED]
HANG SENG BANK LIMITED	[REDACTED]
NANYANG COMMERCIAL BANK, LIMITED	[REDACTED]
THE BANK OF EAST ASIA, LIMITED	[REDACTED]
BANK OF CHINA LIMITED MACAU BRANCH	[REDACTED]
THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED	[REDACTED]
DBS BANK LTD.	[REDACTED]
DBS BANK LTD., HONG KONG BRANCH	[REDACTED]
INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED	[REDACTED]
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED	[REDACTED]
CHINA MERCHANTS BANK CO., LTD., HONG KONG BRANCH, A JOINT STOCK COMPANY INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA WITH LIMITED LIABILITY	[REDACTED]
CHINA MERCHANTS CO., LTD., OFFSHORE BANKING CENTER	[REDACTED]
CREDIT SUISSE AG, SINGAPORE BRANCH	[REDACTED]
STANDARD CHARTERED BANK (HONG KONG) LIMITED	[REDACTED]
WELLS FARGO BANK, NATIONAL ASSOCIATION	[REDACTED]
CITIBANK N.A., HONG KONG BRANCH	[REDACTED]
GOLDMAN SACHS BANK USA	[REDACTED]
GOLDMAN SACHS INTERNATIONAL BANK	[REDACTED]
THE NORINCHUKIN BANK, SINGAPORE BRANCH	[REDACTED]

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Name of Second Restatement Effective Date Lender	Commitment (US$)
CATHAY UNITED BANK, TAIWAN BRANCH	[REDACTED]
TAISHIN INTERNATIONAL BANK	[REDACTED]
KGI BANK	[REDACTED]
THE SHANGHAI COMMERCIAL & SAVINGS BANK, LTD.	[REDACTED]
AGRICULTURAL BANK OF CHINA LTD., NEW YORK BRANCH	[REDACTED]
BANK OF CHINA (HONG KONG) LIMITED	[REDACTED]
E. SUN COMMERCIAL BANK, LTD., HONG KONG BRANCH	[REDACTED]
MIZUHO BANK, LTD. (INCORPORATED IN JAPAN WITH LIMITED LIABILITY), HONG KONG BRANCH	[REDACTED]
SHINKIN CENTRAL BANK	[REDACTED]
WING LUNG BANK, LIMITED	[REDACTED]
OVERSEA-CHINESE BANKING CORPORATION LIMITED (INCORPORATED IN SINGAPORE WITH LIMITED LIABILITY)	[REDACTED]
SUMITOMO MITSUI BANKING CORPORATION	[REDACTED]
JPMORGAN CHASE BANK, N.A., HONG KONG BRANCH	[REDACTED]
MORGAN STANLEY BANK, N.A.	[REDACTED]
Total:	US$4,000,000,000

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Part C The Third Restatement Effective Date Lenders

Name of Third Restatement Effective Date Lender	Commitment (US$)
BANK OF CHINA LIMITED MACAU BRANCH	[REDACTED]
BANK OF CHINA (HONG KONG) LIMITED	[REDACTED]
THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED	[REDACTED]
BANK OF COMMUNICATIONS (HONG KONG) LIMITED (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY)	[REDACTED]
BANK OF COMMUNICATIONS CO., LTD. MACAU BRANCH	[REDACTED]
BANK OF COMMUNICATIONS CO., LTD. OFFSHORE BANKING UNIT	[REDACTED]
STANDARD CHARTERED BANK (HONG KONG) LIMITED	[REDACTED]
CHINA CONSTRUCTION BANK (ASIA) CORPORATION LIMITED	[REDACTED]
HANG SENG BANK LIMITED	[REDACTED]
AGRICULTURAL BANK OF CHINA LTD., NEW YORK BRANCH	[REDACTED]
DBS BANK LTD.	[REDACTED]
DBS BANK (HONG KONG) LIMITED (INCORPORATED WITH LIMITED LIABILITY UNDER THE LAWS OF HONG KONG)	[REDACTED]
INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED	[REDACTED]
CITIBANK, N.A., HONG KONG BRANCH (ORGANIZED UNDER THE LAWS OF THE U.S.A WITH LIMITED LIABILITY)	[REDACTED]
JPMORGAN CHASE BANK, N.A., HONG KONG BRANCH	[REDACTED]
CREDIT SUISSE AG, SINGAPORE BRANCH	[REDACTED]
MORGAN STANLEY BANK, N.A.	[REDACTED]
THE NORINCHUKIN BANK, SINGAPORE BRANCH	[REDACTED]
CHINA CITIC BANK INTERNATIONAL LIMITED	[REDACTED]
OVERSEA-CHINESE BANKING CORPORATION LIMITED (INCORPORATED IN SINGAPORE WITH LIMITED LIABILITY)	[REDACTED]
BARCLAYS BANK PLC	[REDACTED]

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Name of Third Restatement Effective Date Lender	Commitment (US$)
CAIXABANK, S.A.	[REDACTED]
NANYANG COMMERCIAL BANK, LIMITED	[REDACTED]
THE SHANGHAI COMMERCIAL & SAVINGS BANK, LTD.	[REDACTED]
CHINA MINSHENG BANKING CORP., LTD. HONG KONG BRANCH (A JOINT STOCK LIMITED COMPANY INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA)	[REDACTED]
DEUTSCHE BANK AG, SINGAPORE BRANCH (A JOINT STOCK COMPANY WITH LIMITED LIABILITY INCORPORATED IN THE FEDERAL REPUBLIC OF GERMANY, ACTING THROUGH ITS SINGAPORE BRANCH)	[REDACTED]
CATHAY UNITED BANK, TAIWAN BRANCH	[REDACTED]
MIZUHO BANK, LTD. (INCORPORATED IN JAPAN WITH LIMITED LIABILITY), HONG KONG BRANCH	[REDACTED]
CHINA MERCHANTS BANK CO., LTD., HONG KONG BRANCH, A JOINT STOCK COMPANY INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA WITH LIMITED LIABILITY	[REDACTED]
CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, HONG KONG BRANCH (INCORPORATED IN FRANCE WITH LIMITED LIABILITY)	[REDACTED]
Total:	US$4,000,000,000

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Part D The Fourth Restatement Effective Date Lenders

Name of Fourth Restatement Effective Date Lender	Place of incorporation	Tax status	Commitment (US$)
Industrial and Commercial Bank of China Limited, Singapore Branch	PRC	Qualifying Lender (other than a Treaty Lender)	[REDACTED]
Agricultural Bank of China Limited Singapore Branch, incorporated in the People’s Republic of China with limited liability	PRC	Qualifying Lender (other than a Treaty Lender)	[REDACTED]
Bank of China Limited Macau Branch	PRC	Not a Qualifying Lender	[REDACTED]
Bank of China (Hong Kong) Limited	Hong Kong	Not a Qualifying Lender	[REDACTED]
China Construction Bank Corporation Singapore Branch	PRC	Qualifying Lender (other than a Treaty Lender)	[REDACTED]
Banco Bilbao Vizcaya Argentaria, S.A. Singapore Branch	Spain	Qualifying Lender (other than a Treaty Lender)	[REDACTED]
Bank of Communications Co., Ltd Singapore Branch	PRC	Qualifying Lender (other than a Treaty Lender)	200,000,000
China Merchants Bank Co., Ltd (acting through its Singapore Branch)	PRC	Qualifying Lender (other than a Treaty Lender)	[REDACTED]
The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch	Hong Kong	Qualifying Lender (other than a Treaty Lender)	[REDACTED]
Oversea-Chinese Banking Corporation Limited	Singapore	Qualifying Lender (other than a Treaty Lender)	[REDACTED]
Citibank N.A., Singapore Branch (organized under the laws of the U.S.A with limited liability)	United States of America	Qualifying Lender (other than a Treaty Lender)	[REDACTED]
DBS Bank Ltd., Hong Kong Branch (a limited liability company incorporated in Singapore)	Singapore	Qualifying Lender (other than a Treaty Lender)	[REDACTED]

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DBS Bank Ltd. (a limited liability company incorporated in Singapore)	Singapore	Qualifying Lender (other than a Treaty Lender)	[REDACTED]
Nanyang Commercial Bank, Limited	Hong Kong	Not a Qualifying Lender	[REDACTED]
Mizuho Bank, Ltd. Singapore Branch	Japan	Treaty Lender	[REDACTED]
Standard Chartered Bank (Singapore) Limited	Singapore	Qualifying Lender (other than a Treaty Lender)	[REDACTED]
Hang Seng Bank Limited	Hong Kong	Not Qualifying Lender	[REDACTED]
JPMorgan Chase Bank, N.A., acting through its Singapore Branch (a national banking association organised under the laws of the United States of America with limited liability)	United States of America	Qualifying Lender (other than a Treaty Lender)	[REDACTED]
China CITIC Bank International Limited Singapore Branch	Hong Kong	Qualifying Lender (other than a Treaty Lender)	[REDACTED]
ING Bank N.V., Singapore Branch	Netherlands	Qualifying Lender (other than a Treaty Lender)	[REDACTED]
China Minsheng Banking Corp., Ltd. Hong Kong Branch (a joint stock limited company incorporated in the People’s Republic of China)	PRC	Not Qualifying Lender	[REDACTED]
CaixaBank, S.A	Spain	Qualifying Lender (other than a Treaty Lender)	[REDACTED]
Total:			US$3,170,000,000

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Schedule 2

Conditions Precedent

Part A

Conditions Precedent to Initial Utilisation

1.
Company
(a)
A copy of the constitutional documents of the Company (comprising, its currently effective memorandum and articles of association, certificate of incorporation (and certificate(s) of incorporation on change of name, if any), register of directors and register of mortgages and charges).
(b)
A copy of a resolution of the board of directors of the Company:
(i)
approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party;
(ii)
authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf;
(iii)
if applicable, authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party.
(c)
A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above.
(d)
A certificate from the Company (signed by a director) confirming that borrowing the Total Commitments would not cause any borrowing or similar limit binding on it to be exceeded.
(e)
A certificate of an authorised signatory of the Company certifying that each copy document specified in this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.
(f)
A copy of a certificate of good standing of the Company.
(g)
A copy of a certificate of incumbency (or registered office provider’s certificate) from the registered office provider of the Company.
2.
Finance Documents

Copies of the following (duly executed and delivered by all parties thereto):

(a)
this Agreement;
(b)
each Fee Letter (excluding any Additional Commitment Fee Letter); and
(c)
the Syndication Letter.

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3.
Legal opinions
(a)
A legal opinion as to English law from Freshfields Bruckhaus Deringer in relation to the documents referred to in paragraph 2 above, addressed to the Original Mandated Lead Arrangers, the Agent and the Original Lenders and in form and substance satisfactory to the Original Mandated Lead Arrangers, the Agent and the Original Lenders (acting reasonably).
(b)
A legal opinion as to Cayman Islands law from Maples Group, addressed to the Original Mandated Lead Arrangers, the Agent and the Original Lenders and in form and substance satisfactory to the Original Mandated Lead Arrangers, the Agent and the Original Lenders (acting reasonably).
4.
Other documents and evidence
(a)
Evidence that the process agent referred to in Clause 37.2 (Service of process) has accepted its appointment.
(b)
A copy of the Group Structure Chart.
(c)
Evidence that any fees, costs and expenses then due from the Company pursuant to Clause 11 (Fees) and Clause 16 (Costs and Expenses) have been paid or will be paid by the first Utilisation Date.

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Part B

Conditions Precedent Required to be Delivered by an Additional Borrower

1.
An Accession Letter, duly executed by the Additional Borrower and the Company.
2.
A copy of the constitutional documents of the Additional Borrower.
3.
A copy of a resolution of the board of directors of the Additional Borrower:
(a)
approving the terms of, and the transactions contemplated by, the Accession Letter and the Finance Documents and resolving that it execute the Accession Letter;
(b)
authorising a specified person or persons to execute the Accession Letter on its behalf;
(c)
authorising a specified person or persons, on its behalf, to sign and/or despatch all other documents and notices (including any Utilisation Request) to be signed and/or despatched by it under or in connection with the Finance Documents; and
(d)
appointing the Company as the Additional Borrower’s Agent in relation to the Finance Documents pursuant to Clause 2.7 (Obligors’ Agent).
4.
A specimen of the signature of each person authorised by the resolution referred to in paragraph 3 above.
5.
A certificate of the Additional Borrower (signed by a director) confirming that borrowing the Total Commitments would not cause any borrowing or similar limit binding on it to be exceeded.
6.
A certificate of an authorised signatory of the Additional Borrower certifying that each copy document listed in this Part B of Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of the Accession Letter.
7.
A legal opinion as to English law from Freshfields, addressed to the Agent and the Lenders and in form and substance satisfactory to the Agent and the Lenders (acting reasonably).
8.
If the proposed Additional Borrower is incorporated in a jurisdiction other than England and Wales, a legal opinion as to the laws of its jurisdiction of incorporation, addressed to the Agent and the Lenders and in form and substance satisfactory to the Agent and the Lenders (acting reasonably).
9.
If the proposed Additional Borrower is incorporated in a jurisdiction other than England and Wales, evidence that the process agent specified in Clause 37.2 (Service of process) has accepted its appointment in relation to the proposed Additional Borrower.
10.
If required, evidence in form and substance satisfactory to the Agent (acting reasonably) that the approval from the National Development and Reform Commission of the PRC in respect of the accession by the Additional Borrower has been obtained.

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Schedule 3

Utilisation Request

From: [Obligor]

To: [Agent]

Dated:

Alibaba Group Holding Limited – US$3,170,000,000 Facility Agreement dated 9 March 2016, as amended by a syndication and amendment agreement dated 3 May 2016, an amendment and restatement agreement dated 29 May 2019, an amendment and restatement agreement dated 16 May 2023 and an amendment and restatement agreement dated 2025 respectively

(the Facility Agreement)

1.
We refer to the Facility Agreement. This is a Utilisation Request. Terms defined in the Facility Agreement shall have the same meaning in this Utilisation Request.
2.
We wish to borrow a Loan on the following terms:

Borrower(s)	[●]
Proposed Utilisation Date:	[●] (or, if that is not a Business Day, the next Business Day)
Currency of Loan:	[●]
Amount:	[●] or, if less, the Available Facility
Interest Period:	[●]
3.
We confirm that each applicable condition specified in Clause 4.2 (Further conditions precedent) is satisfied on the date of this Utilisation Request.
4.
The proceeds of this Loan should be credited to [account].
5.
This Utilisation Request is irrevocable.

Yours faithfully

Yours faithfully

authorised signatory for [Obligor]

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Schedule 4

Form of Transfer Certificate

To: [ ] as Agent

From: [The Existing Lender] (the Existing Lender) and [The New Lender] (the New Lender)

Dated:

Alibaba Group Holding Limited – US$3,170,000,000 Facility Agreement dated 9 March 2016, as amended by a syndication and amendment agreement dated 3 May 2016, an amendment and restatement agreement dated 29 May 2019, an amendment and restatement agreement dated 16 May 2023 and an amendment and restatement agreement dated 2025 respectively

(the Facility Agreement)

1.
We refer to Clause 21.5 (Procedure for transfer) of the Facility Agreement. This is a Transfer Certificate. Terms used in the Facility Agreement shall have the same meaning in this Transfer Certificate.
2.
The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation, and in accordance with Clause 21.5 (Procedure for transfer), all of the Existing Lender’s rights and obligations under the Facility Agreement and the other Finance Documents which relate to that portion of the Existing Lender’s Commitment(s) and participations in Loans under the Facility Agreement as specified in the Schedule.
3.
The proposed Transfer Date is [ ].
4.
The Facility Office and address, fax number and attention particulars for notices of the New Lender for the purposes of Clause 28.2 (Addresses) are set out in the Schedule.
5.
The New Lender expressly acknowledges:
(a)
the limitations on the Existing Lender’s obligations set out in paragraphs (a) and (c) of Clause 21.4 (Limitation of responsibility of Existing Lenders); and
(b)
that it is the responsibility of the New Lender to ascertain whether any document is required or any formality or other condition requires to be satisfied to effect or perfect the transfer contemplated by this Transfer Certificate or otherwise to enable the New Lender to enjoy the full benefit of each Finance Document.
6.
The New Lender confirms that it is:
(a)
[a Qualifying Lender (other than a Treaty Lender);]
(b)
[a Treaty Lender;]
(c)
[not a Qualifying Lender].

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7.
The New Lender confirms that it is a “New Lender” within the meaning of Clause 21.1 (Transfers by the Lenders).
8.
The New Lender confirms that it is not an Industrial Competitor.
9.
This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.
10.
This Transfer Certificate [and all non-contractual obligations arising from or in connection with this Transfer Certificate] [is/are] governed by English law.
11.
This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate.

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THE SCHEDULE

Commitment/rights and obligations to be transferred, and other particulars

Commitment/participation(s) transferred
Drawn Loan(s) participation(s) amount(s):	[ ]
Available Commitment amount:	[ ]
Administration particulars:
New Lender’s receiving account:	[ ]
Address:	[ ]
Telephone:	[ ]
Facsimile:	[ ]
Attn/Ref:	[ ]
[the Existing Lender]	[the New Lender]
By:	By:

This Transfer Certificate is executed by the Agent and the Transfer Date is confirmed as [ ].

[the Agent]

By:

Note: It is the New Lender’s responsibility to ascertain whether any other document is required, or any formality or other condition is required to be satisfied, to effect or perfect the transfer contemplated in this Transfer Certificate or to give the New Lender full enjoyment of all the Finance Documents.

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Schedule 5

Form of Increase Confirmation

To: Citicorp International Limited as Agent

Alibaba Group Holding Limited as the Company and Obligors’ Agent

From: [the Increase Lender] (the Increase Lender)

Dated:

Alibaba Group Holding Limited – US$3,170,000,000 Facility Agreement dated 9 March 2016, as amended by a syndication and amendment agreement dated 3 May 2016, an amendment and restatement agreement dated 29 May 2019, an amendment and restatement agreement dated 16 May 2023 and an amendment and restatement agreement dated 2025 respectively

(the Facility Agreement)

1.
We refer to the Facility Agreement. This agreement (the Agreement) shall take effect as an Increase Confirmation for the purpose of the Facility Agreement. Terms defined in the Facility Agreement have the same meaning in this Agreement unless given a different meaning in this Agreement.
2.
We refer to Clause 2.2 (Increase) of the Facility Agreement.
3.
The Increase Lender agrees to assume and will assume all of the obligations corresponding to the Commitment specified in the Schedule (the Relevant Commitment) as if it was an Original Lender under the Facility Agreement.
4.
The proposed date on which the increase in relation to the Increase Lender and the Relevant Commitment is to take effect (the Increase Date) is [ ].
5.
On the Increase Date, the Increase Lender becomes party to the relevant Finance Documents as a Lender.
6.
The Facility Office and address, fax number and attention details for notices to the Increase Lender for the purposes of Clause 28.2 (Addresses) of the Facility Agreement are set out in the Schedule.
7.
The Increase Lender expressly acknowledges the limitations on the Lenders’ obligations referred to in paragraph (d) of Clause 2.2 (Increase) of the Facility Agreement.
8.
The Increase Lender confirms that it is:
(a)
[a Qualifying Lender (other than a Treaty Lender);]
(b)
[a Treaty Lender;]
(c)
[not a Qualifying Lender].

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9.
This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.
10.
This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.
11.
This Agreement has been entered into on the date stated at the beginning of this Agreement.

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THE SCHEDULE

Relevant Commitment/rights and obligations to be assumed by the Increase Lender

[insert relevant details]

[Facility Office address, fax number and attention details for notices and account details for payments]

[Increase Lender]

By:

This Agreement is accepted as an Increase Confirmation for the purposes of the Facility Agreement by the Agent and the Increase Date is confirmed as [ ].

Agent

By:

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Schedule 6

Form of Confidentiality Undertaking

[Letterhead of Existing Lender]

To:

[insert name of potential transferee / Participant]

The Facility Agreement

Obligor(s): Alibaba Group Holding Limited [and [●]] Date of Facility Agreement: Amount: US$[●] Facility Agent: Citicorp International Limited

We understand that you are considering acquiring an interest in the Facility Agreement and (if applicable) the other Finance Documents which, subject to the Facility Agreement, may be by way of novation, the entering into, whether directly or indirectly, of a sub-participation or any other transaction under which payments are to be made or may be made by reference to one or more Finance Documents and/or the Obligors or by way of investing in or otherwise financing, directly or indirectly, any such novation, sub-participation or other transaction (the Acquisition).

In consideration of us agreeing to make available to you certain information, by your signature of a copy of this letter you agree as follows:

1.
Confidentiality Undertaking

You undertake:

(a)
to keep the Confidential Information confidential and not to disclose it to anyone except as provided for by paragraph 2 below and to ensure that the Confidential Information is protected with security measures and a degree of care that would apply to your own confidential information; and
(b)
until the Acquisition is completed, to use the Confidential Information only for the Permitted Purpose.
2.
Permitted Disclosure

You may disclose Confidential Information:

(a)
to any member of the Purchaser Group, its professional advisers, officers, directors, employees, auditors and other persons providing services to it (provided that such person is under a duty of confidentiality in relation to the Confidential Information, professional, contractual or otherwise, to you)

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to the extent necessary for the Permitted Purpose, if such person to whom the Confidential Information is to be given pursuant to this paragraph is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information, except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;
(b)
(i) where requested or required by any court of competent jurisdiction or any competent banking, taxation, judicial, governmental, supervisory, regulatory or equivalent body, (ii) where required by the rules of any stock exchange on which the shares or other securities of any member of the Purchaser Group are listed or (iii) where required by the laws or regulations of any country with jurisdiction over the affairs of any member of the Purchaser Group;
(c)
to any person:
(i)
to (or through) whom you transfer (or may potentially transfer) all or any of the rights, benefits and obligations which you may acquire under the Facility Agreement; or
(ii)
with (or through) whom you enter into (or may potentially enter into) any sub-participation in relation to, or any other transaction under which payments are to be made by reference to, the Facility, the Facility Agreement and/or one or more of the other Finance Documents or the Obligors, provided that such person has delivered to you (with a copy to the Company) a letter in equivalent form to this letter; and

(d)
notwithstanding paragraphs (a) to (c) above, to such persons to whom, and on the same terms as, a Finance Party is permitted to disclose Confidential Information under the Facility Agreement, as if such permissions were set out in full in this letter and as if references in those permissions to a Finance Party were references to you.
3.
Notification of Required or Unauthorised Disclosure

To the extent practicable and permitted by law and regulation, you agree to inform us:

(a)
of the full circumstances of any disclosure under paragraph 2(b) above except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and
(b)
upon becoming aware that Confidential Information has been disclosed in breach of this letter.

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4.
Return/Destruction of Confidential Information

If you do not enter into the Acquisition and we so request in writing, you shall:

(a)
return or destroy all Confidential Information supplied to you by us;
(b)
destroy or permanently erase all copies of Confidential Information made by you; and
(c)
use reasonable endeavours to ensure that anyone who has received any Confidential Information destroys or permanently erases such Confidential Information and all copies made by them,

in each case save to the extent that you or the recipients are required to retain any such Confidential Information by any applicable law, rule or regulation or by any competent banking, taxation, judicial, governmental, supervisory, regulatory or equivalent body or where required by the rules of any stock exchange on which the shares or other securities of any member of the Purchaser Group are listed or in accordance with internal policy, or where the Confidential Information has been disclosed under paragraph 2(b) above.

However, you and any such recipients shall not be under any obligation to return, destroy or permanently erase any Confidential Information:

(i)
contained in any work produced by any member of the Purchaser Group, its professional advisers or other persons providing services to it, to the extent that any of them are required by any applicable law, rule or regulation or by any competent banking, taxation, judicial, governmental, supervisory, regulatory or equivalent body or stock exchange or by internal policy to retain such work; or
(ii)
contained in any computer record or file which has been created by or pursuant to any automatic electronic archiving system or IT back-up procedure.
5.
Continuing Obligations

The obligations in this letter are continuing and, in particular, shall survive the termination of any discussions or negotiations between you and us. Notwithstanding the previous sentence, the obligations in this letter shall cease on the earliest of:

(a)
if you become a party to the Facility Agreement as a lender of record, the date on which you become such a party to the Facility Agreement;
(b)
if you enter into the Acquisition but it does not result in you becoming a party to the Facility Agreement as a lender of record, the date falling twelve (12) months after the date on which all of your rights and obligations contained in the documentation entered into to implement that Acquisition have terminated;

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(c)
in any other case, the date falling twelve (12) months after the date of your final receipt (in whatever manner) of any Confidential Information.
6.
No Representation; Consequences of Breach, etc

You acknowledge and agree that:

(a)
neither we nor any member of the Company Group nor any of our or their respective officers, employees, affiliates or advisers (each a Relevant Person) (i) make any representation or warranty, express or implied, as to, or assume any responsibility for, the accuracy, reliability or completeness of any of the Confidential Information or any other information supplied by us or any member of the Company Group or the assumptions on which it is based or (ii) shall be under any obligation to update or correct any inaccuracy in the Confidential Information or any other information supplied by us or any member of the Company Group or be otherwise liable to you or any other person in respect of the Confidential Information or any such information; and
(b)
we or members of the Company Group may be irreparably harmed by the breach of the terms of this letter and damages may not be an adequate remedy; each Relevant Person may be granted an injunction or specific performance for any threatened or actual breach by you of the provisions of this letter.

If you become a party to the Finance Documents, the terms of paragraph (a) above are without prejudice to your right to enforce and enjoy any term of any Finance Document on and from the date on which you become a party to the Finance Documents.

7.
No Waiver; Amendments, etc

This letter sets out the full extent of your obligations of confidentiality owed to us in relation to the information the subject of this letter and supersedes any previous agreement, whether express or implied, regarding the information the subject of this letter. No failure or delay in exercising any right, power or privilege under this letter will operate as a waiver thereof nor will any single or partial exercise of any right, power or privilege preclude any further exercise thereof or the exercise of any other right, power or privilege under this letter. The terms of this letter and your obligations under this letter may be amended or modified only by written agreement between you and us.

8.
Inside Information

You acknowledge that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities laws relating to insider dealing or market misconduct and you undertake not to use any Confidential Information for any unlawful purpose.

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9.
Nature of Undertakings

The undertakings given by you in this letter are given to us and (without implying any fiduciary obligations on our part) are also given for the benefit of each member of the Company Group.

10.
Third party rights

Subject to this paragraph 10 and to paragraphs 6 and 9 above, a person who is not a party to this letter has no right under the Contracts (Rights of Third Parties) Act 1999 (the Third Parties Act) to enforce or to enjoy the benefit of any term of this letter.

The Relevant Persons and each member of the Company Group may enjoy the benefit of the terms of paragraphs 6 and 9 above subject to and in accordance with this paragraph 10 and the provisions of the Third Parties Act.

Notwithstanding any provisions of this letter, the parties to this letter do not require the consent of any Relevant Person or any member of the Company Group to rescind or vary this letter at any time.

11.
Governing Law and Jurisdiction

This letter (including the agreement constituted by your acknowledgement of its terms) and all non-contractual obligations arising from or in connection with this letter shall be governed by and construed in accordance with the laws of England and the courts of England have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this letter (including a dispute relating to any non-contractual obligation arising out of or in connection with this letter).

12.
Definitions

In this letter (including the acknowledgement set out below):

Company Group means Alibaba Group Holding Limited and each of its Holding Companies and Subsidiaries and each Subsidiary of each of its Holding Companies.

Confidential Information means the Finance Documents, any information relating to an Obligor, the Company Group, the Finance Documents or the Facility (including without limitation the information package and any other information provided in relation to the Facility) provided to you by us or any of our affiliates or advisers, in whatever form, and:

(a)
includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information, but
(b)
excludes information that:
(i)
is or becomes public knowledge other than as a direct or indirect result of any breach by you of this letter, or

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(ii)
is known by you before the date the information is provided to you by us or any of our affiliates or advisers, or
(iii)
is lawfully disclosed to you, other than from a source which is connected with the Company Group, after the date it is provided to you by us or any of our affiliates or advisers,

and which, in the case of sub-paragraphs (b)(ii) and (b)(iii) above, as far as you are aware, has not been disclosed in violation of, and is not otherwise subject to, any obligation of confidentiality.

Facility Agreement means the Facility Agreement described in the heading of this letter.

Finance Documents means the documents defined in the Facility Agreement as Finance Documents.

Finance Party means the parties defined in the Facility Agreement as Finance Parties.

Holding Company means, in relation to any company or corporation, any other company or corporation in respect of which it is a Subsidiary.

Permitted Purpose means considering and evaluating whether to enter into the Acquisition.

Purchaser Group means you, your head office and any other branch, each of your Holding Companies and Subsidiaries and each Subsidiary of each of your Holding Companies.

Subsidiary means, in relation to any company or corporation, a company or corporation:

(a)
which is controlled, directly or indirectly, by the first mentioned company or corporation;
(b)
more than half the issued share capital of which is beneficially owned, directly or indirectly, by the first mentioned company or corporation; or
(c)
which is a Subsidiary of another Subsidiary of the first mentioned company or corporation,

and, for this purpose, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to direct its affairs and/or to control the composition of its board of directors or equivalent body.

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Please acknowledge your agreement to the above by signing and returning the enclosed copy.

Yours faithfully

for and on behalf of
[Existing Lender]

To: [Existing Lender]

The Obligor(s) and each other member of the Company Group

We acknowledge and agree to the above:

for and on behalf of
[potential transferee / Participant]

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Schedule 7

Account Details

Part A Original Lenders

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

CURRENCY:
USD CORRESPONDENT BANK:
SWIFT ADDRESS:
BENEFICIARY BANK:
SWIFT ADDRESS:
BENEFICIARY NAME:
BENEFICIARY ACCOUNT NUMBER:
ATTENTION:
REFERENCE:

CITIBANK N.A., HONG KONG BRANCH

CORRESPONDENT BANK NAME:
CORRESPONDENT BANK SWIFT ADDRESS:
BENEFICIARY BANK ACCOUNT NUMBER:
BENEFICIARY BANK ACCOUNT NAME:
BENEFICIARY BANK SWIFT ADDRESS:
FINAL BENEFICIARY ACCOUNT NUMBER:
FINAL BENEFICIARY ACCOUNT NAME:
ATTENTION:

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CREDIT SUISSE AG, SINGAPORE BRANCH

CURRENCY:
BENEFICIARY BANK:
SWIFT NO.:
BENEFICIARY DETAILS:
A/C NO.:
REFERENCE:

DEUTSCHE BANK AG, SINGAPORE BRANCH (A JOINT STOCK COMPANY WITH LIMITED LIABILITY INCORPORATED IN THE FEDERAL REPUBLIC OF GERMANY, ACTING THROUGH ITS SINGAPORE BRANCH)

CORRESPONDENT BANK NAME:
CORRESPONDENT BANK SWIFT ADDRESS:
BENEFICIARY BANK ACCOUNT NUMBER:
BENEFICIARY BANK ACCOUNT NAME:
BENEFICIARY BANK SWIFT ADDRESS:
FINAL BENEFICIARY ACCOUNT NUMBER:
FINAL BENEFICIARY ACCOUNT NAME:
ATTENTION: GOLDMAN SACHS BANK USA CURRENCY: ROUTING CODE:

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ABA:
NAME:
LOCATION:
ROUTING CODE:
NAME:
ACCOUNT:
REF:

GOLDMAN SACHS INTERNATIONAL BANK

CURRENCY:
ROUTING CODE:
ABA:
NAME:
LOCATION:
ROUTING CODE:
NAME:
ACCOUNT:
REF:

JPMORGAN CHASE BANK, N.A., HONG KONG BRANCH

CORRESPONDENT BANK:
SWIFT CODE:
A/C NAME:
SWIFT CODE:
A/C NO.:
REFERENCE:

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MIZUHO BANK, LTD. (INCORPORATED IN JAPAN WITH LIMITED LIABILITY), HONG KONG BRANCH

PAY TO:
FOR ACCOUNT OF:
ACCOUNT NO.:
REFERENCE: MORGAN STANLEY BANK, N.A. BENEFICIARY ACCOUNT NAME: BENEFICIARY ACCOUNT NUMBER: BANK NAME: BANK SWIFT: ABA: REFERENCE:

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Part B Third Restatement Effective Date Lenders

AGRICULTURAL BANK OF CHINA LIMITED, NEW YORK BRANCH

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Reference

BANK OF CHINA (HONG KONG) LIMITED

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

BANK OF CHINA LIMITED MACAU BRANCH

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Reference

BANK OF COMMUNICATIONS (HONG KONG) LIMITED (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY)

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

BANK OF COMMUNICATIONS CO., LTD. MACAU BRANCH

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT

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Reference

BANK OF COMMUNICATIONS CO., LTD. OFFSHORE BANKING UNIT

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

BARCLAYS BANK PLC

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

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CAIXABANK, S.A.

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

CATHAY UNITED BANK, TAIWAN BRANCH

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

CHINA CITIC BANK INTERNATIONAL LIMITED

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

CHINA CONSTRUCTION BANK (ASIA) CORPORATION LIMITED

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

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CHINA MERCHANTS BANK CO., LTD., HONG KONG BRANCH, A JOINT STOCK COMPANY INCORPORATED IN THE PEOPLE'S REPUBLIC OF CHINA WITH LIMITED LIABILITY

Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

CHINA MINSHENG BANKING CORP., LTD. HONG KONG BRANCH (A JOINT STOCK LIMITED COMPANY INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA)

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

CITIBANK, N.A., HONG KONG BRANCH (ORGANIZED UNDER THE LAWS OF THE U.S.A WITH LIMITED LIABILITY)

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, HONG KONG BRANCH (INCORPORATED IN FRANCE WITH LIMITED LIABILITY)

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

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CREDIT SUISSE AG, SINGAPORE BRANCH

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

DBS BANK (HONG KONG) LIMITED (INCORPORATED WITH LIMITED LIABILITY UNDER THE LAWS OF HONG KONG)

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference DBS BANK LTD. Correspondent Bank Name Correspondent Bank SWIFT Beneficiary Account Number Beneficiary Account Name Beneficiary Account SWIFT Reference

DEUTSCHE BANK AG, SINGAPORE BRANCH (A JOINT STOCK COMPANY WITH LIMITED LIABILITY INCORPORATED IN THE FEDERAL REPUBLIC OF GERMANY, ACTING THROUGH ITS SINGAPORE BRANCH)

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference HANG SENG BANK LIMITED Correspondent Bank Name Correspondent Bank SWIFT Beneficiary Account Number

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Beneficiary Account Name Beneficiary Account SWIFT Reference

INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Reference

JPMORGAN CHASE BANK, N.A., ACTING THROUGH ITS HONG KONG BRANCH

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

MIZUHO BANK, LTD. (INCORPORATED IN JAPAN WITH LIMITED LIAIBLITY), HONG KONG BRANCH

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

MORGAN STANLEY BANK, N.A.

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Reference

NANYANG COMMERCIAL BANK, LIMITED

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name

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Beneficiary Account SWIFT
Reference

OVERSEA-CHINESE BANKING CORPORATION LIMITED (INCORPORATED IN SINGAPORE WITH LIMITED LIABILITY)

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

STANDARD CHARTERED BANK (HONG KONG) LIMITED

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

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THE NORINCHUKIN BANK, SINGAPORE BRANCH

Correspondent Bank Name
Correspondent Bank SWIFT

Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

THE SHANGHAI COMMERCIAL & SAVINGS BANK, LTD

Correspondent Bank Name
Correspondent Bank SWIFT
Beneficiary Account Number
Beneficiary Account Name
Beneficiary Account SWIFT
Reference

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Part C Fourth Restatement Effective Date Lenders

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, SINGAPORE BRANCH

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

AGRICULTURAL BANK OF CHINA LIMITED SINGAPORE BRANCH, INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA WITH LIMITED LIABILITY

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

BANK OF CHINA LIMITED MACAU BRANCH

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

159|176

BANK OF CHINA (HONG KONG) LIMITED

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

CHINA CONSTRUCTION BANK CORPORATION SINGAPORE BRANCH

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

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BANCO BILBAO VIZCAYA ARGENTARIA, S.A. SINGAPORE BRANCH

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

BANK OF COMMUNICATIONS CO., LTD SINGAPORE BRANCH

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

CHINA MERCHANTS BANK CO., LTD (ACTING THROUGH ITS SINGAPORE BRANCH)

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

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THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, SINGAPORE BRANCH

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

OVERSEA-CHINESE BANKING CORPORATION LIMITED

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

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CITIBANK N.A., SINGAPORE BRANCH (ORGANIZED UNDER THE LAWS OF THE U.S.A WITH LIMITED LIABILITY)

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

DBS BANK LTD., HONG KONG BRANCH (A LIMITED LIABILITY COMPANY INCORPORATED IN SINGAPORE)

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

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DBS BANK LTD. (A LIMITED LIABILITY COMPANY INCORPORATED IN SINGAPORE)

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

NANYANG COMMERCIAL BANK, LIMITED

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

MIZUHO BANK, LTD. SINGAPORE BRANCH

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

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STANDARD CHARTERED BANK (SINGAPORE) LIMITED

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

HANG SENG BANK LIMITED

By CHATS

Beneficiary Bank

Bank Code

Branch Code

SWIFT Code

Reference

JPMORGAN CHASE BANK, N.A., ACTING THROUGH ITS SINGAPORE BRANCH (A NATIONAL BANKING ASSOCIATION ORGANISED UNDER THE LAWS OF THE UNITED STATES OF AMERICA WITH LIMITED LIABILITY)

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

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CHINA CITIC BANK INTERNATIONAL LIMITED SINGAPORE BRANCH

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

ING BANK N.V., SINGAPORE BRANCH

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

CHINA MINSHENG BANKING CORP., LTD. HONG KONG BRANCH (A JOINT STOCK LIMITED COMPANY INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA)

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

CAIXABANK, S.A

Correspondent Bank Name

Correspondent Bank SWIFT

Beneficiary Account Number

Beneficiary Account Name

Beneficiary Account SWIFT

Reference

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Schedule 8

Form of Additional Commitment Notice

Additional Commitment Notice number: [1/2/3 …]

To: The Agent

From: The Company and the Accordion Lenders named herein

Dated: [•]

Alibaba Group Holding Limited – US$3,170,000,000 Facility Agreement dated 9 March 2016, as amended by a syndication and amendment agreement dated 3 May 2016, an amendment and restatement agreement dated 29 May 2019, an amendment and restatement agreement dated 16 May 2023 and an amendment and restatement agreement dated 2025 respectively

(the Facility Agreement)

1.
We refer to the Facility Agreement. This notice shall take effect as an Additional Commitment Notice for the purpose of the Facility Agreement. Unless otherwise defined herein, terms used in the Facility Agreement shall have the same meaning in this notice.
2.
We refer to Clause 2.3 (Additional Commitments) of the Facility Agreement.
3.
We have agreed with the following Accordion Lenders that they commit Additional Commitments as follows:

Name of Accordion Lender	Existing Lenders (yes/no)	Additional Commitment (US$)

TOTAL:
4.
The date on which the Additional Commitments referred to above are confirmed is [DATE].
5.
By countersigning this notice:
(a)
each Accordion Lender agrees to commit the Additional Commitments set out against its name in paragraph 3 above and assume all of the obligations corresponding to such Additional Commitments as a Lender under the Facility Agreement;
(b)
each Accordion Lender which is not an Existing Lender under the Facility Agreement expressly confirms and acknowledges the following:
(i)
it is not an Industrial Competitor;

167|176

(ii)
on and with effect from the date referred to in paragraph 4 above, it shall become party to the Facility Agreement and the other relevant Finance Documents as a Lender;
(iii)
its Facility Office and address, fax number and attention details for notices for the purposes of Clause 28.2 (Addresses) of the Facility Agreement are set out in the Schedule to this notice; and
(iv)
it is its own responsibility to ascertain whether any document is required or any formality or other condition is required to be satisfied to enable it to enjoy the full benefit of each Finance Document.
6.
The Accordion Lender confirms that it is:
(a)
[a Qualifying Lender (other than a Treaty Lender);]
(b)
[a Treaty Lender;]
(c)
[not a Qualifying Lender].
7.
This notice may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this notice.
8.
This notice and all non-contractual obligations arising from or in connection with this notice are governed by English law.
9.
This notice has been entered into on the date stated at the beginning of this notice.

Yours faithfully

authorised signatory for
Alibaba Group Holding Limited

Countersigned by

[NAME OF EACH ACCORDION LENDER]

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THE SCHEDULE

[insert relevant details for each Accordion Lender

which is not an Existing Lender under the Facility Agreement]

[Facility Office address, fax number and attention details for notices and account details for payments]

This notice is accepted as an Additional Commitment Notice for the purposes of the Facility Agreement by the Agent.

Agent

By:

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Schedule 9

Form of Accession Letter

To: The Agent

From: [Subsidiary] and the Company Dated:

Alibaba Group Holding Limited – US$3,170,000,000 Facility Agreement dated 9 March 2016, as amended by a syndication and amendment agreement dated 3 May 2016, by an amendment and restatement agreement dated 29 May 2019, an amendment and restatement agreement dated 16 May 2023 and an amendment and restatement agreement dated 2025 respectively (the Facility Agreement)

1.
We refer to the Facility Agreement. This is an Accession Letter. Terms defined in the Facility Agreement have the same meaning in this Accession Letter unless given a different meaning in this Accession Letter.
2.
[Subsidiary] agrees to become an Additional Borrower and to be bound by the terms of the Facility Agreement as an Additional Borrower pursuant to Clause 22.2 (Additional Borrowers) of the Facility Agreement. [Subsidiary] is a company duly incorporated under the laws of [name of relevant jurisdiction].
3.
The Company confirms that no Default is continuing or would occur as a result of [Subsidiary] becoming an Additional Borrower.
4.
[Subsidiary’s] administrative details are as follows:

Address:

Fax No:

Attention:

5.
This Accession Letter, and all non-contractual obligations arising out of or in connection with this Accession Letter, are governed by English law.

This Accession Letter is entered into by deed.

Alibaba Group Holding Limited	[Subsidiary]

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Schedule 10

Form of Resignation Letter

To: The Agent

From: [resigning Obligor] and the Company

Dated:

Alibaba Group Holding Limited – US$3,170,000,000 Facility Agreement dated 9 March 2016, as amended by a syndication and amendment agreement dated 3 May 2016, an amendment and restatement agreement dated 29 May 2019, an amendment and restatement agreement dated 16 May 2023 and an amendment and restatement agreement dated 2025 respectively (the Facility Agreement)

1.
We refer to the Facility Agreement. This is a Resignation Letter. Terms defined in the Facility Agreement have the same meaning in this Resignation Letter unless given a different meaning in this Resignation Letter.
2.
Pursuant to Clause 22.3 (Resignation of an Obligor) of the Facility Agreement, we request that [resigning Obligor] be released from its obligations as an Obligor under the Facility Agreement.
3.
We confirm that:
(a)
no Default is continuing or would result from the acceptance of this request; and
(b)
no payment is due from, and there are no outstanding Loans which are drawn by, the relevant Obligor.
4.
This Resignation Letter, and all non-contractual obligations arising out of or in connection with this Resignation Letter, are governed by English law.

Alibaba Group Holding Limited	[Subsidiary]

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Schedule 11

Form of Ancillary Document

To: [Ancillary Lender] (the Ancillary Lender)

From: [Obligor] (the Ancillary Borrower)

Dated:

Alibaba Group Holding Limited – US$3,170,000,000 Facility Agreement dated 9 March 2016, as amended by a syndication and amendment agreement dated 3 May 2016, an amendment and restatement agreement dated 29 May 2019, an amendment and restatement agreement dated 16 May 2023 and an amendment and restatement agreement dated 2025 respectively (the Facility Agreement)

1.
We refer to the Facility Agreement. This is an Ancillary Document. Terms defined in the Facility Agreement have the same meaning in this Ancillary Document unless given a different meaning in this Ancillary Document.
2.
The purpose of this Ancillary Document is to record our agreement as to the terms of this Ancillary Facility between the Ancillary Borrower and the Ancillary Lender.
3.
We hereby agree to the establishment of an Ancillary Facility to be made available by you to us with the following terms:
(a)
Type of facility: [Committed] / [Uncommitted] [Short term loan facility]
(b)
Ancillary Commencement Date: [ ]
(c)
Ancillary Termination Date: [ ]
(d)
Ancillary Commitment and maximum amount of the Ancillary Facility: [ ], provided that:
(i)
the Ancillary Outstandings shall not exceed the Ancillary Commitment; and
(ii)
the Ancillary Commitment shall not exceed the Available Commitment (before taking into account the effect of this Ancillary Facility on such Available Commitment) of the Ancillary Lender (or the Lender of which the Ancillary Lender is an Affiliate);
(e)
Currency: [USD] / [HKD] / [CNH]
(f)
Interest rate: The percentage rate per annum which is [the aggregate of the Ancillary Facility Margin (as defined below) and [Term SOFR] / [HIBOR] / [CNH HIBOR] / [LPR]] / [Fixed interest rate]
(g)
[Additional terms relating to [CNH] / [LPR]: As set out in the Schedule]

172|176

(h)
Ancillary Facility Margin: [ ]
(i)
Interest period: [ ]
(j)
Commitment fee: Not applicable
(k)
Break Costs: [Applicable] / [Not applicable]
(l)
Repayment: [Repayment in full on the Ancillary Termination Date], provided that the Ancillary Commitment shall be reduced to zero and all Ancillary Outstandings shall be repaid not later than the Final Repayment Date (or such earlier date as the Commitment of the Ancillary Lender (or its Affiliate) is reduced to zero)
(m)
Payment mechanics: Any payment by the Ancillary Borrower under this Ancillary Facility shall be made [to the Ancillary Lender] / [to the Agent pursuant to clause 26.1 (Payments to the Agent) of the Facility Agreement]11
4.
The Ancillary Lender:
(a)
confirms that it is:
(i)
[a Qualifying Lender (other than a Treaty Lender);]
(ii)
[a Treaty Lender;]
(iii)
[not a Qualifying Lender]; and
(b)
acknowledges that clause 5A (Ancillary Facilities) of the Facility Agreement shall apply to this Ancillary Facility.
5.
The Ancillary Borrower hereby requests to borrow a loan on [Date] (the Ancillary Facility Utilisation Date) in an amount equal to [the Ancillary Commitment] (the Ancillary Facility Loan) and hereby confirms that each condition specified in paragraph (b) of clause 4.2 (Further conditions precedent) of the Facility Agreement is satisfied on the date hereof. The proceeds of the Ancillary Facility Loan should be credited to [Account].
6.
The Repeating Representations (only to the extent such Repeating Representations are expressed to be given by the Ancillary Borrower (in its capacity as an Obligor) and, for the avoidance of doubt, excluding any other representations set out in clause 17 (Representations) of the Facility Agreement) shall be made by the Ancillary Borrower on the Ancillary Facility Utilisation Date and deemed to be repeated on the first day of each Interest Period under this Ancillary Facility.

1 Include Agent as a party to this Ancillary Document if payments under the Ancillary Facility will be made through the Agent.

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7.
Any communication made (including any notices, certificates, documents or other information provided) by the Ancillary Borrower (in its capacity as an Obligor) or any other Obligor to the Agent under the Facility Agreement shall be deemed to have also been made to the Ancillary Lender.
8.
Neither the Ancillary Borrower nor the Ancillary Lender may assign or transfer any of its rights or obligations under this Ancillary Document.
9.
This Ancillary Document may only be amended (and the provisions hereof may only be waived) by agreement in writing between the Ancillary Borrower and the Ancillary Lender.
10.
In the case of payment in CNH, any interest, commission or fee accruing under an Ancillary Document will accrue from day to day and is calculated, (a) on the basis of the actual number of days elapsed and a year of 360 days or in any case where the practice in the Hong Kong interbank market differs, in accordance with that market practice, and (b) subject to paragraph (b) of clause 29.3 (Day count convention) of the Facility Agreement, without rounding.
11.
Other than the terms set out in paragraph 3 above and subject to paragraphs 4 to 10 above and the terms of the Facility Agreement, the terms applicable to the Ancillary Facility shall be the same as the terms applicable to the Facility under the Facility Agreement.
12.
This Ancillary Document may be executed in any number of counterparts, and this has the same effect as if the signatures on such counterparts were on a single copy of this Ancillary Document.
13.
The agreement constituted by this Ancillary Document and your acceptance thereof and any non-contractual obligations arising out of or in connection with this Ancillary Document are governed by English law.
14.
A person who is not a party to this Ancillary Document has no right under the Third Parties Act to enforce or to enjoy the benefit of any term of this Ancillary Document.

Please kindly signify your agreement to the above by signing and returning to us a copy of this Ancillary Document.

Yours faithfully

For and on behalf of

[Obligor]

as Ancillary Borrower

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We agree to and accept the terms of the Ancillary Document and shall make the requested Ancillary Facility Loan available on the Ancillary Facility Utilisation Date through our Facility Office.

For and on behalf of

[Ancillary Lender]

as Ancillary Lender

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THE SCHEDULE

Terms applicable to CNH HIBOR:

CHN HIBOR:

The rate for deposits in CNH for settlement in Hong Kong published by the Treasury Markets Association which appears on the Thomson Reuters Screen <CNHHIBORFIX01> Page or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters. If such page or service ceases to be available, the Agent may specify another page or service displaying the relevant rate after consultation with the Company.

Quotation Day:

In relation to any period for which an interest rate is to be determined, the first day of that period (unless market practice differs in the Relevant Market for that currency in which case the Quotation Day will be determined by the Agent in accordance with that market practice (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days)).

Quotation Time:	At or around 11.15am (or if at that time the Treasury Markets Association notifies that such rate will be published at 2.30pm, then as of 2.30pm) on the Quotation Day.
Relevant Market:	The Hong Kong interbank market.

Terms applicable to LPR:

LPR:

The prevailing one-year RMB loan prime rate () published by the National Interbank Funding Centre (), the designated publisher of such RMB loan prime rate under the authorisation of the People’s Bank of China or any successor entity or organisation designated by the applicable Governmental Agency in the PRC for the publication of such rate).

Quotation Day:

In relation to any period for which an interest rate is to be determined, the day on which the National Interbank Funding Centre () is authorised by the People’s Bank of China to publish the loan prime rate () from time to time, which is the 20th day of each month (to be postponed in the case of Chinese holidays) as of the date of this Ancillary Documents.

Quotation Time:	11.00am on the Quotation Day.
Relevant Market:	The PRC interbank market.

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The Company

ALIBABA GROUP HOLDING LIMITED

By:	/s/ Gloria Yuehong QIN
Name:	Gloria Yuehong QIN
Title:	Authorized Signatory

Double Espresso - Signature page to the Fourth Amendment and Restatement Agreement

AGSL and New Obligor

ALIBABA GROUP HOLDING LIMITED

By:	/s/ OU Chia-Lin
Name:	OU Chia-Lin
Title:	Authorized Signatory

Double Espresso - Signature page to the Fourth Amendment and Restatement Agreement

AGSL and New Obligor

ALIBABA SOUTHEAST ASIA HOLDING PRIVATE LIMITED

By:	/s/ OU Chia-Lin
Name:	OU Chia-Lin
Title:	Authorized Signatory

Double Espresso - Signature page to the Fourth Amendment and Restatement Agreement

The Agent

CITICORP INTERNATIONAL LIMITED

By:	/s/ Terence Yeung
Name:	Terence Yeung
Title:	Vice President

Double Espresso - Signature page to the Fourth Amendment and Restatement Agreement